SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

		Filed by the Registrant	[X]
		Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series IV; Fidelity Boylston Street Trust; Fidelity California Municipal Trust;
Fidelity California Municipal Trust II; Fidelity Central Investment Portfolios II LLC;
Fidelity Charles Street Trust; Fidelity Colchester Street Trust; Fidelity Commonwealth Trust II;
Fidelity Court Street Trust; Fidelity Court Street Trust II; Fidelity Garrison Street Trust;
Fidelity Hereford Street Trust; Fidelity Massachusetts Municipal Trust; Fidelity Merrimack Street Trust;
Fidelity Municipal Trust; Fidelity Municipal Trust II; Fidelity New York Municipal Trust;
Fidelity New York Municipal Trust II; Fidelity Oxford Street Trust; Fidelity Oxford Street Trust II;
Fidelity Revere Street Trust; Fidelity School Street Trust; Fidelity Union Street Trust; and
Fidelity Union Street Trust II

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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I M P O R T A N T

Proxy Materials

(The chairman's photo appears here.)

PLEASE CAST YOUR VOTE NOW!

Funds of Fidelity Advisor Series IV, Fidelity Boylston Street Trust, Fidelity California Municipal Trust, Fidelity California Municipal Trust II, Fidelity Central Investment Portfolios II LLC, Fidelity Charles Street Trust, Fidelity Colchester Street Trust, Fidelity Commonwealth Trust II, Fidelity Court Street Trust, Fidelity Court Street Trust II, Fidelity Garrison Street Trust, Fidelity Hereford Street Trust, Fidelity Massachusetts Municipal Trust, Fidelity Merrimack Street Trust, Fidelity Municipal Trust, Fidelity Municipal Trust II, Fidelity New York Municipal Trust, Fidelity New York Municipal Trust II, Fidelity Oxford Street Trust, Fidelity Oxford Street Trust II, Fidelity Revere Street Trust, Fidelity School Street Trust, Fidelity Union Street Trust, and Fidelity Union Street Trust II

Dear Shareholder:

A special meeting of shareholders of the Fidelity funds mentioned above will be held on November 18, 2015. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on matters that affect your funds. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe this proposal is in the best interests of shareholders. They recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing them in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

If you have any questions before you vote, please call Fidelity using the contact information applicable to your funds located in the table in the enclosed Q&A. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,
(The chairman's signature appears here.)

Abigail P. Johnson
Chairman

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. The Trustees review fund performance, oversee fund activities, consider fund policy changes, and review contractual arrangements with companies that provide services to the funds.

What is the affiliation of the Board and Fidelity?

The purpose of the Board is to ensure that shareholders' best interests are protected in the operation of a mutual fund. The proxy statement describes the composition of each trust's board, including those trustees who are "interested" and those who are "independent." Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, Fidelity Management & Research Company (FMR), or other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board. You can find the compensation table, which details these fees, in the proxy statement.

Has the funds' Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity has hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is September 21, 2015.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity. Please see the contact information located in the table below for each fund and class, as applicable.

Contact Information for each Fund and Class (as applicable)

Fund or Class
Contact Information

Retail funds and/or classes
1-800-544-8544

Advisor or Institutional Classes
1-877-208-0098

ETFs
1-800-FIDELITY

Fidelity® Institutional Money Market Funds
1-877-297-2952

Class F
1-800-835-5092

Strategic Advisers® Multi-Manager Target Date Funds (Plan accounts)
1-800-835-5095

Strategic Advisers Multi-Manager Target Date Funds (All other accounts)
1-800-544-3455

Strategic Advisers Multi-Manager Target Date Funds: Class L and Class N (Plan participants)
1-800-835-5095

Strategic Advisers Multi-Manager Target Date Funds: Class L and Class N (Advisors and Investment Professionals)
1-877-208-0098

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on November 18, 2015

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy.

FIDELITY ADVISOR SERIES IV, FIDELITY BOYLSTON STREET TRUST, FIDELITY CALIFORNIA MUNICIPAL TRUST, FIDELITY CALIFORNIA MUNICIPAL TRUST II, FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC, FIDELITY CHARLES STREET TRUST, FIDELITY COLCHESTER STREET TRUST, FIDELITY COMMONWEALTH TRUST II, FIDELITY COURT STREET TRUST, FIDELITY COURT STREET TRUST II, FIDELITY GARRISON STREET TRUST, FIDELITY HEREFORD STREET TRUST, FIDELITY MASSACHUSETTS MUNICIPAL TRUST, FIDELITY MERRIMACK STREET TRUST, FIDELITY MUNICIPAL TRUST, FIDELITY MUNICIPAL TRUST II, FIDELITY NEW YORK MUNICIPAL TRUST, FIDELITY NEW YORK MUNICIPAL TRUST II, FIDELITY OXFORD STREET TRUST, FIDELITY OXFORD STREET TRUST II, FIDELITY REVERE STREET TRUST, FIDELITY SCHOOL STREET TRUST, FIDELITY UNION STREET TRUST, AND FIDELITY UNION STREET TRUST II

245 Summer Street, Boston, Massachusetts 02210
See Appendix A for contact information.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held at an office of the trusts, One Spartan Way, Merrimack, NH 03054 (Industrial Drive, Exit 10, off Rte 3) on November 18, 2015, at 8:30 a.m. Eastern Time (ET). Appendix B contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposal for each trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

The Board of Trustees has fixed the close of business on September 21, 2015 as the record date for the determination of the shareholders entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

MARC R. BRYANT
Secretary

October 2, 2015

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card or notice handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES IV, FIDELITY BOYLSTON STREET TRUST, FIDELITY CALIFORNIA MUNICIPAL TRUST, FIDELITY CALIFORNIA MUNICIPAL TRUST II, FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC, FIDELITY CHARLES STREET TRUST, FIDELITY COLCHESTER STREET TRUST, FIDELITY COMMONWEALTH TRUST II, FIDELITY COURT STREET TRUST, FIDELITY COURT STREET TRUST II, FIDELITY GARRISON STREET TRUST, FIDELITY HEREFORD STREET TRUST, FIDELITY MASSACHUSETTS MUNICIPAL TRUST, FIDELITY MERRIMACK STREET TRUST, FIDELITY MUNICIPAL TRUST, FIDELITY MUNICIPAL TRUST II, FIDELITY NEW YORK MUNICIPAL TRUST, FIDELITY NEW YORK MUNICIPAL TRUST II, FIDELITY OXFORD STREET TRUST, FIDELITY OXFORD STREET TRUST II, FIDELITY REVERE STREET TRUST, FIDELITY SCHOOL STREET TRUST, FIDELITY UNION STREET TRUST, AND FIDELITY UNION STREET TRUST II

TO BE HELD ON NOVEMBER 18, 2015

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on November 18, 2015 at 8:30 a.m. Eastern Time (ET) at One Spartan Way, Merrimack, NH 03054.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about October 2, 2015. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. (D.F. King) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trusts. The funds may also arrange to have votes recorded by telephone. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix C.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted at the Meeting.

Appendix B lists each fund's investment adviser and administrator, if applicable, and their principal business address, as well as each fund's auditor and fiscal year end. Each fund's sub-adviser and each sub-adviser's principal business address is included in Appendix D. The principal business address of Fidelity Distributors Corporation (FDC), each fund's (other than the Fidelity® Central Funds) principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

Unless otherwise indicated in Appendix B, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by each fund and class, as applicable, provided the expenses do not exceed any existing expense caps. See Appendix E for current expense cap information. Expenses exceeding an expense cap will be paid by the fund's investment adviser. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs will be allocated among the funds based upon the relative total net assets of each fund. The costs will be allocated on a pro rata basis to each class of a fund based on the net assets of each class relative to the total net assets of the fund.

For funds whose management contract with the investment adviser or administration agreement with the administrator, as applicable, obligates the investment adviser or the administrator to pay certain fund level expenses, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by the investment adviser or the administrator listed in Appendix B. The investment adviser or the administrator will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of each trust's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Information regarding the number of shares of each fund and class, if applicable, of each trust issued and outstanding is provided in Appendix F.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix G.

Certain shares are registered to Fidelity Management & Research Company (FMR) or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on September 21, 2015 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund's annual and/or semiannual reports, call the applicable contact number noted in Appendix A, visit Fidelity's web sites at www.fidelity.com, www.advisor.fidelity.com, or www.401k.com, as applicable, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917. For Fidelity Advisor® Multi-Asset Income Fund, a financial report will be available once the fund has completed its first fiscal period.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares voted in person or by proxy. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

PROPOSAL 1
TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees. All nominees are currently Trustees or Advisory Board Members of each trust. Appendix H lists the length of service of each nominee with respect to each trust. Certain nominees were previously elected by shareholders to serve as Trustees of certain trusts, while other nominees were initially appointed by the Trustees and have not yet been elected by shareholders of all trusts. A third-party search firm retained by the Independent Trustees recommended Elizabeth S. Acton, John Engler, Albert R. Gartland, and Michael E. Kenneally, and an executive officer of FMR recommended Abigail P. Johnson and Geoffrey A. von Kuhn.

Except for Ms. Acton and Messrs. Engler and von Kuhn, each of the nominees oversees 235 funds. Ms. Acton and Mr. Engler each oversee 219 funds. Mr. von Kuhn oversees 96 funds. Ms. Acton and Mr. Engler are currently first-time nominees for Trustee for 16 funds. Mr. von Kuhn is currently a first-time nominee for Trustee for 139 funds. If elected, each Trustee will oversee 235 funds.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940, as amended (the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**
Abigail P. Johnson (1961)
Chairman of the Board of Trustees (since 2014)

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with a trust or various entities under common control with FMR.

** The information above includes each nominee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee's qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**
Elizabeth S. Acton (1951)

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc., Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Vice Chairman of the Independent Trustees (since 2015)

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Chairman of the Independent Trustees (since 2015)

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity Funds (2012-2015).

** The information above includes each nominee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee's qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

As of June 30, 2015, the nominees, Trustees and officers of the trusts and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

During the period September 1, 2013 through June 30, 2015, Mr. von Kuhn exchanged shares of one class of FMR LLC stock for an equal number of shares of another class of FMR LLC stock.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Appendix H shows the composition of the Board of Trustees of each Trust and the length of service of each Trustee (see Appendix B for a list of each fund's fiscal year end and Appendix I for the number of Board meetings held during each fund's last fiscal year end). Following the election, it is expected each fund's Board will include two interested Trustees and eight Independent Trustees, and will meet at least six times a year at regularly scheduled meetings. For additional information about the committees of the funds' Trustees, refer to the section entitled "Board Structure and Oversight Function and Standing Committees of the Trust's Current Trustees."

The dollar range of equity securities beneficially owned as of June 30, 2015 by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix J.

Trustee compensation information for each fund of the current Board is included in Appendix K.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND
STANDING COMMITTEES OF THE TRUST'S CURRENT TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee, respectively. The funds do not hold annual shareholder meetings and therefore do not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged the adviser and FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through the adviser, FMR and its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under Securities and Exchange Commission (SEC) regulations for money market funds. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees. See Appendix I for the number of meetings each standing committee held during each fund's last fiscal year.

The Operations Committee is composed of all of the Independent Trustees, with Ms. Knowles currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and the adviser and between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and the adviser and between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with the adviser or FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by the adviser or FMR.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton serving as Chair for each series of each trust except Fidelity Colchester Street Trust, Fidelity Court Street Trust, and Fidelity Court Street Trust II. Mr. Keyes serves as Chair for each series of Fidelity Colchester Street Trust, Fidelity Court Street Trust, and Fidelity Court Street Trust II. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers' internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC).

The Governance and Nominating Committee is composed of Ms. Knowles (Chair) and Messrs. Johnson (Vice Chair) and Kenneally. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of the adviser, FMR and their respective affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the Governance and Nominating Committee Charter is available at http://www.fidelity.com and is attached as Exhibit 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), have been selected as the independent registered public accounting firms for each fund, as indicated in Appendix B. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to each trust's Audit Committee that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms examine annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust's Audit Committee must pre-approve all audit and non-audit services provided by the applicable independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to each trust and any non-audit service provided by a fund auditor to the investment adviser, as indicated in Appendix B, and entities controlling, controlled by, or under common control with the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relate directly to the operations and financial reporting of each trust ("Covered Service") are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee; or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of each trust ("Non-Covered Service") are reported to the Audit Committee on a periodic basis.

Each trust's Audit Committee has considered non-audit services that were not pre-approved and that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix L presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix M presents fees billed by PwC and Deloitte Entities that were required to be approved by each trust's Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix N presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by each trust's Audit Committee pursuant to the "de minimis" exception during the funds' last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

OFFICERS OF THE TRUST

The executive officers of the trust include: Elizabeth Paige Baumann, Marc R. Bryant, Jonathan Davis, Adrien E. Deberghes, Stephanie J. Dorsey, Howard J. Galligan III, Scott C. Goebel, Thomas C. Hense, Timothy Huyck, Vince Gubitosi, Chris Maher, Jason P. Pogorelec, Nancy D. Prior, Kenneth B. Robins, Stephen Sadoski, Stacie M. Smith, Renee Stagnone, Christine J. Thompson, Michael H. Whitaker, Derek L. Young, and Joseph F. Zambello. Additional information about the executive officers of the trust can be found in the following table.

The executive officers hold office without limit in time, except that any officer may resign, or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010/2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds) and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense serves as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Timothy Huyck (1964)
Year of Election or Appointment: 2015 Vice President of Fidelity's Money Market Funds

Mr. Huyck also serves as Vice President of other funds. Mr. Huyck serves as Chief Investment Officer of Fidelity's Money Market Funds (2015-present) and is an employee of Fidelity Investments (1990-present).

Vince Gubitosi (1972)
Year of Election or Appointment: 2012 Vice President
Mr. Gubitosi is the President and Chief Investment Officer of Geode Capital Management, LLC (Geode). Mr. Gubitosi was an employee of Geode from 2002 to 2005, and rejoined Geode in 2007.
Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)
Year of Election or Appointment: 2015 Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014 Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Christine J. Thompson (1958)
Year of Election or Appointment: 2015 Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 1.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention "Fund Shareholder Meetings," 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts, 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

FIXED INCOME AND ASSET ALLOCATION FUNDS

Governance and Nominating Committee Charter

I. Background

The investment companies managed by Fidelity Management & Research Company or its affiliates (collectively, "FMR") comprising the Fixed Income and Asset Allocation Funds of the Fidelity Funds are referred to as the "Funds"1; the Boards of Trustees of the Funds are referred to collectively as the "Board of Trustees" and the members are referred to as the "Trustees"; Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the "Independent Trustees"; and committees of the Boards of Trustees are referred to as "Board Committees." The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the "Committee").

A. Composition of the Committee

The Committee shall be comprised solely of Independent Trustees and will have not less than three members. The members of the Committee will be determined annually, other than the Chair of the Committee, by vote of the Independent Trustees upon the recommendation of the Committee.

B. Chair; Functions of the Chair

The Chair of the Committee (the "Chair") shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of three years, subject to extension on a year-to-year basis by vote of the Independent Trustees. In the absence of such Chair and any Vice Chair, a majority of the members of the Committee may designate an acting Chair of the Committee (who shall also in such circumstances be the acting lead Independent Trustee). Following the expiration of the Chair's term, he or she shall retire from the Committee for at least one year.

The Chair shall have the following responsibilities:

1. The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair's absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair's absence.

2. The Chair shall serve as Chair of the Operations Committee.

3. The Chair shall serve as the principal liaison between the Independent Trustees and the management of FMR.

4. At meetings of the Operations Committee or the full Board of Trustees, the Chair will report on the Committee's recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

5. The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

6. The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C. Meetings and Procedures of the Committee

1. The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

2. A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

3. The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

4. The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

5. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

1  The term "Funds" includes the investment-grade bond funds, the money market funds and the asset allocation funds and certain funds advised by Strategic Advisers. The term "Funds" does not include The North Carolina Capital Management Trust or the Fidelity Funds overseen by the Board of Trustees of the Equity and High Income Funds ("Equity Funds Board").

D. Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Funds' expense, such independent counsel or other advisers as it deems necessary.

E. Particular Actions of the Committee

The Committee will:

1. Periodically review Board and Committee procedures and Committee Charters.

2. Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

3. Monitor corporate governance matters and make recommendations to the Board.

4. Make recommendations on the frequency and structure of Board of Trustees meetings.

5. Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

6. Make recommendations as to the size and members, the chair, vice chair if any, of each standing or ad hoc Board Committee. The chair and, unless such Committee is not a committee comprised of all Independent Trustees, the members of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Audit Committee, the Operations Committee and the Governance and Nominating Committee), with the chairs periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

7. Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

8. Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

9. Act as administrative committee under the Funds' fee deferral plan for Independent Trustees.

10. Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

11. Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

12. Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

13. Monitor the functioning of the Board and Independent Trustees Committees and make recommendations for any changes, including the creation or elimination of such standing or ad hoc Committees.

14. Monitor regulatory and other developments to determine whether to recommend modifications to the Committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

15. Recommend that the Board or the Independent Trustees establish such special or ad hoc Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee's power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board or of the Independent Trustees, or any individual trustee, to make such a recommendation at any time.

F. Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function. The Chair shall, or shall appoint an Independent Trustee to, conduct the annual self-evaluation.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees' performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds' or the Board of Trustees' policies, procedures and structures. This report may be written or oral.

G. Evaluation of the Continuing Participation of Independent Trustees

The Committee shall be responsible to assess whether any Independent Trustee, based on his or her continuing interest and commitment or level of participation, or on other specific and relevant reasons, in respect of the Funds, should not stand for election to the Board of Trustees at the next annual meeting of any Funds or, if no such annual meeting is scheduled for that year, should retire from the Board of Trustees within an appropriate time.

If the Committee determines that there is a reasonable basis, in its view, for concern about a particular Independent Trustee (an "Identified Trustee"), the Committee, under the leadership of the Chair, shall consult with each other Independent Trustee, including the Identified Trustee, as to the bases for the Committee's concern, and the Committee thereafter shall take such action or make such suggestions as appropriate, including privately suggesting that such Independent Trustee retire, provided that no Independent Trustee shall be formally asked to retire from the Board of Trustees unless all other Independent Trustees unanimously agree.

III. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A. Identification of Candidates

The Committee will:

1. Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

2. Periodically review the Independent Trustee's Statement of Policy on Criteria for Selecting Independent Trustees ("Statement of Policy"), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

3. Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be "disinterested" in terms of both the letter and spirit of the Investment Company Act.

4. Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person's subsequent service as a Trustee.

5. Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B. Selection of the Chair, etc.

1. The Committee will establish from time to time and as appropriate a procedure to choose a successor to the Chair with the objective that such successor shall be designated by a majority of the Independent Trustees as the Vice Chair of the Committee not later than one year before the expiration of the Chair's term in order that there will be an orderly transition between them.

2. Such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair's absence.

3. In the event of the death, incapacity or resignation of the Chair, the Vice Chair (if any) shall become the Chair without further action of the Committee or the Independent Trustees, and, in the absence of a Vice Chair, the remaining members of the Committee shall designate an acting Chair and initiate promptly a procedure to choose a successor Chair (who may be the acting Chair) by the vote of a majority of the Independent Trustees.

Amended at Trustees Meeting on July 14, 2011.

APPENDIX A

Contact information for each fund and class, as applicable.

1-800-544-8544
(retail funds and/or classes)

1-877-208-0098
(Advisor or institutional classes)

1-800-FIDELITY
(ETFs)

1-877-297-2952
(Fidelity® Institutional Money Market Funds)

1-800-835-5092
(Class F)

1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts)
(Strategic Advisers® Multi-Manager Target Date Funds)

1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals)
(Strategic Advisers® Multi-Manager Target Date Funds: Class L and Class N)

APPENDIX B

List of funds, investment advisers, adminstrator, if any, and their principal business address, fund auditors, and fiscal year ends.

TRUSTS/Funds
Investment Adviser[1]
Administrator
Auditor[1]
FYE
FIDELITY ADVISOR SERIES IV:

Fidelity Limited Term Government Fund[2]
FMR
--
PwC
11/30
FIDELITY BOYLSTON STREET TRUST:

Strategic Advisers Multi-Manager 2005 Fund[3,4]
SAI
FMR
Deloitte
3/31
Strategic Advisers Multi-Manager 2010 Fund[3,4]
SAI
FMR
Deloitte
3/31
Strategic Advisers Multi-Manager 2015 Fund[3,4]
SAI
FMR
Deloitte
3/31
Strategic Advisers Multi-Manager 2020 Fund[3,4]
SAI
FMR
Deloitte
3/31
Strategic Advisers Multi-Manager 2025 Fund[3,4]
SAI
FMR
Deloitte
3/31
Strategic Advisers Multi-Manager 2030 Fund[3,4]
SAI
FMR
Deloitte
3/31
Strategic Advisers Multi-Manager 2035 Fund[3,4]
SAI
FMR
Deloitte
3/31
Strategic Advisers Multi-Manager 2040 Fund[3,4]
SAI
FMR
Deloitte
3/31
Strategic Advisers Multi-Manager 2045 Fund[3,4]
SAI
FMR
Deloitte
3/31
Strategic Advisers Multi-Manager 2050 Fund[3,4]
SAI
FMR
Deloitte
3/31
Strategic Advisers Multi-Manager 2055 Fund[3,4]
SAI
FMR
Deloitte
3/31
Strategic Advisers Multi-Manager 2060 Fund[3,4]
SAI
FMR
Deloitte
3/31
Strategic Advisers Multi-Manager Income Fund[3,4]
SAI
FMR
Deloitte
3/31
FIDELITY CALIFORNIA MUNICIPAL TRUST:

Fidelity California Limited Term Tax-Free Bond Fund
FMR
--
PwC
2/28
Fidelity California Municipal Income Fund
FMR
--
PwC
2/28
FIDELITY CALIFORNIA MUNICIPAL TRUST II:

Fidelity California AMT Tax-Free Money Market Fund[2]
FMR
--
PwC
2/28
Fidelity California Municipal Money Market Fund
FMR
--
PwC
2/28
FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC:

Fidelity Inflation-Protected Bond Index Central Fund
FIMM
--
Deloitte
9/30
Fidelity Investment Grade Bond Central Fund
FIMM
--
Deloitte
9/30
Fidelity Mortgage Backed Securities Central Fund
FIMM
--
PwC
8/31
FIDELITY CHARLES STREET TRUST:

Fidelity Asset Manager 20%
FMR
--
Deloitte
9/30
Fidelity Asset Manager 30%
FMR
--
Deloitte
9/30
Fidelity Asset Manager 40%
FMR
--
Deloitte
9/30
Fidelity Asset Manager 50%
FMR
--
Deloitte
9/30
Fidelity Asset Manager 60%
FMR
--
Deloitte
9/30
Fidelity Asset Manager 70%
FMR
--
Deloitte
9/30
Fidelity Asset Manager 85%
FMR
--
Deloitte
9/30
Fidelity Global Balanced Fund
FMR
--
PwC
10/31
Fidelity Series Broad Market Opportunities Fund
FMR
--
PwC
9/30
FIDELITY COLCHESTER STREET TRUST:

Government Portfolio
FMR
--
Deloitte
3/31
Money Market Portfolio
FMR
--
Deloitte
3/31
Prime Money Market Portfolio
FMR
--
Deloitte
3/31
Tax-Exempt Portfolio
FMR
--
Deloitte
3/31
Treasury Only Portfolio
FMR
--
Deloitte
3/31
Treasury Portfolio
FMR
--
Deloitte
3/31
FIDELITY COMMONWEALTH TRUST II:

Fidelity International Enhanced Index Fund[2,4]
SAI
--
PwC
2/28
Fidelity Large Cap Core Enhanced Index Fund[2,4]
SAI
--
PwC
2/28
Fidelity Large Cap Growth Enhanced Index Fund[2,4]
SAI
--
PwC
2/28
Fidelity Large Cap Value Enhanced Index Fund[2,4]
SAI
--
PwC
2/28
Fidelity Mid Cap Enhanced Index Fund[2,4]
SAI
--
PwC
2/28
Fidelity Small Cap Enhanced Index Fund[2,4]
SAI
--
PwC
2/28
FIDELITY COURT STREET TRUST:

Fidelity Connecticut Municipal Income Fund
FMR
--
PwC
11/30
Fidelity New Jersey Municipal Income Fund
FMR
--
PwC
11/30
FIDELITY COURT STREET TRUST II:

Fidelity Connecticut Municipal Money Market Fund
FMR
--
PwC
11/30
Fidelity New Jersey AMT Tax-Free Money Market Fund[2]
FMR
--
PwC
11/30
Fidelity New Jersey Municipal Money Market Fund
FMR
--
PwC
11/30
FIDELITY GARRISON STREET TRUST:

Fidelity Money Market Central Fund
FIMM
--
Deloitte
9/30
VIP Investment Grade Central Fund
FIMM
--
Deloitte
12/31
FIDELITY HEREFORD STREET TRUST:

Fidelity Government Money Market Fund
FMR
--
PwC
4/30
Fidelity Money Market Fund
FMR
--
PwC
4/30
Fidelity Treasury Only Money Market Fund[2]
FMR
--
PwC
4/30
FIDELITY MASSACHUSETTS MUNICIPAL TRUST:

Fidelity Massachusetts AMT Tax-Free Money Market Fund[2]
FMR
--
Deloitte
1/31
Fidelity Massachusetts Municipal Income Fund
FMR
--
Deloitte
1/31
Fidelity Massachusetts Municipal Money Market Fund
FMR
--
Deloitte
1/31
FIDELITY MERRIMACK STREET TRUST:

Fidelity Corporate Bond ETF[2]
FIMM
--
PwC
8/31
Fidelity Limited Term Bond ETF[2]
FIMM
--
PwC
8/31
Fidelity Total Bond ETF[2]
FIMM
--
PwC
8/31
FIDELITY MUNICIPAL TRUST:

Fidelity Conservative Income Municipal Bond Fund[2]
FMR
--
PwC
12/31
Fidelity Limited Term Municipal Income Fund
FMR
--
PwC
12/31
Fidelity Michigan Municipal Income Fund
FMR
--
PwC
12/31
Fidelity Minnesota Municipal Income Fund
FMR
--
PwC
12/31
Fidelity Municipal Income Fund
FMR
--
PwC
12/31
Fidelity Ohio Municipal Income Fund
FMR
--
PwC
12/31
Fidelity Pennsylvania Municipal Income Fund
FMR
--
PwC
12/31
FIDELITY MUNICIPAL TRUST II:

Fidelity Michigan Municipal Money Market Fund
FMR
--
PwC
12/31
Fidelity Ohio Municipal Money Market Fund
FMR
--
PwC
12/31
Fidelity Pennsylvania Municipal Money Market Fund[2]
FMR
--
PwC
12/31
FIDELITY NEW YORK MUNICIPAL TRUST:

Fidelity New York Municipal Income Fund
FMR
--
Deloitte
1/31
FIDELITY NEW YORK MUNICIPAL TRUST II:

Fidelity New York AMT Tax-Free Money Market Fund[2]
FMR
--
Deloitte
1/31
Fidelity New York Municipal Money Market Fund
FMR
--
Deloitte
1/31
FIDELITY OXFORD STREET TRUST:

Fidelity Series Commodity Strategy Fund[2]
Geode
FMR
PwC
7/31
FIDELITY OXFORD STREET TRUST II:

Fidelity Commodity Strategy Central Fund[3]
Geode
FMR
PwC
7/31
FIDELITY REVERE STREET TRUST:

Fidelity Cash Central Fund
FIMM
--
PwC
5/31
Fidelity Municipal Cash Central Fund
FIMM
--
PwC
5/31
Fidelity Securities Lending Cash Central Fund
FIMM
--
PwC
5/31
Fidelity Tax-Free Cash Central Fund
FIMM
--
Deloitte
5/31
FIDELITY SCHOOL STREET TRUST:

Fidelity Advisor Multi-Asset Income Fund
FMR
--
PwC
12/31
Fidelity Global Bond Fund
FMR
--
PwC
12/31
Fidelity Intermediate Municipal Income Fund
FMR
--
PwC
12/31
Fidelity International Bond Fund
FMR
--
PwC
12/31
Fidelity Strategic Income Fund
FMR
--
PwC
12/31
FIDELITY UNION STREET TRUST:

Fidelity Arizona Municipal Income Fund[2]
FMR
--
PwC
8/31
Fidelity Maryland Municipal Income Fund[2]
FMR
--
PwC
8/31
FIDELITY UNION STREET TRUST II:

Fidelity Arizona Municipal Money Market Fund[2]
FMR
--
PwC
8/31
Fidelity Municipal Money Market Fund
FMR
--
PwC
8/31

1 The principal business address for Fidelity Management & Research Company (FMR) and Fidelity Investments Money Management, Inc. (FIMM) is 245 Summer Street, Boston, Massachusetts 02210. The principal business address for Geode Capital Management, LLC (Geode) is One Post Office Square, 20th Floor, Boston, Massachusetts 02109. "PwC" refers to PricewaterhouseCoopers LLP and "Deloitte" refers to Deloitte & Touche LLP.

2 Expenses in connection with preparing this proxy statement and all solicitations will be borne by the fund's investment adviser.

3 Expenses in connection with preparing this proxy statement and all solicitations will be borne by the fund's administrator.

4 Effective October 1, 2015, FMR Co., Inc. (FMRC) will serve as each fund's investment adviser. The principal business address for Strategic Advisers, Inc. (SAI) and FMRC is 245 Summer Street, Boston, Massachusetts 02210.

APPENDIX C

Estimated aggregate costs for services to be provided by D.F. King to receive votes over the phone and to call and solicit votes are stated below.

TRUSTS/Funds	Estimated aggregate cost for D.F. King to receive votes over the phone	Estimated aggregate cost for D.F. King to call and solicit votes
FIDELITY ADVISOR SERIES IV:
Fidelity Limited Term Government Fund	$ 125,000	$ 31,000
FIDELITY BOYLSTON STREET TRUST:
Strategic Advisers Multi-Manager 2005 Fund	$ 1,250	$ 312
Strategic Advisers Multi-Manager 2010 Fund	$ 1,250	$ 312
Strategic Advisers Multi-Manager 2015 Fund	$ 1,250	$ 312
Strategic Advisers Multi-Manager 2020 Fund	$ 1,250	$ 312
Strategic Advisers Multi-Manager 2025 Fund	$ 1,250	$ 312
Strategic Advisers Multi-Manager 2030 Fund	$ 1,250	$ 312
Strategic Advisers Multi-Manager 2035 Fund	$ 1,250	$ 312
Strategic Advisers Multi-Manager 2040 Fund	$ 1,250	$ 312
Strategic Advisers Multi-Manager 2045 Fund	$ 1,250	$ 312
Strategic Advisers Multi-Manager 2050 Fund	$ 1,250	$ 312
Strategic Advisers Multi-Manager 2055 Fund	$ 1,250	$ 312
Strategic Advisers Multi-Manager 2060 Fund	$ 1,250	$ 312
Strategic Advisers Multi-Manager Income Fund	$ 1,250	$ 312
FIDELITY CALIFORNIA MUNICIPAL TRUST:
Fidelity California Limited Term Tax-Free Bond Fund	$ 46,000	$ 11,000
Fidelity California Municipal Income Fund	$ 110,000	$ 27,000
FIDELITY CALIFORNIA MUNICIPAL TRUST II:
Fidelity California AMT Tax-Free Money Market Fund	$ 25,000	$ 6,000
Fidelity California Municipal Money Market Fund	$ 388,000	$ 97,000
FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC:
Fidelity Inflation-Protected Bond Index Central Fund	$ 1,250	$ 312
Fidelity Investment Grade Bond Central Fund	$ 1,250	$ 312
Fidelity Mortgage Backed Securities Central Fund	$ 1,250	$ 312
FIDELITY CHARLES STREET TRUST:
Fidelity Asset Manager 20%	$ 75,000	$ 19,000
Fidelity Asset Manager 30%	$ 18,000	$ 4,000
Fidelity Asset Manager 40%	$ 16,000	$ 4,000
Fidelity Asset Manager 50%	$ 61,000	$ 15,000
Fidelity Asset Manager 60%	$ 18,000	$ 5,000
Fidelity Asset Manager 70%	$ 22,000	$ 5,000
Fidelity Asset Manager 85%	$ 10,000	$ 3,000
Fidelity Global Balanced Fund	$ 1,250	$ 312
Fidelity Series Broad Market Opportunities Fund	$ 1,250	$ 312
FIDELITY COLCHESTER STREET TRUST:
Government Portfolio	$ 1,250	$ 312
Money Market Portfolio	$ 1,250	$ 312
Prime Money Market Portfolio	$ 1,250	$ 312
Tax-Exempt Portfolio	$ 1,250	$ 312
Treasury Only Portfolio	$ 1,250	$ 312
Treasury Portfolio	$ 1,250	$ 312
FIDELITY COMMONWEALTH TRUST II:
Fidelity International Enhanced Index Fund	$ 3,000	$ 720
Fidelity Large Cap Core Enhanced Index Fund	$ 60,000	$ 15,000
Fidelity Large Cap Growth Enhanced Index Fund	$ 55,000	$ 14,000
Fidelity Large Cap Value Enhanced Index Fund	$ 179,000	$ 45,000
Fidelity Mid Cap Enhanced Index Fund	$ 110,000	$ 27,000
Fidelity Small Cap Enhanced Index Fund	$ 85,000	$ 21,000
FIDELITY COURT STREET TRUST:
Fidelity Connecticut Municipal Income Fund	$ 28,000	$ 7,000
Fidelity New Jersey Municipal Income Fund	$ 46,000	$ 11,000
FIDELITY COURT STREET TRUST II:
Fidelity Connecticut Municipal Money Market Fund	$ 80,000	$ 20,000
Fidelity New Jersey AMT Tax-Free Money Market Fund	$ 12,000	$ 3,000
Fidelity New Jersey Municipal Money Market Fund	$ 174,000	$ 44,000
FIDELITY GARRISON STREET TRUST:
Fidelity Money Market Central Fund	$ 1,250	$ 312
VIP Investment Grade Central Fund	$ 1,250	$ 312
FIDELITY HEREFORD STREET TRUST:
Fidelity Government Money Market Fund	$ 1,700,000	$ 434,000
Fidelity Money Market Fund	$ 204,000	$ 51,000
Fidelity Treasury Only Money Market Fund	$ 239,000	$ 60,000
FIDELITY MASSACHUSETTS MUNICIPAL TRUST:
Fidelity Massachusetts AMT Tax-Free Money Market Fund	$ 15,000	$ 4,000
Fidelity Massachusetts Municipal Income Fund	$ 36,000	$ 9,000
Fidelity Massachusetts Municipal Money Market Fund	$ 303,000	$ 76,000
FIDELITY MERRIMACK STREET TRUST:
Fidelity Corporate Bond ETF	$ 1,250	$ 312
Fidelity Limited Term Bond ETF	$ 1,250	$ 312
Fidelity Total Bond ETF	$ 1,250	$ 312
FIDELITY MUNICIPAL TRUST:
Fidelity Conservative Income Municipal Bond Fund	$ 1,250	$ 312
Fidelity Limited Term Municipal Income Fund	$ 53,000	$ 13,000
Fidelity Michigan Municipal Income Fund	$ 1,250	$ 312
Fidelity Minnesota Municipal Income Fund	$ 1,250	$ 312
Fidelity Municipal Income Fund	$ 68,000	$ 17,000
Fidelity Ohio Municipal Income Fund	$ 1,250	$ 312
Fidelity Pennsylvania Municipal Income Fund	$ 1,250	$ 312
FIDELITY MUNICIPAL TRUST II:
Fidelity Michigan Municipal Money Market Fund	$ 60,000	$ 15,000
Fidelity Ohio Municipal Money Market Fund	$ 87,000	$ 22,000
Fidelity Pennsylvania Municipal Money Market Fund	$ 55,000	$ 14,000
FIDELITY NEW YORK MUNICIPAL TRUST:
Fidelity New York Municipal Income Fund	$ 115,000	$ 29,000
FIDELITY NEW YORK MUNICIPAL TRUST II:
Fidelity New York AMT Tax-Free Money Market Fund	$ 22,000	$ 5,000
Fidelity New York Municipal Money Market Fund	$ 284,000	$ 71,000
FIDELITY OXFORD STREET TRUST:
Fidelity Series Commodity Strategy Fund	$ 1,250	$ 312
FIDELITY OXFORD STREET TRUST II:
Fidelity Commodity Strategy Central Fund	$ 1,250	$ 312
FIDELITY REVERE STREET TRUST:
Fidelity Cash Central Fund	$ 1,250	$ 312
Fidelity Municipal Cash Central Fund	$ 1,250	$ 312
Fidelity Securities Lending Cash Central Fund	$ 1,250	$ 312
Fidelity Tax-Free Cash Central Fund	$ 1,250	$ 312
FIDELITY SCHOOL STREET TRUST:
Fidelity Advisor Multi-Asset Income Fund	$ 1,250	$ 312
Fidelity Global Bond Fund	$ 1,250	$ 312
Fidelity Intermediate Municipal Income Fund	$ 73,000	$ 18,000
Fidelity International Bond Fund	$ 1,250	$ 312
Fidelity Strategic Income Fund	$ 318,000	$ 80,000
FIDELITY UNION STREET TRUST:
Fidelity Arizona Municipal Income Fund	$ 9,000	$ 2,000
Fidelity Maryland Municipal Income Fund	$ 17,000	$ 4,000
FIDELITY UNION STREET TRUST II:
Fidelity Arizona Municipal Money Market Fund	$ 1,250	$ 312
Fidelity Municipal Money Market Fund	$ 1,687,000	$ 422,000

APPENDIX D

List of each fund's sub-advisers and each sub-adviser's principal business address.

TRUSTS/Funds
FMRC[1]

FIMM[2]

Geode[3]

FMR U.K.[4]

FMR Japan[5]

FMR H.K.[6]

FIA[7]

FIA (UK)[8]

FIJ[9]

FIDELITY ADVISOR SERIES IV:

Fidelity Limited Term Government Fund
-

X

-

X

X

X

-

-

-

FIDELITY BOYLSTON STREET TRUST:

Strategic Advisers Multi-Manager 2005 Fund
-

-

-

-

-

-

-

-

-

Strategic Advisers Multi-Manager 2010 Fund
-

-

-

-

-

-

-

-

-

Strategic Advisers Multi-Manager 2015 Fund
-

-

-

-

-

-

-

-

-

Strategic Advisers Multi-Manager 2020 Fund
-

-

-

-

-

-

-

-

-

Strategic Advisers Multi-Manager 2025 Fund
-

-

-

-

-

-

-

-

-

Strategic Advisers Multi-Manager 2030 Fund
-

-

-

-

-

-

-

-

-

Strategic Advisers Multi-Manager 2035 Fund
-

-

-

-

-

-

-

-

-

Strategic Advisers Multi-Manager 2040 Fund
-

-

-

-

-

-

-

-

-

Strategic Advisers Multi-Manager 2045 Fund
-

-

-

-

-

-

-

-

-

Strategic Advisers Multi-Manager 2050 Fund
-

-

-

-

-

-

-

-

-

Strategic Advisers Multi-Manager 2055 Fund
-

-

-

-

-

-

-

-

-

Strategic Advisers Multi-Manager 2060 Fund
-

-

-

-

-

-

-

-

-

Strategic Advisers Multi-Manager Income Fund
-

-

-

-

-

-

-

-

-

FIDELITY CALIFORNIA MUNICIPAL TRUST:

Fidelity California Limited Term Tax-Free Bond Fund
-

X

-

X

X

X

-

-

-

Fidelity California Municipal Income Fund
-

X

-

X

X

X

-

-

-

FIDELITY CALIFORNIA MUNICIPAL TRUST II:

Fidelity California AMT Tax-Free Money Market Fund
-

X

-

X

X

X

-

-

-

Fidelity California Municipal Money Market Fund
-

X

-

X

X

X

-

-

-

FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC:

Fidelity Inflation-Protected Bond Index Central Fund
-

-

-

X

X

X

-

-

-

Fidelity Investment Grade Bond Central Fund
-

-

-

X

X

X

-

-

-

Fidelity Mortgage Backed Securities Central Fund

X

X

X

FIDELITY CHARLES STREET TRUST:

Fidelity Asset Manager 20%
X

X

-

X

X

X

-

-

-

Fidelity Asset Manager 30%
X

X

-

X

X

X

-

-

-

Fidelity Asset Manager 40%
X

X

-

X

X

X

-

-

-

Fidelity Asset Manager 50%
X

X

-

X

X

X

-

-

-

Fidelity Asset Manager 60%
X

X

-

X

X

X

-

-

-

Fidelity Asset Manager 70%
X

X

-

X

X

X

-

-

-

Fidelity Asset Manager 85%
X

X

-

X

X

X

-

-

-

Fidelity Global Balanced Fund
X

-

-

X

X

X

X

X

X

Fidelity Series Broad Market Opportunities Fund
X

-

-

X

X

X

-

-

-

FIDELITY COLCHESTER STREET TRUST:

Government Portfolio
-

X

-

X

X

X

-

-

-

Money Market Portfolio
-

X

-

X

X

X

-

-

-

Prime Money Market Portfolio
-

X

-

X

X

X

-

-

-

Tax-Exempt Portfolio
-

X

-

X

X

X

-

-

-

Treasury Only Portfolio
-

X

-

X

X

X

-

-

-

Treasury Portfolio
-

X

-

X

X

X

-

-

-

FIDELITY COMMONWEALTH TRUST II:

Fidelity International Enhanced Index Fund
-

-

X

-

-

-

-

-

-

Fidelity Large Cap Core Enhanced Index Fund
-

-

X

-

-

-

-

-

-

Fidelity Large Cap Growth Enhanced Index Fund
-

-

X

-

-

-

-

-

-

Fidelity Large Cap Value Enhanced Index Fund
-

-

X

-

-

-

-

-

-

Fidelity Mid Cap Enhanced Index Fund
-

-

X

-

-

-

-

-

-

Fidelity Small Cap Enhanced Index Fund
-

-

X

-

-

-

-

-

-

FIDELITY COURT STREET TRUST:

Fidelity Connecticut Municipal Income Fund
-

X

-

X

X

X

-

-

-

Fidelity New Jersey Municipal Income Fund
-

X

-

X

X

X

-

-

-

FIDELITY COURT STREET TRUST II:

Fidelity Connecticut Municipal Money Market Fund
-

X

-

X

X

X

-

-

-

Fidelity New Jersey AMT Tax-Free Money Market Fund
-

X

-

X

X

X

-

-

-

Fidelity New Jersey Municipal Money Market Fund
-

X

-

X

X

X

-

-

-

FIDELITY GARRISON STREET TRUST:

Fidelity Money Market Central Fund
-

-

-

X

X

X

-

-

-

VIP Investment Grade Central Fund
-

-

-

X

X

X

-

-

-

FIDELITY HEREFORD STREET TRUST:

Fidelity Government Money Market Fund
-

X

-

X

X

X

-

-

-

Fidelity Money Market Fund
-

X

-

X

X

X

-

-

-

Fidelity Treasury Only Money Market Fund
-

X

-

X

X

X

-

-

-

FIDELITY MASSACHUSETTS MUNICIPAL TRUST:

Fidelity Massachusetts AMT Tax-Free Money Market Fund
-

X

-

X

X

X

-

-

-

Fidelity Massachusetts Municipal Income Fund
-

X

-

X

X

X

-

-

-

Fidelity Massachusetts Municipal Money Market Fund
-

X

-

X

X

X

-

-

-

FIDELITY MERRIMACK STREET TRUST:

Fidelity Corporate Bond ETF
-

-

-

X

X

X

-

-

-

Fidelity Limited Term Bond ETF
-

-

-

X

X

X

-

-

-

Fidelity Total Bond ETF
X

-

-

X

X

X

-

-

-

FIDELITY MUNICIPAL TRUST:

Fidelity Conservative Income Municipal Bond Fund
-

X

-

-

X

X

-

-

-

Fidelity Limited Term Municipal Income Fund
-

X

-

X

X

X

-

-

-

Fidelity Michigan Municipal Income Fund
-

X

-

X

X

X

-

-

-

Fidelity Minnesota Municipal Income Fund
-

X

-

X

X

X

-

-

-

Fidelity Municipal Income Fund
-

X

-

X

X

X

-

-

-

Fidelity Ohio Municipal Income Fund
-

X

-

X

X

X

-

-

-

Fidelity Pennsylvania Municipal Income Fund
-

X

-

X

X

X

-

-

-

FIDELITY MUNICIPAL TRUST II:

Fidelity Michigan Municipal Money Market Fund
-

X

-

X

X

X

-

-

-

Fidelity Ohio Municipal Money Market Fund
-

X

-

X

X

X

-

-

-

Fidelity Pennsylvania Municipal Money Market Fund
-

X

-

X

X

X

-

-

-

FIDELITY NEW YORK MUNICIPAL TRUST:

Fidelity New York Municipal Income Fund
-

X

-

X

X

X

-

-

-

FIDELITY NEW YORK MUNICIPAL TRUST II:

Fidelity New York AMT Tax-Free Money Market Fund
-

X

-

X

X

X

-

-

-

Fidelity New York Municipal Money Market Fund
-

X

-

X

X

X

-

-

-

FIDELITY OXFORD STREET TRUST:

Fidelity Series Commodity Strategy Fund
-

-

-

-

-

-

-

-

-

FIDELITY OXFORD STREET TRUST II:

Fidelity Commodity Strategy Central Fund
-

-

-

-

-

-

-

-

-

FIDELITY REVERE STREET TRUST:

Fidelity Cash Central Fund
-

-

-

X

X

X

-

-

-

Fidelity Municipal Cash Central Fund
-

-

-

X

X

X

-

-

-

Fidelity Securities Lending Cash Central Fund
-

-

-

X

X

X

-

-

-

Fidelity Tax-Free Cash Central Fund
-

-

-

X

X

X

-

-

-

FIDELITY SCHOOL STREET TRUST:

Fidelity Advisor Multi-Asset Income Fund
X

X

-

X

X

X

-

-

-

Fidelity Global Bond Fund
X

X

-

X

X

X

-

-

-

Fidelity Intermediate Municipal Income Fund
-

X

-

X

X

X

-

-

-

Fidelity International Bond Fund
X

X

-

X

X

X

-

-

-

Fidelity Strategic Income Fund
X

X

-

X

X

X

X

X

X

FIDELITY UNION STREET TRUST:

Fidelity Arizona Municipal Income Fund
-

X

-

X

X

X

-

-

-

Fidelity Maryland Municipal Income Fund
-

X

-

X

X

X

-

-

-

FIDELITY UNION STREET TRUST II:

Fidelity Arizona Municipal Money Market Fund
-

X

-

X

X

X

-

-

-

Fidelity Municipal Money Market Fund
-

X

-

X

X

X

-

-

-

1 The principal business address for FMR Co., Inc. (FMRC) is 245 Summer Street, Boston, Massachusetts 02210.

2 The principal business address for Fidelity Investments Money Management, Inc. (FIMM) is 245 Summer Street, Boston, Massachusetts 02210.

3 The principal business address for Geode Capital Management, LLC (Geode) is One Post Office Square, 20th Floor, Boston, Massachusetts 02109.

4 The principal business address for FMR Investment Management (U.K.) Limited (FMR U.K.) Is 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom.

5 The principal business address for Fidelity Management & Research (Japan) Limited (FMR Japan) is Kamiyacho Prime Place at 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan.

6 The principal business address for Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) is Floor 19, 41 Connaught Road Central, Hong Kong.

7 The principal business address for FIL Investment Advisors (FIA) is Pembroke Hall, 42 Crow Lane, Pembroke, HM19, Bermuda.

8 The principal business address for FIL Investment Advisors (UK) Limited (FIA (UK)) is Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom.

9 The principal business address for FIL Investments (Japan) Limited (FIJ) is Shiroyama Trust Tower, 4-3-1, Toranomon, Minato-ku, Tokyo 105-6019, Japan.

APPENDIX E

For each of the funds and classes below, each fund's investment adviser has voluntarily agreed to reimburse the fund or class, as applicable, to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Fund/Class Name	Current Expense Cap
Fidelity California Limited Term Tax-Free Bond Fund	0.35%
Fidelity California Municipal Money Market Fund	0.53%
Fidelity Advisor Asset Manager 20%: Class A	0.90%
Fidelity Advisor Asset Manager 20%: Class B	1.65%
Fidelity Advisor Asset Manager 20%: Class C	1.65%
Fidelity Advisor Asset Manager 20%: Class T	1.15%
Fidelity Advisor Asset Manager 20%: Class I	0.65%
Fidelity Asset Manager 30%	0.65%
Fidelity Advisor Asset Manager 30%: Class A	0.90%
Fidelity Advisor Asset Manager 30%: Class B	1.65%
Fidelity Advisor Asset Manager 30%: Class C	1.65%
Fidelity Advisor Asset Manager 30%: Class T	1.15%
Fidelity Advisor Asset Manager 30%: Class I	0.65%
Fidelity Asset Manager 40%	0.65%
Fidelity Advisor Asset Manager 40%: Class A	0.90%
Fidelity Advisor Asset Manager 40%: Class B	1.65%
Fidelity Advisor Asset Manager 40%: Class C	1.65%
Fidelity Advisor Asset Manager 40%: Class T	1.15%
Fidelity Advisor Asset Manager 40%: Class I	0.65%
Fidelity Advisor Asset Manager 50%: Class A	1.10%
Fidelity Advisor Asset Manager 50%: Class B	1.85%
Fidelity Advisor Asset Manager 50%: Class C	1.85%
Fidelity Advisor Asset Manager 50%: Class T	1.35%
Fidelity Advisor Asset Manager 50%: Class I	0.85%
Fidelity Asset Manager 60%	0.85%
Fidelity Advisor Asset Manager 60%: Class A	1.10%
Fidelity Advisor Asset Manager 60%: Class B	1.85%
Fidelity Advisor Asset Manager 60%: Class C	1.85%
Fidelity Advisor Asset Manager 60%: Class T	1.35%
Fidelity Advisor Asset Manager 60%: Class I	0.85%
Fidelity Advisor Asset Manager 70%: Class A	1.25%
Fidelity Advisor Asset Manager 70%: Class B	2.00%
Fidelity Advisor Asset Manager 70%: Class C	2.00%
Fidelity Advisor Asset Manager 70%: Class T	1.50%
Fidelity Advisor Asset Manager 70%: Class I	1.00%
Fidelity Advisor Asset Manager 85%: Class A	1.25%
Fidelity Advisor Asset Manager 85%: Class B	2.00%
Fidelity Advisor Asset Manager 85%: Class C	2.00%
Fidelity Advisor Asset Manager 85%: Class T	1.50%
Fidelity Advisor Asset Manager 85%: Class I	1.00%
Fidelity Global Balanced Fund	1.20%
Fidelity Advisor Global Balanced Fund: Class A	1.45%
Fidelity Advisor Global Balanced Fund: Class B	2.20%
Fidelity Advisor Global Balanced Fund: Class C	2.20%
Fidelity Advisor Global Balanced Fund: Class T	1.70%
Fidelity Advisor Global Balanced Fund: Class I	1.20%
Fidelity Series Broad Market Opportunities Fund	1.00%
Fidelity Connecticut Municipal Money Market Fund	0.48%
Fidelity New Jersey Municipal Money Market Fund	0.55%
Fidelity Massachusetts Municipal Money Market Fund	0.53%
Fidelity Pennsylvania Municipal Income Fund	0.55%
Fidelity Michigan Municipal Money Market Fund	0.55%
Fidelity Ohio Municipal Money Market Fund	0.55%
Fidelity New York Municipal Money Market Fund	0.54%

FMR has contractually agreed to reimburse the following funds and classes, as applicable, to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the rates in the table below. These arrangements will remain in effect through the expiration dates in the table below. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees.

Fund/Class Names	Current Expense Cap	Expiration Date
Government Portfolio: Class I	0.18%	May 31, 2016
Government Portfolio: Class II	0.33%	May 31, 2016
Government Portfolio: Class III	0.43%	May 31, 2016
Government Portfolio: Select Class	0.23%	May 31, 2016
Government Portfolio: Institutional Class	0.14%	May 31, 2016
Money Market Portfolio: Class I	0.18%	May 31, 2016
Money Market Portfolio: Class II	0.33%	May 31, 2016
Money Market Portfolio: Class III	0.43%	May 31, 2016
Money Market Portfolio: Select Class	0.23%	May 31, 2016
Money Market Portfolio: Institutional Class	0.14%	May 31, 2016
Money Market Portfolio: Class F	0.14%	May 31, 2016
Prime Money Market Portfolio: Class I	0.18%	May 31, 2016
Prime Money Market Portfolio: Class II	0.33%	May 31, 2016
Prime Money Market Portfolio: Class III	0.43%	May 31, 2016
Prime Money Market Portfolio: Select Class	0.23%	May 31, 2016
Prime Money Market Portfolio: Institutional Class	0.14%	May 31, 2016
Prime Money Market Portfolio: Class IV	0.68%	May 31, 2016
Tax-Exempt Portfolio: Class I	0.18%	May 31, 2016
Tax-Exempt Portfolio: Class II	0.33%	May 31, 2016
Tax-Exempt Portfolio: Class III	0.43%	May 31, 2016
Tax-Exempt Portfolio: Select Class	0.23%	May 31, 2016
Treasury Only Portfolio: Class I	0.18%	May 31, 2016
Treasury Only Portfolio: Class II	0.33%	May 31, 2016
Treasury Only Portfolio: Class III	0.43%	May 31, 2016
Treasury Only Portfolio: Select Class	0.23%	May 31, 2016
Treasury Only Portfolio: Institutional Class	0.14%	May 31, 2016
Treasury Only Portfolio: Class IV	0.68%	May 31, 2016
Treasury Portfolio: Class I	0.18%	May 31, 2016
Treasury Portfolio: Class II	0.33%	May 31, 2016
Treasury Portfolio: Class III	0.43%	May 31, 2016
Treasury Portfolio: Select Class	0.23%	May 31, 2016
Treasury Portfolio: Institutional Class	0.14%	May 31, 2016
Treasury Portfolio: Class IV	0.68%	May 31, 2016
Fidelity Government Money Market Fund: Capital Reserves Class	0.95%	June 30, 2019
Fidelity Government Money Market Fund: Daily Money Class	0.70%	June 30, 2019
Fidelity Government Money Market Fund: Premium Class	0.32%	June 30, 2019
Fidelity Money Market Fund: Premium Class	0.30%	June 30, 2019
Fidelity Conservative Income Municipal Bond Fund: Institutional Class	0.30%	February 29, 2016
Fidelity Global Bond Fund	0.75%	February 29, 2016
Fidelity Advisor Global Bond Fund: Class A	1.00%	February 29, 2016
Fidelity Advisor Global Bond Fund: Class C	1.75%	February 29, 2016
Fidelity Advisor Global Bond Fund: Class T	1.00%	February 29, 2016
Fidelity Advisor Global Bond Fund: Class I	0.75%	February 29, 2016
Fidelity International Bond Fund	0.75%	February 29, 2016
Fidelity Advisor International Bond Fund: Class A	1.00%	February 29, 2016
Fidelity Advisor International Bond Fund: Class C	1.75%	February 29, 2016
Fidelity Advisor International Bond Fund: Class T	1.00%	February 29, 2016
Fidelity Advisor International Bond Fund: Class I	0.75%	February 29, 2016
Fidelity Advisor Multi-Asset Income Fund: Class A	1.10%	February 28, 2017
Fidelity Advisor Multi-Asset Income Fund: Class C	1.85%	February 28, 2017
Fidelity Advisor Multi-Asset Income Fund: Class T	1.10%	February 28, 2017
Fidelity Advisor Multi-Asset Income Fund: Class I	0.85%	February 28, 2017

SAI has contractually agreed to reimburse each class of each Strategic Advisers Multi-Manager Target Date Fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the rates in the table below. These arrangements will remain in effect through the expiration dates in the table below. SAI may not terminate these arrangements before the expiration date without the approval of the Board of Trustees.

Fund/Class Names	Current Expense Cap	Expiration Date
Strategic Advisers Multi-Manager 2005 Fund	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2005 Fund: Class L	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2005 Fund: Class N	0.35%	May 31, 2016
Strategic Advisers Multi-Manager 2010 Fund	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2010 Fund: Class L	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2010 Fund: Class N	0.35%	May 31, 2016
Strategic Advisers Multi-Manager 2015 Fund	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2015 Fund: Class L	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2015 Fund: Class N	0.35%	May 31, 2016
Strategic Advisers Multi-Manager 2020 Fund	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2020 Fund: Class L	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2020 Fund: Class N	0.35%	May 31, 2016
Strategic Advisers Multi-Manager 2025 Fund	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2025 Fund: Class L	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2025 Fund: Class N	0.35%	May 31, 2016
Strategic Advisers Multi-Manager 2030 Fund	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2030 Fund: Class L	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2030 Fund: Class N	0.35%	May 31, 2016
Strategic Advisers Multi-Manager 2035 Fund	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2035 Fund: Class L	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2035 Fund: Class N	0.35%	May 31, 2016
Strategic Advisers Multi-Manager 2040 Fund	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2040 Fund: Class L	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2040 Fund: Class N	0.35%	May 31, 2016
Strategic Advisers Multi-Manager 2045 Fund	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2045 Fund: Class L	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2045 Fund: Class N	0.35%	May 31, 2016
Strategic Advisers Multi-Manager 2050 Fund	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2050 Fund: Class L	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2050 Fund: Class N	0.35%	May 31, 2016
Strategic Advisers Multi-Manager 2055 Fund	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2055 Fund: Class L	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2055 Fund: Class N	0.35%	May 31, 2016
Strategic Advisers Multi-Manager 2060 Fund	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2060 Fund: Class L	0.10%	May 31, 2016
Strategic Advisers Multi-Manager 2060 Fund: Class N	0.35%	May 31, 2016
Strategic Advisers Multi-Manager Income Fund	0.10%	May 31, 2016
Strategic Advisers Multi-Manager Income Fund: Class L	0.10%	May 31, 2016
Strategic Advisers Multi-Manager Income Fund: Class N	0.35%	May 31, 2016

FMR has contractually agreed to reimburse the following funds and classes, as applicable, to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the rates shown in the table below. These arrangements will remain in effect for at least one year from the effective date of the prospectus. FMR may not terminate these arrangements without the approval of the Board of Trustees.

Fund/Class Names	Current Expense Cap
Fidelity California AMT Tax-Free Money Market Fund: Institutional Class	0.20%
Fidelity California AMT Tax-Free Money Market Fund: Service Class	0.45%
Fidelity New Jersey AMT Tax-Free Money Market Fund: Institutional Class	0.20%
Fidelity New Jersey AMT Tax-Free Money Market Fund: Service Class	0.45%
Fidelity Massachusetts AMT Tax-Free Money Market Fund: Institutional Class	0.20%
Fidelity Massachusetts AMT Tax-Free Money Market Fund: Service Class	0.45%
Fidelity New York AMT Tax-Free Money Market Fund: Institutional Class	0.20%
Fidelity New York AMT Tax-Free Money Market Fund: Service Class	0.45%

APPENDIX F

Information regarding the number of shares of each fund and class, if applicable, of each trust issued and outstanding is provided below.

TRUST/Fund/Class	Number of Shares as of 6/30/15
FIDELITY ADVISOR SERIES IV:
Fidelity Limited Term Government Fund	35,847,255
FIDELITY BOYLSTON STREET TRUST:
Strategic Advisers Multi-Manager 2005 Fund	11,753
Strategic Advisers Multi-Manager 2005 Fund: Class L	10,394
Strategic Advisers Multi-Manager 2005 Fund: Class N	10,363
Strategic Advisers Multi-Manager 2010 Fund	52,263
Strategic Advisers Multi-Manager 2010 Fund: Class L	10,225
Strategic Advisers Multi-Manager 2010 Fund: Class N	10,195
Strategic Advisers Multi-Manager 2015 Fund	171,986
Strategic Advisers Multi-Manager 2015 Fund: Class L	10,173
Strategic Advisers Multi-Manager 2015 Fund: Class N	10,142
Strategic Advisers Multi-Manager 2020 Fund	381,690
Strategic Advisers Multi-Manager 2020 Fund: Class L	10,118
Strategic Advisers Multi-Manager 2020 Fund: Class N	10,078
Strategic Advisers Multi-Manager 2025 Fund	95,880
Strategic Advisers Multi-Manager 2025 Fund: Class L	10,005
Strategic Advisers Multi-Manager 2025 Fund: Class N	9,974
Strategic Advisers Multi-Manager 2030 Fund	114,732
Strategic Advisers Multi-Manager 2030 Fund: Class L	10,207
Strategic Advisers Multi-Manager 2030 Fund: Class N	10,176
Strategic Advisers Multi-Manager 2035 Fund	98,891
Strategic Advisers Multi-Manager 2035 Fund: Class L	9,936
Strategic Advisers Multi-Manager 2035 Fund: Class N	9,906
Strategic Advisers Multi-Manager 2040 Fund	54,708
Strategic Advisers Multi-Manager 2040 Fund: Class L	9,971
Strategic Advisers Multi-Manager 2040 Fund: Class N	9,941
Strategic Advisers Multi-Manager 2045 Fund	93,063
Strategic Advisers Multi-Manager 2045 Fund: Class L	9,814
Strategic Advisers Multi-Manager 2045 Fund: Class N	9,784
Strategic Advisers Multi-Manager 2050 Fund	93,275
Strategic Advisers Multi-Manager 2050 Fund: Class L	9,970
Strategic Advisers Multi-Manager 2050 Fund: Class N	9,940
Strategic Advisers Multi-Manager 2055 Fund	80,444
Strategic Advisers Multi-Manager 2055 Fund: Class L	9,784
Strategic Advisers Multi-Manager 2055 Fund: Class N	9,754
Strategic Advisers Multi-Manager 2060 Fund	15,651
Strategic Advisers Multi-Manager 2060 Fund: Class L	10,573
Strategic Advisers Multi-Manager 2060 Fund: Class N	10,560
Strategic Advisers Multi-Manager Income Fund	92,680
Strategic Advisers Multi-Manager Income Fund: Class L	10,420
Strategic Advisers Multi-Manager Income Fund: Class N	10,389
FIDELITY CALIFORNIA MUNICIPAL TRUST:
Fidelity California Limited Term Tax-Free Bond Fund	72,552,634
Fidelity California Municipal Income Fund	136,524,091
Fidelity Advisor California Municipal Income Fund: Class A	3,246,330
Fidelity Advisor California Municipal Income Fund: Class B	32,941
Fidelity Advisor California Municipal Income Fund: Class C	1,798,717
Fidelity Advisor California Municipal Income Fund: Class T	518,573
Fidelity Advisor California Municipal Income Fund: Class I	3,244,520
FIDELITY CALIFORNIA MUNICIPAL TRUST II:
Fidelity California AMT Tax-Free Money Market Fund	308,559,287
Fidelity California AMT Tax-Free Money Market Fund: Institutional Class	460,575,617
Fidelity California AMT Tax-Free Money Market Fund: Service Class	75,427
Fidelity California Municipal Money Market Fund	6,636,764,067
FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC:
Fidelity Inflation-Protected Bond Index Central Fund	4,230,105
Fidelity Investment Grade Bond Central Fund	74,785,494
Fidelity Mortgage Backed Securities Central Fund	45,486,389
FIDELITY CHARLES STREET TRUST:
Fidelity Asset Manager 20%	371,011,817
Fidelity Advisor Asset Manager 20%: Class A	2,998,570
Fidelity Advisor Asset Manager 20%: Class B	123,923
Fidelity Advisor Asset Manager 20%: Class C	2,120,675
Fidelity Advisor Asset Manager 20%: Class T	1,479,032
Fidelity Advisor Asset Manager 20%: Class I	1,171,107
Fidelity Asset Manager 30%	80,630,135
Fidelity Advisor Asset Manager 30%: Class A	2,038,172
Fidelity Advisor Asset Manager 30%: Class B	58,547
Fidelity Advisor Asset Manager 30%: Class C	1,843,785
Fidelity Advisor Asset Manager 30%: Class T	1,012,921
Fidelity Advisor Asset Manager 30%: Class I	758,294
Fidelity Asset Manager 40%	87,446,651
Fidelity Advisor Asset Manager 40%: Class A	2,711,058
Fidelity Advisor Asset Manager 40%: Class B	61,480
Fidelity Advisor Asset Manager 40%: Class C	1,804,320
Fidelity Advisor Asset Manager 40%: Class T	851,455
Fidelity Advisor Asset Manager 40%: Class I	1,524,957
Fidelity Asset Manager 50%	463,662,364
Fidelity Advisor Asset Manager 50%: Class A	4,319,945
Fidelity Advisor Asset Manager 50%: Class B	167,274
Fidelity Advisor Asset Manager 50%: Class C	2,441,464
Fidelity Advisor Asset Manager 50%: Class T	1,910,719
Fidelity Advisor Asset Manager 50%: Class I	1,777,540
Fidelity Asset Manager 60%	120,999,157
Fidelity Advisor Asset Manager 60%: Class A	5,074,778
Fidelity Advisor Asset Manager 60%: Class B	126,084
Fidelity Advisor Asset Manager 60%: Class C	2,802,874
Fidelity Advisor Asset Manager 60%: Class T	1,530,972
Fidelity Advisor Asset Manager 60%: Class I	1,465,575
Fidelity Asset Manager 70%	197,728,496
Fidelity Advisor Asset Manager 70%: Class A	7,229,920
Fidelity Advisor Asset Manager 70%: Class B	146,101
Fidelity Advisor Asset Manager 70%: Class C	2,795,639
Fidelity Advisor Asset Manager 70%: Class T	2,472,228
Fidelity Advisor Asset Manager 70%: Class I	2,256,164
Fidelity Asset Manager 85%	85,487,948
Fidelity Advisor Asset Manager 85%: Class A	4,236,078
Fidelity Advisor Asset Manager 85%: Class B	109,116
Fidelity Advisor Asset Manager 85%: Class C	2,189,869
Fidelity Advisor Asset Manager 85%: Class T	1,285,768
Fidelity Advisor Asset Manager 85%: Class I	2,599,305
Fidelity Global Balanced Fund	21,246,108
Fidelity Advisor Global Balanced Fund: Class A	1,864,078
Fidelity Advisor Global Balanced Fund: Class B	66,400
Fidelity Advisor Global Balanced Fund: Class C	1,293,324
Fidelity Advisor Global Balanced Fund: Class T	753,246
Fidelity Advisor Global Balanced Fund: Class I	283,562
Fidelity Series Broad Market Opportunities Fund	1,016,388
FIDELITY COLCHESTER STREET TRUST:
Government Portfolio: Class I	19,711,657,646
Government Portfolio: Class II	604,018,045
Government Portfolio: Class III	1,961,948,070
Government Portfolio: Select Class	303,272,598
Government Portfolio: Institutional Class	1,557,915,100
Money Market Portfolio: Class I	22,364,441,452
Money Market Portfolio: Class II	116,253,991
Money Market Portfolio: Class III	1,732,105,305
Money Market Portfolio: Select Class	444,731,460
Money Market Portfolio: Institutional Class	37,889,710,168
Money Market Portfolio: Class F	2,443,937,942
Prime Money Market Portfolio: Class I	7,388,905,664
Prime Money Market Portfolio: Class II	336,214,629
Prime Money Market Portfolio: Class III	947,103,138
Prime Money Market Portfolio: Select Class	1,270,543,831
Prime Money Market Portfolio: Institutional Class	34,083,755,926
Prime Money Market Portfolio: Class IV	190,034,366
Tax-Exempt Portfolio: Class I	1,966,247,315
Tax-Exempt Portfolio: Class II	12,339,948
Tax-Exempt Portfolio: Class III	261,403,654
Tax-Exempt Portfolio: Select Class	4,746,640
Treasury Only Portfolio: Class I	9,329,829,306
Treasury Only Portfolio: Class II	349,255,658
Treasury Only Portfolio: Class III	591,062,383
Treasury Only Portfolio: Select Class	159,817,940
Treasury Only Portfolio: Institutional Class	116,201,024
Treasury Only Portfolio: Class IV	322,830,364
Treasury Portfolio: Class I	11,205,752,801
Treasury Portfolio: Class II	127,132,232
Treasury Portfolio: Class III	2,911,656,883
Treasury Portfolio: Select Class	225,685,155
Treasury Portfolio: Institutional Class	592,160,221
Treasury Portfolio: Class IV	671,408,894
FIDELITY COMMONWEALTH TRUST II:
Fidelity International Enhanced Index Fund	16,485,005
Fidelity Large Cap Core Enhanced Index Fund	33,302,011
Fidelity Large Cap Growth Enhanced Index Fund	28,797,688
Fidelity Large Cap Value Enhanced Index Fund	114,421,277
Fidelity Mid Cap Enhanced Index Fund	56,548,013
Fidelity Small Cap Enhanced Index Fund	42,750,692
FIDELITY COURT STREET TRUST:
Fidelity Connecticut Municipal Income Fund	38,664,837
Fidelity New Jersey Municipal Income Fund	48,035,197
FIDELITY COURT STREET TRUST II:
Fidelity Connecticut Municipal Money Market Fund	1,800,874,302
Fidelity New Jersey AMT Tax-Free Money Market Fund	155,662,200
Fidelity New Jersey AMT Tax-Free Money Market Fund: Institutional Class	193,729,819
Fidelity New Jersey AMT Tax-Free Money Market Fund: Service Class	67,226
Fidelity New Jersey Municipal Money Market Fund	2,317,087,655
FIDELITY GARRISON STREET TRUST:
Fidelity Money Market Central Fund	1,224,635,068
VIP Investment Grade Central Fund	45,438,312
FIDELITY HEREFORD STREET TRUST:
Fidelity Government Money Market Fund	16,915,535,378
Fidelity Government Money Market Fund: Capital Reserves Class	358,066,530
Fidelity Government Money Market Fund: Daily Money Class	149,593,265
Fidelity Government Money Market Fund: Premium Class	1,100,701
Fidelity Money Market Fund	2,308,049,897
Fidelity Money Market Fund: Premium Class	1,550,492
Fidelity Treasury Only Money Market Fund	4,595,021,412
FIDELITY MASSACHUSETTS MUNICIPAL TRUST:
Fidelity Massachusetts AMT Tax-Free Money Market Fund	218,200,136
Fidelity Massachusetts AMT Tax-Free Money Market Fund: Institutional Class	480,918,214
Fidelity Massachusetts AMT Tax-Free Money Market Fund: Service Class	100,194
Fidelity Massachusetts Municipal Income Fund	177,265,257
Fidelity Massachusetts Municipal Money Market Fund	6,368,700,692
FIDELITY MERRIMACK STREET TRUST:
Fidelity Corporate Bond ETF	607,148*
Fidelity Limited Term Bond ETF	2,891,114*
Fidelity Total Bond ETF	1,934,452*
FIDELITY MUNICIPAL TRUST:
Fidelity Conservative Income Municipal Bond Fund	5,070,189
Fidelity Conservative Income Municipal Bond Fund: Institutional Class	19,627,152
Fidelity Limited Term Municipal Income Fund	293,840,360
Fidelity Advisor Limited Term Municipal Income Fund: Class A	36,733,370
Fidelity Advisor Limited Term Municipal Income Fund: Class B	29,629
Fidelity Advisor Limited Term Municipal Income Fund: Class C	5,843,635
Fidelity Advisor Limited Term Municipal Income Fund: Class T	2,072,426
Fidelity Advisor Limited Term Municipal Income Fund: Class I	25,288,657
Fidelity Michigan Municipal Income Fund	48,034,802
Fidelity Minnesota Municipal Income Fund	43,179,248
Fidelity Municipal Income Fund	424,738,532
Fidelity Ohio Municipal Income Fund	49,504,571
Fidelity Pennsylvania Municipal Income Fund	41,463,395
FIDELITY MUNICIPAL TRUST II:
Fidelity Michigan Municipal Money Market Fund	1,007,714,821
Fidelity Ohio Municipal Money Market Fund	1,191,582,566
Fidelity Pennsylvania Municipal Money Market Fund	692,256,852
FIDELITY NEW YORK MUNICIPAL TRUST:
Fidelity New York Municipal Income Fund	124,812,914
Fidelity Advisor New York Municipal Income Fund: Class A	3,386,043
Fidelity Advisor New York Municipal Income Fund: Class B	119,179
Fidelity Advisor New York Municipal Income Fund: Class C	2,207,538
Fidelity Advisor New York Municipal Income Fund: Class T	553,200
Fidelity Advisor New York Municipal Income Fund: Class I	2,358,237
FIDELITY NEW YORK MUNICIPAL TRUST II:
Fidelity New York AMT Tax-Free Money Market Fund	312,856,047
Fidelity New York AMT Tax-Free Money Market Fund: Institutional Class	555,647,239
Fidelity New York AMT Tax-Free Money Market Fund: Service Class	219,874
Fidelity New York Municipal Money Market Fund	5,155,944,075
FIDELITY OXFORD STREET TRUST:
Fidelity Series Commodity Strategy Fund	129,549,631
Fidelity Series Commodity Strategy Fund: Class F	138,713,554
FIDELITY OXFORD STREET TRUST II:
Fidelity Commodity Strategy Central Fund	43,063,585
FIDELITY REVERE STREET TRUST:
Fidelity Cash Central Fund	30,206,347,123
Fidelity Municipal Cash Central Fund	4,774,213,348
Fidelity Securities Lending Cash Central Fund	21,823,957,505
Fidelity Tax-Free Cash Central Fund	1,180,829,529
FIDELITY SCHOOL STREET TRUST:
Fidelity Advisor Multi-Asset Income Fund: Class A	--**
Fidelity Advisor Multi-Asset Income Fund: Class C	--**
Fidelity Advisor Multi-Asset Income Fund: Class T	--**
Fidelity Advisor Multi-Asset Income Fund: Class I	--**
Fidelity Global Bond Fund	5,024,564
Fidelity Advisor Global Bond Fund: Class A	544,312
Fidelity Advisor Global Bond Fund: Class C	441,196
Fidelity Advisor Global Bond Fund: Class T	330,053
Fidelity Advisor Global Bond Fund: Class I	300,317
Fidelity Intermediate Municipal Income Fund	432,696,743
Fidelity Advisor Intermediate Municipal Income Fund: Class A	12,258,514
Fidelity Advisor Intermediate Municipal Income Fund: Class B	135,647
Fidelity Advisor Intermediate Municipal Income Fund: Class C	5,878,358
Fidelity Advisor Intermediate Municipal Income Fund: Class T	1,714,652
Fidelity Advisor Intermediate Municipal Income Fund: Class I	61,651,566
Fidelity International Bond Fund	5,722,150
Fidelity Advisor International Bond Fund: Class A	372,115
Fidelity Advisor International Bond Fund: Class C	306,571
Fidelity Advisor International Bond Fund: Class T	302,574
Fidelity Advisor International Bond Fund: Class I	259,604
Fidelity Strategic Income Fund	775,098,346
FIDELITY UNION STREET TRUST:
Fidelity Arizona Municipal Income Fund	12,539,552
Fidelity Maryland Municipal Income Fund	17,824,669
FIDELITY UNION STREET TRUST II:
Fidelity Arizona Municipal Money Market Fund	390,861,663
Fidelity Municipal Money Market Fund	27,341,139,111

* As of July 14, 2015.

** Fidelity Advisor Multi-Asset Income Fund commenced operations on September 9, 2015.

APPENDIX G

To the knowledge of the trusts, substantial (5% or more) record and/or beneficial ownership of each fund or class on June 30, 2015 or July 14, 2015, as applicable, was as follows:

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	12.48%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS A	LPL FINANCIAL	BOSTON	MA	9.19%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS T	ALLSTATE LIFE INSURANCE COMPANY	LINCOLN	NE	25.01%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	12.37%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS T	WELLS FARGO BANK	CHARLOTTE	NC	7.39%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS T	AIG	NEW YORK	NY	6.67%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS B	WELLS FARGO BANK	CHARLOTTE	NC	22.87%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS B	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	18.82%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS B	JP MORGAN CHASE	COLUMBUS	OH	6.69%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS B	AIG	NEW YORK	NY	6.56%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS B	RBC DAIN RAUSCHER CORP.	MINNEAPOLIS	MN	5.85%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS C	LPL FINANCIAL	BOSTON	MA	9.97%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS C	WELLS FARGO BANK	CHARLOTTE	NC	8.73%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	8.19%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS C	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	7.49%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS C	JP MORGAN CHASE	COLUMBUS	OH	7.48%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS I	INFOSYS LIMITED	PLANO	TX	33.40%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS I	NANOMETRICS INCORPORATED	MILPITAS	CA	10.95%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS I	BANKAMERICA CORP.	JACKSONVILLE	FL	10.47%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS I	SECURITIES SERVICE NETWORK, INC.	KNOXVILLE	TN	7.53%
FIDELITY ADVISOR ASSET MANAGER 20%: CLASS I	WELLS FARGO BANK	CHARLOTTE	NC	6.01%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	23.92%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS A	JP MORGAN CHASE	COLUMBUS	OH	10.93%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS A	LPL FINANCIAL	BOSTON	MA	6.83%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS A	SOUTHEASTERN CONNECTICUT MEDICAL ASSOCIATION	NEW LONDON	CT	6.11%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS T	SAMMONS FINANCIAL NETWORK, LLC	WEST DES MOINES	IA	22.48%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	13.93%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS B	RCS/CETERA FINANCIAL GROUP	SCHAUMBURG	IL	13.64%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS B	WELLS FARGO BANK	CHARLOTTE	NC	11.09%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS B	JP MORGAN CHASE	COLUMBUS	OH	8.56%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS B	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	7.58%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS B	PRINCIPAL FINANCIAL GROUP	DES MOINES	IA	7.08%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS B	FIDELITY BROKERAGE SERVICES LLC.	BOSTON	MA	6.58%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	16.09%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS C	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	8.17%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS C	WELLS FARGO BANK	CHARLOTTE	NC	6.84%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS C	LPL FINANCIAL	BOSTON	MA	6.76%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS C	JP MORGAN CHASE	COLUMBUS	OH	5.15%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS I	LPL FINANCIAL	BOSTON	MA	60.69%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS I	MID ATLANTIC CAPITAL CORPORATION	PITTSBURGH	PA	6.34%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS I	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	5.23%
FIDELITY ADVISOR ASSET MANAGER 30%: CLASS I	BUILDING INDUSTRY CONSULTING SERVICE INT	TAMPA	FL	5.13%
FIDELITY ASSET MANAGER 30%*	FIDELITY CHARITABLE GIFT FUND	BOSTON	MA	14.97%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS A	THE ARC OF BERGEN AND PASSAIC COUNTIES	HACKENSACK	NJ	15.52%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	13.49%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS A	FIRST COMMAND	FORT WORTH	TX	5.51%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS A	METLIFE	NEW YORK	NY	5.25%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS T	ALLSTATE LIFE INSURANCE COMPANY	LINCOLN	NE	21.65%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	14.67%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS T	LPL FINANCIAL	BOSTON	MA	7.94%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS T	MUTUAL OF OMAHA INSURANCE COMPANY	OMAHA	NE	5.43%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS B	WELLS FARGO BANK	CHARLOTTE	NC	16.00%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS B	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	15.37%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS B	RCS/CETERA FINANCIAL GROUP	DENVER	CO	7.36%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS B	NEW YORK LIFE GROUP	NEW YORK	NY	7.09%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS B	STERNE AGEE FINANCIAL SERVICES INC.	BIRMINGHAM	AL	6.73%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS B	RAYMOND JAMES	SAINT PETERSBURG	FL	5.71%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	12.11%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS C	JP MORGAN CHASE	COLUMBUS	OH	9.68%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS C	WELLS FARGO BANK	CHARLOTTE	NC	6.04%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS C	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	5.86%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS C	LPL FINANCIAL	BOSTON	MA	5.04%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS I	CAMBRIDGE INVESTMENT RESEARCH, INC.	FAIRFIELD	IA	64.42%
FIDELITY ADVISOR ASSET MANAGER 40%: CLASS I	IDAHO TRUST NATIONAL BANK	COEUR D ALENE	ID	9.82%
FIDELITY ASSET MANAGER 40%*	FIDELITY CHARITABLE GIFT FUND	BOSTON	MA	17.72%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	13.85%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS A	FIRST COMMAND	FORT WORTH	TX	10.81%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS A	CHANDLER EMERGENCY MEDICAL GROUP, P.L.C.	CHANDLER	AZ	8.39%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS A	CASS CONSTRUCTION, INC.	EL CAJON	CA	8.32%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	13.17%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS T	SAMMONS FINANCIAL NETWORK, LLC	WEST DES MOINES	IA	8.85%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS T	ADP	ROSELAND	NJ	6.64%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS B	BANKAMERICA CORP.	JACKSONVILLE	FL	17.10%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS B	WELLS FARGO BANK	CHARLOTTE	NC	10.77%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS B	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	10.10%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS B	LPL FINANCIAL	BOSTON	MA	6.31%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS B	PROEQUITIES, INC.	BIRMINGHAM	AL	5.87%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	10.11%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS C	JP MORGAN CHASE	COLUMBUS	OH	8.43%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS C	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	8.25%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	7.74%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS C	LPL FINANCIAL	BOSTON	MA	5.18%
FIDELITY ADVISOR ASSET MANAGER 50%: CLASS I	FIRST COMMAND	FORT WORTH	TX	8.14%
FIDELITY ASSET MANAGER 50%*	FIDELITY CHARITABLE GIFT FUND	BOSTON	MA	8.24%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS A	FIRST COMMAND	FORT WORTH	TX	17.36%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	11.84%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS A	NORTHWESTERN MUTUAL	MILWAUKEE	WI	6.43%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	12.32%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS T	AIG	PHOENIX	AZ	5.12%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS T	RCS/CETERA FINANCIAL GROUP	EL SEGUNDO	CA	5.09%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS B	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	13.00%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS B	LPL FINANCIAL	BOSTON	MA	9.91%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS B	SUNTRUST BANK	ATLANTA	GA	9.42%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS B	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	7.88%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS B	SUNSET FINANCIAL SERVICES	KANSAS CITY	MO	6.55%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS B	WELLS FARGO BANK	CHARLOTTE	NC	5.81%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS C	INVESTMENT PLANNERS, INC.	DECATUR	IL	9.63%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	8.90%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS C	LPL FINANCIAL	BOSTON	MA	6.83%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS C	COMMONWEALTH FINANCIAL NETWORK	WALTHAM	MA	5.49%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS I	IDAHO TRUST NATIONAL BANK	COEUR D ALENE	ID	21.43%
FIDELITY ADVISOR ASSET MANAGER 60%: CLASS I	FIRST COMMAND	FORT WORTH	TX	16.89%
FIDELITY ASSET MANAGER 60%*	FIDELITY CHARITABLE GIFT FUND	BOSTON	MA	31.26%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS A	FIRST COMMAND	FORT WORTH	TX	15.61%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	9.49%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS T	ADP	ROSELAND	NJ	12.13%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS T	SAMMONS FINANCIAL NETWORK, LLC	WEST DES MOINES	IA	5.96%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS T	AIG	PHOENIX	AZ	5.04%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS B	JOHN HANCOCK	BOSTON	MA	7.82%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS B	SUNTRUST BANK	ATLANTA	GA	6.65%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS B	BANKAMERICA CORP.	JACKSONVILLE	FL	6.31%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS B	WELLS FARGO BANK	CHARLOTTE	NC	5.76%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS B	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.61%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS B	LPL FINANCIAL	BOSTON	MA	5.59%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS C	NFP SECURITIES INC.	AUSTIN	TX	7.16%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS C	LPL FINANCIAL	BOSTON	MA	6.77%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS C	H. BECK, INC.	BETHESDA	MD	6.57%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	6.31%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	5.58%
FIDELITY ADVISOR ASSET MANAGER 70%: CLASS I	FIRST COMMAND	FORT WORTH	TX	16.02%
FIDELITY ASSET MANAGER 70%*	FIDELITY CHARITABLE GIFT FUND	BOSTON	MA	18.44%
FIDELITY ADVISOR ASSET MANAGER 85%: CLASS A	FIRST COMMAND	FORT WORTH	TX	26.40%
FIDELITY ADVISOR ASSET MANAGER 85%: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	11.82%
FIDELITY ADVISOR ASSET MANAGER 85%: CLASS A	SHOTTENKIRK AUTOMOTIVE GROUP, INC.	WEST BURLINGTON	IA	6.11%
FIDELITY ADVISOR ASSET MANAGER 85%: CLASS T	SAMMONS FINANCIAL NETWORK, LLC	WEST DES MOINES	IA	14.32%
FIDELITY ADVISOR ASSET MANAGER 85%: CLASS T	NUDEVCO PARTNERS HOLDINGS, LLC	HOUSTON	TX	8.97%
FIDELITY ADVISOR ASSET MANAGER 85%: CLASS T	ADP	ROSELAND	NJ	6.61%
FIDELITY ADVISOR ASSET MANAGER 85%: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	5.52%
FIDELITY ADVISOR ASSET MANAGER 85%: CLASS B	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	13.20%
FIDELITY ADVISOR ASSET MANAGER 85%: CLASS B	JOHN HANCOCK	BOSTON	MA	9.82%
FIDELITY ADVISOR ASSET MANAGER 85%: CLASS B	MASS MUTUAL	SPRINGFIELD	MA	7.50%
FIDELITY ADVISOR ASSET MANAGER 85%: CLASS C	SECURITIES SERVICE NETWORK, INC.	KNOXVILLE	TN	14.16%
FIDELITY ADVISOR ASSET MANAGER 85%: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	7.89%
FIDELITY ADVISOR ASSET MANAGER 85%: CLASS C	LPL FINANCIAL	BOSTON	MA	5.34%
FIDELITY ADVISOR ASSET MANAGER 85%: CLASS I	OILTANKING NORTH AMERICA LLC	HOUSTON	TX	74.15%
FIDELITY ADVISOR ASSET MANAGER 85%: CLASS I	YOUR RETIREMENT SAVINGS PLAN COMPANY	JACKSON	MS	6.84%
FIDELITY ASSET MANAGER 85%*	FIDELITY CHARITABLE GIFT FUND	BOSTON	MA	15.67%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	31.51%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS A	WELLS FARGO BANK	CHARLOTTE	NC	10.16%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS A	FIRST BROKERAGE AMERICA LLC	CLAYTON	MO	8.33%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS A	UNIONBANCAL CORPORATION	LOS ANGELES	CA	5.98%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS A	BANKAMERICA CORP.	JACKSONVILLE	FL	5.79%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS A	UBS AG	WEEHAWKEN	NJ	5.68%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS T	RCS/CETERA FINANCIAL GROUP	SAN DIEGO	CA	19.44%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS T	PROTECTED INVESTORS OF AMERICA	SAN FRANCISCO	CA	19.08%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS T	WELLS FARGO BANK	CHARLOTTE	NC	15.06%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS T	LPL FINANCIAL	BOSTON	MA	11.80%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS T	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	5.91%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS T	FOOTHILL SECURITIES, INC	SANTA CLARA	CA	5.75%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS B	BANKAMERICA CORP.	JACKSONVILLE	FL	31.26%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS B	WELLS FARGO BANK	CHARLOTTE	NC	30.45%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS B	AEGON USA	SAINT PETERSBURG	FL	20.96%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS B	LINCOLN NATIONAL	FORT WAYNE	IN	12.24%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	20.48%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS C	WELLS FARGO BANK	CHARLOTTE	NC	18.12%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS C	UBS AG	WEEHAWKEN	NJ	9.46%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	9.26%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	6.15%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	5.13%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS I	BANKAMERICA CORP.	JACKSONVILLE	FL	26.45%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS I	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	16.60%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS I	WELLS FARGO BANK	CHARLOTTE	NC	10.23%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS I	RBC DAIN RAUSCHER CORP.	MINNEAPOLIS	MN	9.86%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS I	JP MORGAN CHASE	COLUMBUS	OH	8.50%
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	7.60%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS A	EDWARD D. JONES & CO	MARYLAND HEIGHTS	MO	21.63%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	11.06%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	21.23%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS T	EDWARD D. JONES & CO	MARYLAND HEIGHTS	MO	12.88%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS T	LPL FINANCIAL	BOSTON	MA	6.28%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS T	NORTHWESTERN MUTUAL	MILWAUKEE	WI	5.23%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS B	WELLS FARGO BANK	CHARLOTTE	NC	13.62%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS B	EDWARD D. JONES & CO	MARYLAND HEIGHTS	MO	11.22%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS B	VOYA	DES MOINES	IA	7.95%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS B	LPL FINANCIAL	BOSTON	MA	7.50%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS B	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	6.01%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS C	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	16.14%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS C	WELLS FARGO BANK	CHARLOTTE	NC	8.07%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	6.98%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	6.92%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS C	H. BECK, INC.	BETHESDA	MD	6.82%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS I	WELLS FARGO BANK	CHARLOTTE	NC	16.92%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS I	FIRST COMMAND	FORT WORTH	TX	13.31%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS I	BANKAMERICA CORP.	JACKSONVILLE	FL	12.15%
FIDELITY ADVISOR GLOBAL BALANCED FUND: CLASS I	RCS/CETERA FINANCIAL GROUP	DENVER	CO	10.64%
FIDELITY GLOBAL BALANCED FUND*	NRG ENERGY, INC.	PRINCETON	NJ	5.23%
FIDELITY ADVISOR GLOBAL BOND FUND: CLASS A	FIDELITY INVESTMENTS	BOSTON	MA	49.00%
FIDELITY ADVISOR GLOBAL BOND FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	7.79%
FIDELITY ADVISOR GLOBAL BOND FUND: CLASS T	FIDELITY INVESTMENTS	BOSTON	MA	80.82%
FIDELITY ADVISOR GLOBAL BOND FUND: CLASS C	FIDELITY DISTRIBUTORS CORP	BOSTON	MA	59.17%
FIDELITY ADVISOR GLOBAL BOND FUND: CLASS C	JACKSON NATIONAL	EL SEGUNDO	CA	8.86%
FIDELITY ADVISOR GLOBAL BOND FUND: CLASS C	CADARET GRANT & COMPANY, INC.	MANLIUS	NY	7.10%
FIDELITY ADVISOR GLOBAL BOND FUND: CLASS C	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	5.77%
FIDELITY ADVISOR GLOBAL BOND FUND: CLASS I	FIDELITY INVESTMENTS	BOSTON	MA	89.50%
FIDELITY GLOBAL BOND FUND*	FIMM LLC	BOSTON	MA	64.79%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	27.24%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS A	US BANCORP, INC.	SAINT PAUL	MN	8.30%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS A	WELLS FARGO BANK	CHARLOTTE	NC	6.66%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS A	RAYMOND JAMES	SAINT PETERSBURG	FL	5.49%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS A	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	5.05%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS T	BILL FEW SECURITIES, INC.	PITTSBURGH	PA	19.53%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS T	RCS/CETERA FINANCIAL GROUP	SCHAUMBURG	IL	11.19%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS T	AIG	NEW YORK	NY	6.21%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS T	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	5.77%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS B	WELLS FARGO BANK	CHARLOTTE	NC	20.21%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS B	BANKAMERICA CORP.	JACKSONVILLE	FL	17.82%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS B	LASALLE STREET SECURITIES, INC.	CHICAGO	IL	13.77%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS B	NATIONWIDE PLANNING ASSOC INC	PARAMUS	NJ	7.02%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS B	EDWARD D. JONES & CO	MARYLAND HEIGHTS	MO	5.96%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS C	WELLS FARGO BANK	CHARLOTTE	NC	16.47%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	11.15%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	8.01%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	7.85%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS C	RAYMOND JAMES	SAINT PETERSBURG	FL	6.84%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	5.62%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS I	NORTHWESTERN MUTUAL	MILWAUKEE	WI	33.17%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS I	COMMERCE BANCSHARES	KANSAS CITY	MO	10.25%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS I	BANKAMERICA CORP.	JACKSONVILLE	FL	6.91%
FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND: CLASS I	CITIZENS FINANCIAL GROUP, INC.	NORWOOD	MA	5.96%
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND*	BRINKER CAPITAL, INC.	BERWYN	PA	8.09%
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND*	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	5.99%
FIDELITY ADVISOR INTERNATIONAL BOND FUND: CLASS A	FIDELITY INVESTMENTS	BOSTON	MA	60.41%
FIDELITY ADVISOR INTERNATIONAL BOND FUND: CLASS A	EDWARD D. JONES & CO	MARYLAND HEIGHTS	MO	6.35%
FIDELITY ADVISOR INTERNATIONAL BOND FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.36%
FIDELITY ADVISOR INTERNATIONAL BOND FUND: CLASS T	FIDELITY INVESTMENTS	BOSTON	MA	74.27%
FIDELITY ADVISOR INTERNATIONAL BOND FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	7.67%
FIDELITY ADVISOR INTERNATIONAL BOND FUND: CLASS C	FIDELITY DISTRIBUTORS CORP	BOSTON	MA	71.69%
FIDELITY ADVISOR INTERNATIONAL BOND FUND: CLASS I	FIDELITY INVESTMENTS	BOSTON	MA	87.20%
FIDELITY INTERNATIONAL BOND FUND*	FIMM LLC	BOSTON	MA	48.12%
FIDELITY INTERNATIONAL BOND FUND*	UNIVERSITY OF MICHIGAN	ANN ARBOR	MI	11.24%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS A	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	20.76%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS A	WELLS FARGO BANK	CHARLOTTE	NC	16.13%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS A	UBS AG	WEEHAWKEN	NJ	11.55%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	11.40%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS T	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	16.50%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS T	RCS/CETERA FINANCIAL GROUP	SCHAUMBURG	IL	10.70%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS T	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	6.96%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS T	LPL FINANCIAL	BOSTON	MA	6.66%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS T	TRUSTMONT FINANCIAL GROUP, INC.	GREENSBURG	PA	6.08%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS T	WELLS FARGO BANK	CHARLOTTE	NC	5.65%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS T	UBS AG	WEEHAWKEN	NJ	5.09%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS B	OPPENHEIMER & CO INC.	NEW YORK	NY	31.27%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS B	WELLS FARGO BANK	CHARLOTTE	NC	21.85%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS B	AIG	ATLANTA	GA	15.88%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS B	UBS AG	WEEHAWKEN	NJ	12.84%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS B	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	6.57%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS B	BANKAMERICA CORP.	JACKSONVILLE	FL	5.20%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS C	WELLS FARGO BANK	CHARLOTTE	NC	13.16%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	13.03%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	9.89%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	7.20%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	6.39%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS C	UBS AG	WEEHAWKEN	NJ	6.00%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS I	NORTHWESTERN MUTUAL	MILWAUKEE	WI	26.90%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS I	BANKAMERICA CORP.	JACKSONVILLE	FL	15.58%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS I	WELLS FARGO BANK	CHARLOTTE	NC	8.31%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS I	COMMONWEALTH FINANCIAL NETWORK	WALTHAM	MA	6.94%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS I	UBS AG	WEEHAWKEN	NJ	6.75%
FIDELITY ADVISOR LIMITED TERM MUNICIPAL INCOME FUND: CLASS I	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	6.20%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS A	CADARET GRANT & COMPANY, INC.	MANLIUS	NY	12.20%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	10.18%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS A	BANKAMERICA CORP.	JACKSONVILLE	FL	6.66%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS A	UBS AG	WEEHAWKEN	NJ	5.80%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS T	RCS/CETERA FINANCIAL GROUP	EL SEGUNDO	CA	19.06%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS T	CADARET GRANT & COMPANY, INC.	MANLIUS	NY	15.19%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS T	INVEST FINANCIAL CORPORATION	BEDMINSTER	NJ	12.88%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS T	LPL FINANCIAL	BOSTON	MA	10.24%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS T	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	7.58%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS T	VOYA	DES MOINES	IA	5.05%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS B	AMERICAN PORTFOLIOS FINANCIAL SERVICES, INC.	HOLBROOK	NY	25.56%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS B	WELLS FARGO BANK	CHARLOTTE	NC	21.07%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS B	BANKAMERICA CORP.	JACKSONVILLE	FL	14.66%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS B	JACKSON NATIONAL	TAMPA	FL	8.27%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS B	HSBC USA, INC.	NEW YORK	NY	5.35%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	29.96%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	10.23%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS I	CAPITAL ONE NA	NEW ORLEANS	LA	20.55%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS I	BANKAMERICA CORP.	JACKSONVILLE	FL	10.37%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS I	CANANDAIGUA NATIONAL BANK & TRUST	CANANDAIGUA	NY	9.20%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS I	UBS AG	WEEHAWKEN	NJ	8.24%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS I	WELLS FARGO BANK	CHARLOTTE	NC	7.25%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	6.46%
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND: CLASS I	NFP SECURITIES INC.	AUSTIN	TX	6.43%
FIDELITY ARIZONA MUNICIPAL INCOME FUND	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	5.52%
FIDELITY CALIFORNIA AMT TAX-FREE MONEY MARKET FUND: INSTITUTIONAL CLASS	WOOD	CAMARILLO	CA	7.38%
FIDELITY CALIFORNIA AMT TAX-FREE MONEY MARKET FUND: SERVICE CLASS	CARTOTTO	VALENCIA	CA	76.07%
FIDELITY CALIFORNIA AMT TAX-FREE MONEY MARKET FUND: SERVICE CLASS	HORTON	NEWPORT BEACH	CA	14.15%
FIDELITY CALIFORNIA AMT TAX-FREE MONEY MARKET FUND: SERVICE CLASS	THRIVENT INVESTMENT MANAGER	APPLETON	WI	7.48%
FIDELITY CALIFORNIA LIMITED TERM TAX-FREE BOND FUND	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	12.27%
FIDELITY CONSERVATIVE INCOME MUNICIPAL BOND FUND: INSTITUTIONAL CLASS	CITRONE	SOUTHPORT	CT	7.10%
FIDELITY CONSERVATIVE INCOME MUNICIPAL BOND FUND: INSTITUTIONAL CLASS	HENDRICKS	AFTON	WI	6.47%
FIDELITY CONSERVATIVE INCOME MUNICIPAL BOND FUND: INSTITUTIONAL CLASS	ESTATE COUNSELORS, LLC	THIENSVILLE	WI	6.47%
FIDELITY CONSERVATIVE INCOME MUNICIPAL BOND FUND: INSTITUTIONAL CLASS	VANDERHEIDEN	WOLFEBORO	NH	6.11%
FIDELITY CONSERVATIVE INCOME MUNICIPAL BOND FUND: INSTITUTIONAL CLASS	MURPHY	NEEDHAM	MA	5.71%
FIDELITY CONSERVATIVE INCOME MUNICIPAL BOND FUND: INSTITUTIONAL CLASS	WEST	DALLAS	TX	5.08%
FIDELITY CONSERVATIVE INCOME MUNICIPAL BOND FUND*	INTERNATIONAL MANAGEMENT ADVISORS LTD.	CLEVELAND	OH	10.18%
FIDELITY GOVERNMENT MONEY MARKET FUND: CAPITAL RESERVES CLASS	HOLLENCREST CAPITAL MANAGEMENT	NEWPORT BEACH	CA	18.01%
FIDELITY GOVERNMENT MONEY MARKET FUND: CAPITAL RESERVES CLASS	KIMELMAN & BAIRD LLC	NEW YORK	NY	9.55%
FIDELITY GOVERNMENT MONEY MARKET FUND: CAPITAL RESERVES CLASS	THRIVENT INVESTMENT MANAGER	APPLETON	WI	7.54%
FIDELITY GOVERNMENT MONEY MARKET FUND: CAPITAL RESERVES CLASS	MASS MUTUAL	SPRINGFIELD	MA	6.40%
FIDELITY GOVERNMENT MONEY MARKET FUND: CAPITAL RESERVES CLASS	CHURCHILL FINANCIAL LLC	LOUISVILLE	KY	6.13%
FIDELITY GOVERNMENT MONEY MARKET FUND: CAPITAL RESERVES CLASS	WFG INVESTMENTS, INC	DALLAS	TX	5.06%
FIDELITY GOVERNMENT MONEY MARKET FUND: DAILY MONEY CLASS	PARKLAND SECURITIES, LLC	ANN ARBOR	MI	15.23%
FIDELITY GOVERNMENT MONEY MARKET FUND: DAILY MONEY CLASS	THRIVENT INVESTMENT MANAGER	APPLETON	WI	14.02%
FIDELITY GOVERNMENT MONEY MARKET FUND: DAILY MONEY CLASS	CULLEN/FROST BANKERS, INC.	SAN ANTONIO	TX	10.47%
FIDELITY GOVERNMENT MONEY MARKET FUND: DAILY MONEY CLASS	SIGMA FINANCIAL CORP.	ANN ARBOR	MI	10.13%
FIDELITY GOVERNMENT MONEY MARKET FUND: DAILY MONEY CLASS	INTERNATIONAL ASSETS ADVISORY LLC	ORLANDO	FL	6.51%
FIDELITY GOVERNMENT MONEY MARKET FUND: DAILY MONEY CLASS	AMERITAS	LINCOLN	NE	5.48%
FIDELITY GOVERNMENT MONEY MARKET FUND: PREMIUM CLASS	MCMANNON	COLCHESTER	VT	53.98%
FIDELITY GOVERNMENT MONEY MARKET FUND: PREMIUM CLASS	GINZBURG	CHICAGO	IL	22.71%
FIDELITY GOVERNMENT MONEY MARKET FUND: PREMIUM CLASS	FIDELITY INVESTMENTS	BOSTON	MA	9.09%
FIDELITY GOVERNMENT MONEY MARKET FUND: PREMIUM CLASS	DAVIDSON	COLORADO SPRINGS	CO	9.09%
FIDELITY LIMITED TERM GOVERNMENT FUND	SHERWIN-WILLIAMS	CLEVELAND	OH	9.70%
FIDELITY LIMITED TERM GOVERNMENT FUND	IBM	ARMONK	NY	5.86%
FIDELITY MARYLAND MUNICIPAL INCOME FUND	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	11.29%
FIDELITY MASSACHUSETTS AMT TAX-FREE MONEY MARKET FUND: SERVICE CLASS	FIDELITY INVESTMENTS	BOSTON	MA	99.87%
FIDELITY MINNESOTA MUNICIPAL INCOME FUND	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	10.14%
FIDELITY MONEY MARKET FUND: PREMIUM CLASS	SHEHADEH	LARCHMONT	NY	58.05%
FIDELITY MONEY MARKET FUND: PREMIUM CLASS	CRISP	LEAVENWORTH	KS	6.48%
FIDELITY MONEY MARKET FUND: PREMIUM CLASS	FIDELITY INVESTMENTS	BOSTON	MA	6.45%
FIDELITY MONEY MARKET FUND: PREMIUM CLASS	MURPHY			6.29%
FIDELITY NEW JERSEY AMT TAX-FREE MONEY MARKET FUND: INSTITUTIONAL CLASS	MCGEOUGH	SUMMIT	NJ	10.72%
FIDELITY NEW JERSEY AMT TAX-FREE MONEY MARKET FUND: INSTITUTIONAL CLASS	DORNBUSCH	RUMSON	NJ	7.70%
FIDELITY NEW JERSEY AMT TAX-FREE MONEY MARKET FUND: INSTITUTIONAL CLASS	ULLO	HOLMDEL	NJ	5.18%
FIDELITY NEW JERSEY AMT TAX-FREE MONEY MARKET FUND: SERVICE CLASS	FIDELITY INVESTMENTS	BOSTON	MA	90.66%
FIDELITY NEW JERSEY AMT TAX-FREE MONEY MARKET FUND: SERVICE CLASS	RUDERMAN	ROSELAND	NJ	9.23%
FIDELITY NEW JERSEY AMT TAX-FREE MONEY MARKET FUND*	MINKE	MEDFORD	NJ	5.20%
FIDELITY NEW YORK AMT TAX-FREE MONEY MARKET FUND: INSTITUTIONAL CLASS	BERMAN	NEW YORK	NY	10.99%
FIDELITY NEW YORK AMT TAX-FREE MONEY MARKET FUND: INSTITUTIONAL CLASS	HIBSPEC	MILWAUKEE	WI	5.83%
FIDELITY NEW YORK AMT TAX-FREE MONEY MARKET FUND: INSTITUTIONAL CLASS	CAPITAL ONE NA	NEW ORLEANS	LA	5.83%
FIDELITY NEW YORK AMT TAX-FREE MONEY MARKET FUND: INSTITUTIONAL CLASS	MCKINNEY	NEW YORK	NY	5.16%
FIDELITY NEW YORK AMT TAX-FREE MONEY MARKET FUND: SERVICE CLASS	FIDELITY INVESTMENTS	BOSTON	MA	45.53%
FIDELITY NEW YORK AMT TAX-FREE MONEY MARKET FUND: SERVICE CLASS	BANK HAPOALIM	NEW YORK	NY	44.01%
FIDELITY NEW YORK AMT TAX-FREE MONEY MARKET FUND: SERVICE CLASS	GESICKI	LANCASTER	NY	10.35%
FIDELITY OHIO MUNICIPAL INCOME FUND	HUNTINGTON BANKS	COLUMBUS	OH	7.24%
FIDELITY PENNSYLVANIA MUNICIPAL INCOME FUND	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	5.60%
FIDELITY SERIES COMMODITY STRATEGY FUND: CLASS F	FIDELITY FREEDOM K® 2020 FUND	BOSTON	MA	15.15%
FIDELITY SERIES COMMODITY STRATEGY FUND: CLASS F	FIDELITY FREEDOM K® 2030 FUND	BOSTON	MA	13.94%
FIDELITY SERIES COMMODITY STRATEGY FUND: CLASS F	FIDELITY FREEDOM K® 2025 FUND	BOSTON	MA	11.29%
FIDELITY SERIES COMMODITY STRATEGY FUND: CLASS F	FIDELITY FREEDOM K® 2040 FUND	BOSTON	MA	9.61%
FIDELITY SERIES COMMODITY STRATEGY FUND: CLASS F	FIDELITY FREEDOM K® 2035 FUND	BOSTON	MA	8.96%
FIDELITY SERIES COMMODITY STRATEGY FUND: CLASS F	FIDELITY FREEDOM K® 2015 FUND	BOSTON	MA	5.77%
FIDELITY SERIES COMMODITY STRATEGY FUND: CLASS F	FIDELITY FREEDOM K® 2045 FUND	BOSTON	MA	5.35%
FIDELITY SERIES COMMODITY STRATEGY FUND*	FIDELITY FREEDOM 2020 FUND	BOSTON	MA	12.22%
FIDELITY SERIES COMMODITY STRATEGY FUND*	FIDELITY FREEDOM 2030 FUND	BOSTON	MA	10.35%
FIDELITY SERIES COMMODITY STRATEGY FUND*	FIDELITY FREEDOM 2025 FUND	BOSTON	MA	8.59%
FIDELITY SERIES COMMODITY STRATEGY FUND*	FIDELITY FREEDOM 2040 FUND	BOSTON	MA	6.57%
FIDELITY SERIES COMMODITY STRATEGY FUND*	FIDELITY FREEDOM 2035 FUND	BOSTON	MA	6.02%
FIDELITY SERIES COMMODITY STRATEGY FUND*	FIDELITY FREEDOM 2015 FUND	BOSTON	MA	5.75%
GOVERNMENT PORTFOLIO: CLASS I	US BANCORP, INC.	SAINT PAUL	MN	21.75%
GOVERNMENT PORTFOLIO: CLASS I	THE BANK OF NEW YORK COMPANY, INC.	NEW YORK	NY	9.67%
GOVERNMENT PORTFOLIO: CLASS I	FIDELITY INVESTMENTS	BOSTON	MA	8.12%
GOVERNMENT PORTFOLIO: CLASS I	SOUTHWEST BANCORP	HOUSTON	TX	5.73%
GOVERNMENT PORTFOLIO: CLASS II	US BANCORP, INC.	SAINT PAUL	MN	74.03%
GOVERNMENT PORTFOLIO: CLASS II	UMB FINANCIAL	KANSAS CITY	MO	6.70%
GOVERNMENT PORTFOLIO: CLASS III	ZIONS BANCORP	SALT LAKE CITY	UT	24.67%
GOVERNMENT PORTFOLIO: CLASS III	BANK OF GUAM	AGANA	GUAM	16.79%
GOVERNMENT PORTFOLIO: CLASS III	COMERICA PRIVATE FIDUCIARY SERVICES (PFS)	DETROIT	MI	11.39%
GOVERNMENT PORTFOLIO: CLASS III	THE BANK OF NEW YORK COMPANY, INC.	NEW YORK	NY	11.11%
GOVERNMENT PORTFOLIO: CLASS III	THE BANK OF NEW YORK COMPANY, INC.	PITTSBURGH	PA	9.30%
GOVERNMENT PORTFOLIO: CLASS III	REGIONS FINANCIAL CORPORATION	BIRMINGHAM	AL	5.70%
GOVERNMENT PORTFOLIO: INSTITUTIONAL CLASS	RAYTHEON COMPANY	WALTHAM	MA	100%
GOVERNMENT PORTFOLIO: SELECT CLASS	DEUTSCHE BANK TRUST COMPANY AMERICAS	NEW YORK	NY	23.92%
GOVERNMENT PORTFOLIO: SELECT CLASS	SOUTHWEST BANCORP	HOUSTON	TX	22.53%
GOVERNMENT PORTFOLIO: SELECT CLASS	US BANK MONEY CENTER	MILWAUKEE	WI	17.01%
GOVERNMENT PORTFOLIO: SELECT CLASS	JP MORGAN TREASURY SERVICES	TAMPA	FL	16.17%
GOVERNMENT PORTFOLIO: SELECT CLASS	SANTANDER BANK NA	DORCHESTER	MA	7.48%
GOVERNMENT PORTFOLIO: SELECT CLASS	BOK FINANCIAL CORP.	TULSA	OK	7.04%
MONEY MARKET PORTFOLIO: CLASS F	FIDELITY FREEDOM K® 2020 FUND	BOSTON	MA	18.28%
MONEY MARKET PORTFOLIO: CLASS F	FIDELITY FREEDOM K® INCOME FUND	BOSTON	MA	13.26%
MONEY MARKET PORTFOLIO: CLASS F	FIDELITY FREEDOM K® 2025 FUND	BOSTON	MA	13.17%
MONEY MARKET PORTFOLIO: CLASS F	FIDELITY FREEDOM K® 2010 FUND	BOSTON	MA	9.93%
MONEY MARKET PORTFOLIO: CLASS F	FIDELITY FREEDOM K® 2015 FUND	BOSTON	MA	9.84%
MONEY MARKET PORTFOLIO: CLASS F	FIDELITY FREEDOM INDEX 2020 FUND	BOSTON	MA	7.63%
MONEY MARKET PORTFOLIO: CLASS F	FIDELITY FREEDOM K® 2030 FUND	BOSTON	MA	5.04%
MONEY MARKET PORTFOLIO: CLASS I	FIDELITY CHARITABLE GIFT FUND	BOSTON	MA	10.01%
MONEY MARKET PORTFOLIO: CLASS I	FIDELITY MANAGEMENT TRUST COMPANY	BOSTON	MA	8.77%
MONEY MARKET PORTFOLIO: CLASS I	US BANCORP, INC.	SAINT PAUL	MN	5.68%
MONEY MARKET PORTFOLIO: CLASS II	US BANCORP, INC.	SAINT PAUL	MN	24.71%
MONEY MARKET PORTFOLIO: CLASS II	JP MORGAN CHASE	NEW YORK	NY	19.14%
MONEY MARKET PORTFOLIO: CLASS II	FIRST TENNESSEE NATIONAL CORP.	MEMPHIS	TN	15.65%
MONEY MARKET PORTFOLIO: CLASS II	PIPER JAFFRAY & CO.	MINNEAPOLIS	MN	13.27%
MONEY MARKET PORTFOLIO: CLASS II	BOK FINANCIAL CORP.	TULSA	OK	8.46%
MONEY MARKET PORTFOLIO: CLASS II	UNIONBANCAL CORPORATION	LOS ANGELES	CA	5.18%
MONEY MARKET PORTFOLIO: CLASS III	THE BANK OF NEW YORK COMPANY, INC.	NEW YORK	NY	53.07%
MONEY MARKET PORTFOLIO: CLASS III	STATE STREET BANK	QUINCY	MA	14.90%
MONEY MARKET PORTFOLIO: CLASS III	BMO HARRIS NATIONAL BANK	CHICAGO	IL	11.59%
MONEY MARKET PORTFOLIO: CLASS III	US BANCORP, INC.	SAINT PAUL	MN	7.47%
MONEY MARKET PORTFOLIO: INSTITUTIONAL CLASS	FIDELITY INVESTMENTS	BOSTON	MA	5.65%
MONEY MARKET PORTFOLIO: INSTITUTIONAL CLASS	JP MORGAN TREASURY SERVICES	TAMPA	FL	5.57%
MONEY MARKET PORTFOLIO: INSTITUTIONAL CLASS	HUNTINGTON BANKS	COLUMBUS	OH	5.52%
MONEY MARKET PORTFOLIO: SELECT CLASS	US BANCORP, INC.	SAINT PAUL	MN	82.85%
MONEY MARKET PORTFOLIO: SELECT CLASS	WELLS FARGO BANK	CHARLOTTE	NC	7.88%
PRIME MONEY MARKET PORTFOLIO: CLASS I	US BANCORP, INC.	SAINT PAUL	MN	13.83%
PRIME MONEY MARKET PORTFOLIO: CLASS I	THE BANK OF NEW YORK COMPANY, INC.	NEW YORK	NY	13.36%
PRIME MONEY MARKET PORTFOLIO: CLASS I	STATE STREET BANK	QUINCY	MA	11.36%
PRIME MONEY MARKET PORTFOLIO: CLASS I	SOUTHWEST BANCORP	HOUSTON	TX	10.03%
PRIME MONEY MARKET PORTFOLIO: CLASS I	US BANK NATIONAL ASSOCIATION	MILWAUKEE	WI	6.44%
PRIME MONEY MARKET PORTFOLIO: CLASS I	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	6.23%
PRIME MONEY MARKET PORTFOLIO: CLASS I	MIZUHO SECURITIES USA INC.	HOBOKEN	NJ	5.65%
PRIME MONEY MARKET PORTFOLIO: CLASS II	CITIZENS FINANCIAL GROUP	BOSTON	MA	52.01%
PRIME MONEY MARKET PORTFOLIO: CLASS II	ZIONS BANCORP	SALT LAKE CITY	UT	18.21%
PRIME MONEY MARKET PORTFOLIO: CLASS II	M & T BANK CORP	BUFFALO	NY	9.06%
PRIME MONEY MARKET PORTFOLIO: CLASS III	THE BANK OF NEW YORK COMPANY, INC.	NEW YORK	NY	39.60%
PRIME MONEY MARKET PORTFOLIO: CLASS III	ILLINOIS NATIONAL BANK	SPRINGFIELD	IL	6.21%
PRIME MONEY MARKET PORTFOLIO: CLASS III	UNIONBANCAL CORPORATION	LOS ANGELES	CA	6.03%
PRIME MONEY MARKET PORTFOLIO: CLASS III	SANTANDER BANK NA	DORCHESTER	MA	5.98%
PRIME MONEY MARKET PORTFOLIO: CLASS III	CAPITAL ONE NA	NEW ORLEANS	LA	5.95%
PRIME MONEY MARKET PORTFOLIO: CLASS III	CITIGROUP, INC.	NEW YORK	NY	5.71%
PRIME MONEY MARKET PORTFOLIO: CLASS IV	JEFFERIES LLC	JERSEY CITY	NJ	97.93%
PRIME MONEY MARKET PORTFOLIO: INSTITUTIONAL CLASS	BANKAMERICA CORP.	NEW YORK	NY	11.46%
PRIME MONEY MARKET PORTFOLIO: INSTITUTIONAL CLASS	THE BANK OF NEW YORK COMPANY, INC.	NEW YORK	NY	9.43%
PRIME MONEY MARKET PORTFOLIO: INSTITUTIONAL CLASS	JP MORGAN CHASE	BROOKLYN	NY	6.62%
PRIME MONEY MARKET PORTFOLIO: INSTITUTIONAL CLASS	WELLS FARGO BANK	CHARLOTTE	NC	5.98%
PRIME MONEY MARKET PORTFOLIO: INSTITUTIONAL CLASS	US BANCORP, INC.	SAINT PAUL	MN	5.14%
PRIME MONEY MARKET PORTFOLIO: SELECT CLASS	DEUTSCHE BANK TRUST COMPANY AMERICAS	NEW YORK	NY	59.57%
PRIME MONEY MARKET PORTFOLIO: SELECT CLASS	UMB FINANCIAL	KANSAS CITY	MO	25.51%
PRIME MONEY MARKET PORTFOLIO: SELECT CLASS	US BANCORP, INC.	SAINT PAUL	MN	7.63%
STRATEGIC ADVISERS MULTI-MANAGER INCOME FUND: CLASS L	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER INCOME FUND: CLASS N	FIMM LLC	BOSTON	MA	99.96%
STRATEGIC ADVISERS MULTI-MANAGER INCOME FUND*	HEALTHPOINT MANAGEMENT SERVICES	TAMPA	FL	44.73%
STRATEGIC ADVISERS MULTI-MANAGER INCOME FUND*	UNIVERSITY OF KENTUCKY	LEXINGTON	KY	21.06%
STRATEGIC ADVISERS MULTI-MANAGER INCOME FUND*	COLORADO STATE UNIVERSITY	FORT COLLINS	CO	12.61%
STRATEGIC ADVISERS MULTI-MANAGER INCOME FUND*	FIMM LLC	BOSTON	MA	11.64%
STRATEGIC ADVISERS MULTI-MANAGER 2005 FUND: CLASS L	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER 2005 FUND: CLASS N	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER 2005 FUND*	FIMM LLC	BOSTON	MA	93.96%
STRATEGIC ADVISERS MULTI-MANAGER 2010 FUND: CLASS L	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER 2010 FUND: CLASS N	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER 2010 FUND*	UNIVERSITY OF KENTUCKY	LEXINGTON	KY	31.90%
STRATEGIC ADVISERS MULTI-MANAGER 2010 FUND*	FIMM LLC	BOSTON	MA	21.25%
STRATEGIC ADVISERS MULTI-MANAGER 2010 FUND*	STATE OF DELAWARE	DOVER	DE	15.03%
STRATEGIC ADVISERS MULTI-MANAGER 2010 FUND*	UCHEALTH	AURORA	CO	12.62%
STRATEGIC ADVISERS MULTI-MANAGER 2010 FUND*	VIRGINIA MASON MEDICAL CENTER	SEATTLE	WA	8.82%
STRATEGIC ADVISERS MULTI-MANAGER 2010 FUND*	UNIVERSITY OF ILLINOIS	CHAMPAIGN	IL	8.55%
STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND: CLASS L	FIMM LLC	BOSTON	MA	99.99%
STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND: CLASS N	FIMM LLC	BOSTON	MA	99.98%
STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND*	MEMORIAL HEALTHCARE SYSTEM	HOLLYWOOD	FL	24.77%
STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND*	MEMORIAL HEALTH SERVICES	FOUNTAIN VALLEY	CA	16.10%
STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND*	UNIVERSITY OF MASSACHUSETTS	SHREWSBURY	MA	9.19%
STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND*	UNIVERSITY OF ARKANSAS	LITTLE ROCK	AR	8.78%
STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND*	FIMM LLC	BOSTON	MA	6.45%
STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND*	LANCASTER GENERAL HEALTH	LANCASTER	PA	6.23%
STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND*	TRINITY INTERNATIONAL UNIVERSITY	DEERFIELD	IL	5.56%
STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND: CLASS L	FIMM LLC	BOSTON	MA	99.97%
STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND: CLASS N	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND*	UNIVERSITY OF ARKANSAS	LITTLE ROCK	AR	22.37%
STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND*	UNIVERSITY OF MASSACHUSETTS	SHREWSBURY	MA	18.01%
STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND*	ST. JOSEPH'S HEALTHCARE SYSTEM	PATERSON	NJ	11.77%
STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND*	JACKSON HEALTH SYSTEM	MIAMI	FL	11.51%
STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND*	MEMORIAL HEALTHCARE SYSTEM	HOLLYWOOD	FL	7.31%
STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND*	LAMAR UNIVERSITY	BEAUMONT	TX	6.82%
STRATEGIC ADVISERS MULTI-MANAGER 2025 FUND: CLASS L	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER 2025 FUND: CLASS N	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER 2025 FUND*	UNIVERSITY OF VIRGINIA	CHARLOTTESVILLE	VA	27.19%
STRATEGIC ADVISERS MULTI-MANAGER 2025 FUND*	KETTERING HEALTH NETWORK	KETTERING	OH	19.68%
STRATEGIC ADVISERS MULTI-MANAGER 2025 FUND*	FIMM LLC	BOSTON	MA	11.77%
STRATEGIC ADVISERS MULTI-MANAGER 2025 FUND*	MASS. INSTITUTE OF TECHNOLOGY	CAMBRIDGE	MA	9.63%
STRATEGIC ADVISERS MULTI-MANAGER 2025 FUND*	WAYNE STATE UNIVERSITY	DETROIT	MI	6.44%
STRATEGIC ADVISERS MULTI-MANAGER 2025 FUND*	THE TEXAS A&M UNIVERSITY SYSTEM	COLLEGE STATION	TX	6.18%
STRATEGIC ADVISERS MULTI-MANAGER 2030 FUND: CLASS L	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER 2030 FUND: CLASS N	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER 2030 FUND*	FIMM LLC	BOSTON	MA	10.09%
STRATEGIC ADVISERS MULTI-MANAGER 2035 FUND: CLASS L	FIMM LLC	BOSTON	MA	99.98%
STRATEGIC ADVISERS MULTI-MANAGER 2035 FUND: CLASS N	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER 2035 FUND*	FIMM LLC	BOSTON	MA	11.62%
STRATEGIC ADVISERS MULTI-MANAGER 2040 FUND: CLASS L	FIMM LLC	BOSTON	MA	99.98%
STRATEGIC ADVISERS MULTI-MANAGER 2040 FUND: CLASS N	FIMM LLC	BOSTON	MA	99.97%
STRATEGIC ADVISERS MULTI-MANAGER 2040 FUND*	FIMM LLC	BOSTON	MA	21.14%
STRATEGIC ADVISERS MULTI-MANAGER 2045 FUND: CLASS L	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER 2045 FUND: CLASS N	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER 2045 FUND*	FIMM LLC	BOSTON	MA	12.29%
STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND: CLASS L	FIMM LLC	BOSTON	MA	99.96%
STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND: CLASS N	FIMM LLC	BOSTON	MA	99.97%
STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND*	RESEARCH TRIANGLE INSTITUTE	RESEARCH TRIANGLE PARK	NC	15.42%
STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND*	COLORADO STATE UNIVERSITY	FORT COLLINS	CO	13.40%
STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND*	FIMM LLC	BOSTON	MA	12.48%
STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND*	THE OHIO STATE UNIVERSITY	COLUMBUS	OH	11.77%
STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND*	WAYNE STATE UNIVERSITY	DETROIT	MI	6.91%
STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND*	BAYSTATE HEALTH, INC.	SPRINGFIELD	MA	5.22%
STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND: CLASS L	FIMM LLC	BOSTON	MA	99.98%
STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND: CLASS N	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND*	HENRY FORD HEALTH SYSTEM	DETROIT	MI	15.69%
STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND*	FIMM LLC	BOSTON	MA	14.29%
STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND*	THE OHIO STATE UNIVERSITY	COLUMBUS	OH	11.99%
STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND*	UCHEALTH	AURORA	CO	7.28%
STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND*	WAYNE STATE UNIVERSITY	DETROIT	MI	5.74%
STRATEGIC ADVISERS MULTI-MANAGER 2060 FUND: CLASS L	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER 2060 FUND: CLASS N	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS MULTI-MANAGER 2060 FUND*	FIMM LLC	BOSTON	MA	67.56%
STRATEGIC ADVISERS MULTI-MANAGER 2060 FUND*	UCHEALTH	AURORA	CO	9.88%
STRATEGIC ADVISERS MULTI-MANAGER 2060 FUND*	STATE OF DELAWARE	DOVER	DE	7.16%
TAX-EXEMPT PORTFOLIO: CLASS I	BMO HARRIS NATIONAL BANK	MILWAUKEE	WI	6.31%
TAX-EXEMPT PORTFOLIO: CLASS I	PNC FINANCIAL SERVICES GROUP	PHILADELPHIA	PA	6.26%
TAX-EXEMPT PORTFOLIO: CLASS I	REGIONS FINANCIAL CORPORATION	BIRMINGHAM	AL	6.10%
TAX-EXEMPT PORTFOLIO: CLASS I	MARIL & CO BANK JI	MILWAUKEE	WI	5.71%
TAX-EXEMPT PORTFOLIO: CLASS II	FIFTH THIRD BANK	CINCINNATI	OH	42.97%
TAX-EXEMPT PORTFOLIO: CLASS II	TIB THE INDEPENDENT BANKERSBANK	IRVING	TX	25.98%
TAX-EXEMPT PORTFOLIO: CLASS II	BOK FINANCIAL CORP.	TULSA	OK	13.89%
TAX-EXEMPT PORTFOLIO: CLASS II	BANKAMERICA CORP.	NEW YORK	NY	10.20%
TAX-EXEMPT PORTFOLIO: CLASS III	STATE STREET BANK	QUINCY	MA	56.95%
TAX-EXEMPT PORTFOLIO: CLASS III	SOUTH DAKOTA TRUST COMPANY	SIOUX FALLS	SD	14.78%
TAX-EXEMPT PORTFOLIO: CLASS III	REGIONS FINANCIAL CORPORATION	BIRMINGHAM	AL	7.67%
TAX-EXEMPT PORTFOLIO: CLASS III	COMERICA PRIVATE FIDUCIARY SERVICES (PFS)	DETROIT	MI	7.51%
TAX-EXEMPT PORTFOLIO: SELECT CLASS	UMB FINANCIAL	KANSAS CITY	MO	68.90%
TAX-EXEMPT PORTFOLIO: SELECT CLASS	COMMONWEALTH TRUST COMPANY	WILMINGTON	DE	22.26%
TAX-EXEMPT PORTFOLIO: SELECT CLASS	BOK FINANCIAL CORP.	TULSA	OK	8.35%
TREASURY ONLY PORTFOLIO: CLASS I	BANKAMERICA CORP.	NEW YORK	NY	9.00%
TREASURY ONLY PORTFOLIO: CLASS I	JP MORGAN CHASE	BROOKLYN	NY	7.08%
TREASURY ONLY PORTFOLIO: CLASS I	THE BANK OF NEW YORK COMPANY, INC.	NEW YORK	NY	6.43%
TREASURY ONLY PORTFOLIO: CLASS I	US BANK MONEY CENTER	MILWAUKEE	WI	6.24%
TREASURY ONLY PORTFOLIO: CLASS I	US BANCORP, INC.	SAINT PAUL	MN	5.05%
TREASURY ONLY PORTFOLIO: CLASS II	THE BANK OF NEW YORK COMPANY, INC.	NEW YORK	NY	40.83%
TREASURY ONLY PORTFOLIO: CLASS II	WELLS FARGO BANK	CHARLOTTE	NC	16.68%
TREASURY ONLY PORTFOLIO: CLASS II	PIPER JAFFRAY & CO.	MINNEAPOLIS	MN	11.68%
TREASURY ONLY PORTFOLIO: CLASS II	BANKAMERICA CORP.	NEW YORK	NY	7.96%
TREASURY ONLY PORTFOLIO: CLASS II	FIFTH THIRD BANK	CINCINNATI	OH	7.59%
TREASURY ONLY PORTFOLIO: CLASS III	REGIONS FINANCIAL CORPORATION	BIRMINGHAM	AL	47.10%
TREASURY ONLY PORTFOLIO: CLASS III	CITIZENS FINANCIAL GROUP	BOSTON	MA	10.60%
TREASURY ONLY PORTFOLIO: CLASS III	JEFFERIES LLC	JERSEY CITY	NJ	10.38%
TREASURY ONLY PORTFOLIO: CLASS III	SOUTH DAKOTA TRUST COMPANY	SIOUX FALLS	SD	7.72%
TREASURY ONLY PORTFOLIO: CLASS III	COMERICA PRIVATE FIDUCIARY SERVICES (PFS)	DETROIT	MI	6.11%
TREASURY ONLY PORTFOLIO: CLASS IV	BANK HAPOALIM	NEW YORK	NY	100%
TREASURY ONLY PORTFOLIO: INSTITUTIONAL CLASS	COMBINED JEWISH PHILANTHROPIES OF GREATER BOSTON	BOSTON	MA	77.69%
TREASURY ONLY PORTFOLIO: INSTITUTIONAL CLASS	CURME	BOSTON	MA	8.92%
TREASURY ONLY PORTFOLIO: INSTITUTIONAL CLASS	SCS CAPITAL MANAGEMENT LLC	BOSTON	MA	8.15%
TREASURY ONLY PORTFOLIO: INSTITUTIONAL CLASS	AFFIRMED NETWORKS INC	ACTON	MA	5.25%
TREASURY ONLY PORTFOLIO: SELECT CLASS	WELLS FARGO BANK	CHARLOTTE	NC	35.20%
TREASURY ONLY PORTFOLIO: SELECT CLASS	JP MORGAN CHASE	NEW YORK	NY	33.56%
TREASURY ONLY PORTFOLIO: SELECT CLASS	REGIONS FINANCIAL CORPORATION	BIRMINGHAM	AL	19.04%
TREASURY ONLY PORTFOLIO: SELECT CLASS	FIRST TENNESSEE NATIONAL CORP.	MEMPHIS	TN	6.26%
TREASURY ONLY PORTFOLIO: SELECT CLASS	BOK FINANCIAL CORP.	TULSA	OK	5.91%
TREASURY PORTFOLIO: CLASS I	THE BANK OF NEW YORK COMPANY, INC.	NEW YORK	NY	19.85%
TREASURY PORTFOLIO: CLASS I	FIDELITY INVESTMENTS	BOSTON	MA	10.00%
TREASURY PORTFOLIO: CLASS I	STATE STREET BANK	BOSTON	MA	8.96%
TREASURY PORTFOLIO: CLASS II	CITIGROUP, INC.	NEW YORK	NY	71.98%
TREASURY PORTFOLIO: CLASS II	US BANCORP, INC.	SAINT PAUL	MN	8.94%
TREASURY PORTFOLIO: CLASS II	REGIONS FINANCIAL CORPORATION	BIRMINGHAM	AL	5.11%
TREASURY PORTFOLIO: CLASS III	REGIONS FINANCIAL CORPORATION	BIRMINGHAM	AL	28.25%
TREASURY PORTFOLIO: CLASS III	THE BANK OF NEW YORK COMPANY, INC.	NEW YORK	NY	25.59%
TREASURY PORTFOLIO: CLASS III	US BANCORP, INC.	SAINT PAUL	MN	11.59%
TREASURY PORTFOLIO: CLASS III	CITIZENS FINANCIAL GROUP	BOSTON	MA	8.88%
TREASURY PORTFOLIO: CLASS III	CAPITAL ONE NA	NEW ORLEANS	LA	6.48%
TREASURY PORTFOLIO: CLASS III	UMB FINANCIAL	KANSAS CITY	MO	5.85%
TREASURY PORTFOLIO: CLASS IV	UMB FINANCIAL	KANSAS CITY	MO	99.97%
TREASURY PORTFOLIO: INSTITUTIONAL CLASS	E & J GALLO WINERY	MODESTO	CA	82.25%
TREASURY PORTFOLIO: INSTITUTIONAL CLASS	THE BUDD COMPANY INC	CHICAGO	IL	17.73%
TREASURY PORTFOLIO: SELECT CLASS	WELLS FARGO BANK	CHARLOTTE	NC	24.77%
TREASURY PORTFOLIO: SELECT CLASS	SOUTHWEST BANCORP	HOUSTON	TX	20.20%
TREASURY PORTFOLIO: SELECT CLASS	UMB FINANCIAL	KANSAS CITY	MO	20.13%
TREASURY PORTFOLIO: SELECT CLASS	US BANCORP, INC.	SAINT PAUL	MN	15.99%
TREASURY PORTFOLIO: SELECT CLASS	PNC FINANCIAL SERVICES GROUP	PITTSBURGH	PA	11.04%
TREASURY PORTFOLIO: SELECT CLASS	BOK FINANCIAL CORP.	TULSA	OK	5.50%
FIDELITY CORPORATE BOND ETF**	CITIGROUP GLOBAL MARKETS, INC.	NEW YORK	NY	51.02%
FIDELITY CORPORATE BOND ETF**	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	41.40%
FIDELITY LIMITED TERM BOND ETF**	PERSHING LLC	JERSEY CITY	NJ	8.61%
FIDELITY LIMITED TERM BOND ETF**	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	24.23%
FIDELITY LIMITED TERM BOND ETF**	ASSETMARK TRUST COMPANY	CONCORD	CA	59.97%
FIDELITY TOTAL BOND ETF**	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	7.69%
FIDELITY TOTAL BOND ETF**	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	77.72%

* The ownership information shown above is for a class of shares of the fund.

** As of July 14, 2015.

To the knowledge of the trusts, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

APPENDIX H

NOMINEE LENGTH OF SERVICE WITH RESPECT TO EACH TRUST

The following chart lists the lengths of service of each nominee as Trustee or Advisory Board Member of each trust.

	Interested Nominees*		Independent Nominees
Fidelity Trusts	Abigail Johnson	Geoffrey von Kuhn	Elizabeth Acton	John Engler	Albert Gamper	Robert Gartland	Arthur Johnson	Michael Kenneally	James Keyes	Marie Knowles
Advisor Series IV	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
Boylston Street Trust	Trustee 2009	Trustee 2015	Trustee 2013	Trustee 2014	Trustee 2007	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2007
California Municipal Trust	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
California Municipal Trust II	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
Central Investment Portfolios II LLC	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2007	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2007
Charles Street Trust	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
Colchester Street Trust	Trustee 2009	Advisory Board Member 2015	Advisory Board Member 2013	Advisory Board Member 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
Commonwealth Trust II	Trustee 2014	Trustee 2015	Trustee 2014	Trustee 2014	Trustee 2014	Trustee 2014	Trustee 2014	Trustee 2014	Trustee 2014	Trustee 2014
Court Street Trust	Trustee 2009	Advisory Board Member 2015	Advisory Board Member 2013	Advisory Board Member 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
Court Street Trust II	Trustee 2009	Advisory Board Member 2015	Advisory Board Member 2013	Advisory Board Member 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
Garrison Street Trust	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
Hereford Street Trust	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
MA Municipal Trust	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
Merrimack Street Trust	Trustee 2012	Trustee 2015	Trustee 2013	Trustee 2014	Trustee 2012	Trustee 2013	Trustee 2013	Trustee 2013	Trustee 2013	Trustee 2013
Municipal Trust	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
Municipal Trust II	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
NY Municipal Trust	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
NY Municipal Trust II	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
Oxford Street Trust	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
Oxford Street Trust II	Trustee 2013	Trustee 2015	Trustee 2013	Trustee 2014	Trustee 2013	Trustee 2013	Trustee 2013	Trustee 2013	Trustee 2013	Trustee 2013
Revere Street Trust	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
School Street Trust	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
Union Street Trust	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001
Union Street Trust II	Trustee 2009	Advisory Board Member 2015	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with a trust or various entities under common control with FMR.

APPENDIX I

NUMBER OF BOARD OF TRUSTEES AND
STANDING COMMITTEE MEETINGS

The following table provides the number of meetings the Board of Trustees and each standing committee held during each fund's last fiscal year. See Appendix B for each fund's fiscal year end.

FISCAL YEAR END	NUMBER OF MEETINGS
	Board of Trustees	Operations Committee	Audit Committee	Fair Valuation Committee	Governance and Nominating Committee
1/31/2015	8	11	5	5	8
2/28/2015	9	12	5	5	8
3/31/2015	8	11	4	4	7
4/30/2015	8	11	4	4	7
5/31/2015	8	11	4	4	7
7/31/2015	8	11	4	4	7
8/31/2015	8	11	4	4	7
9/30/2014	7	11	5	5	8
10/31/2014	8	11	5	5	8
11/30/2014	8	11	5	5	8
12/31/2014	8	11	5	5	8

APPENDIX J

NOMINEE OWNERSHIP OF FUND SHARES

INTERESTED NOMINEES

Dollar range of fund shares as of June 30, 2015	Abigail P. Johnson	Geoffrey A. von Kuhn
FIDELITY ADVISOR SERIES IV:
Fidelity Limited Term Government Fund	none	none
FIDELITY BOYLSTON STREET TRUST:
Strategic Advisers Multi-Manager 2005 Fund	none	none
Strategic Advisers Multi-Manager 2010 Fund	none	none
Strategic Advisers Multi-Manager 2015 Fund	none	none
Strategic Advisers Multi-Manager 2020 Fund	none	none
Strategic Advisers Multi-Manager 2025 Fund	none	none
Strategic Advisers Multi-Manager 2030 Fund	none	none
Strategic Advisers Multi-Manager 2035 Fund	none	none
Strategic Advisers Multi-Manager 2040 Fund	none	none
Strategic Advisers Multi-Manager 2045 Fund	none	none
Strategic Advisers Multi-Manager 2050 Fund	none	none
Strategic Advisers Multi-Manager 2055 Fund	none	none
Strategic Advisers Multi-Manager 2060 Fund	none	none
Strategic Advisers Multi-Manager Income Fund	none	none
FIDELITY CALIFORNIA MUNICIPAL TRUST:
Fidelity California Limited Term Tax-Free Bond Fund	none	none
Fidelity California Municipal Income Fund	none	none
FIDELITY CALIFORNIA MUNICIPAL TRUST II:
Fidelity California AMT Tax-Free Money Market Fund	none	none
Fidelity California Municipal Money Market Fund	none	none
FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC:
Fidelity Inflation-Protected Bond Index Central Fund	none	none
Fidelity Investment Grade Bond Central Fund	none	none
Fidelity Mortgage Backed Securities Central Fund	none	none
FIDELITY CHARLES STREET TRUST:
Fidelity Asset Manager 20%	none	none
Fidelity Asset Manager 30%	none	none
Fidelity Asset Manager 40%	none	none
Fidelity Asset Manager 50%	none	none
Fidelity Asset Manager 60%	none	none
Fidelity Asset Manager 70%	none	none
Fidelity Asset Manager 85%	none	none
Fidelity Global Balanced Fund	none	none
Fidelity Series Broad Market Opportunities Fund	none	none
FIDELITY COLCHESTER STREET TRUST:
Government Portfolio	none	none
Money Market Portfolio	over $ 100,000	none
Prime Money Market Portfolio	none	none
Tax-Exempt Portfolio	none	none
Treasury Only Portfolio	none	none
Treasury Portfolio	none	none
FIDELITY COMMONWEALTH TRUST II:
Fidelity International Enhanced Index Fund	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	none
Fidelity Large Cap Growth Enhanced Index Fund	$10,001 - $50,000	none
Fidelity Large Cap Value Enhanced Index Fund	$50,001 - $100,000	none
Fidelity Mid Cap Enhanced Index Fund	none	none
Fidelity Small Cap Enhanced Index Fund	none	none
FIDELITY COURT STREET TRUST:
Fidelity Connecticut Municipal Income Fund	none	none
Fidelity New Jersey Municipal Income Fund	none	none
FIDELITY COURT STREET TRUST II:
Fidelity Connecticut Municipal Money Market Fund	none	none
Fidelity New Jersey AMT Tax-Free Money Market Fund	none	none
Fidelity New Jersey Municipal Money Market Fund	none	none
FIDELITY GARRISON STREET TRUST:
Fidelity Money Market Central Fund	none	none
VIP Investment Grade Central Fund	none	none
FIDELITY HEREFORD STREET TRUST:
Fidelity Government Money Market Fund	none	none
Fidelity Money Market Fund	none	none
Fidelity Treasury Only Money Market Fund	none	none
FIDELITY MASSACHUSETTS MUNICIPAL TRUST:
Fidelity Massachusetts AMT Tax-Free Money Market Fund	none	none
Fidelity Massachusetts Municipal Income Fund	none	none
Fidelity Massachusetts Municipal Money Market Fund	over $ 100,000	none
FIDELITY MERRIMACK STREET TRUST:
Fidelity Corporate Bond ETF	none	none
Fidelity Limited Term Bond ETF	none	none
Fidelity Total Bond ETF	none	none
FIDELITY MUNICIPAL TRUST:
Fidelity Conservative Income Municipal Bond Fund	none	none
Fidelity Limited Term Municipal Income Fund	none	none
Fidelity Michigan Municipal Income Fund	none	none
Fidelity Minnesota Municipal Income Fund	none	none
Fidelity Municipal Income Fund	none	none
Fidelity Ohio Municipal Income Fund	none	none
Fidelity Pennsylvania Municipal Income Fund	none	none
FIDELITY MUNICIPAL TRUST II:
Fidelity Michigan Municipal Money Market Fund	none	none
Fidelity Ohio Municipal Money Market Fund	none	none
Fidelity Pennsylvania Municipal Money Market Fund	none	none
FIDELITY NEW YORK MUNICIPAL TRUST:
Fidelity New York Municipal Income Fund	none	none
FIDELITY NEW YORK MUNICIPAL TRUST II:
Fidelity New York AMT Tax-Free Money Market Fund	none	none
Fidelity New York Municipal Money Market Fund	none	none
FIDELITY OXFORD STREET TRUST:
Fidelity Series Commodity Strategy Fund	none	none
FIDELITY OXFORD STREET TRUST II:
Fidelity Commodity Strategy Central Fund	none	none
FIDELITY REVERE STREET TRUST:
Fidelity Cash Central Fund	none	none
Fidelity Municipal Cash Central Fund	none	none
Fidelity Securities Lending Cash Central Fund	none	none
Fidelity Tax-Free Cash Central Fund	none	none
FIDELITY SCHOOL STREET TRUST:
Fidelity Advisor Multi-Asset Income Fund	none	none
Fidelity Global Bond Fund	none	none
Fidelity Intermediate Municipal Income Fund	none	none
Fidelity International Bond Fund	none	none
Fidelity Strategic Income Fund	none	none
FIDELITY UNION STREET TRUST:
Fidelity Arizona Municipal Income Fund	none	none
Fidelity Maryland Municipal Income Fund	none	none
FIDELITY UNION STREET TRUST II:
Fidelity Arizona Municipal Money Market Fund	none	none
Fidelity Municipal Money Market Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	$10,001 - $ 50,000

INDEPENDENT NOMINEES

Dollar range of fund shares as of June 30, 2015	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland
FIDELITY ADVISOR SERIES IV:
Fidelity Limited Term Government Fund	none	none	none	none
FIDELITY BOYLSTON STREET TRUST:
Strategic Advisers Multi-Manager 2005 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2010 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2015 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2020 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2025 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2030 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2035 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2040 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2045 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2050 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2055 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2060 Fund	none	none	none	none
Strategic Advisers Multi-Manager Income Fund	none	none	none	none
FIDELITY CALIFORNIA MUNICIPAL TRUST:
Fidelity California Limited Term Tax-Free Bond Fund	none	none	none	none
Fidelity California Municipal Income Fund	none	none	none	none
FIDELITY CALIFORNIA MUNICIPAL TRUST II:
Fidelity California AMT Tax-Free Money Market Fund	none	none	none	none
Fidelity California Municipal Money Market Fund	none	none	none	none
FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC:
Fidelity Inflation-Protected Bond Index Central Fund	none	none	none	none
Fidelity Investment Grade Bond Central Fund	none	none	none	none
Fidelity Mortgage Backed Securities Central Fund	none	none	none	none
FIDELITY CHARLES STREET TRUST:
Fidelity Asset Manager 20%	none	none	none	none
Fidelity Asset Manager 30%	none	none	none	none
Fidelity Asset Manager 40%	none	none	none	none
Fidelity Asset Manager 50%	none	none	$ 10,001 - $ 50,000	none
Fidelity Asset Manager 60%	none	none	none	none
Fidelity Asset Manager 70%	none	none	none	none
Fidelity Asset Manager 85%	none	none	none	none
Fidelity Global Balanced Fund	none	none	none	none
Fidelity Series Broad Market Opportunities Fund	none	none	none	none
FIDELITY COLCHESTER STREET TRUST:
Government Portfolio	none	none	none	none
Money Market Portfolio	none	none	none	$ 10,001 - $ 50,000
Prime Money Market Portfolio	none	none	none	none
Tax-Exempt Portfolio	none	none	none	none
Treasury Only Portfolio	none	none	none	none
Treasury Portfolio	none	none	none	none
FIDELITY COMMONWEALTH TRUST II:
Fidelity International Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Growth Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Value Enhanced Index Fund	none	none	none	over $ 100,000
Fidelity Mid Cap Enhanced Index Fund	none	none	none	none
Fidelity Small Cap Enhanced Index Fund	none	none	none	none
FIDELITY COURT STREET TRUST:
Fidelity Connecticut Municipal Income Fund	none	none	none	none
Fidelity New Jersey Municipal Income Fund	none	none	none	none
FIDELITY COURT STREET TRUST II:
Fidelity Connecticut Municipal Money Market Fund	none	none	none	none
Fidelity New Jersey AMT Tax-Free Money Market Fund	none	none	none	none
Fidelity New Jersey Municipal Money Market Fund	none	none	$ 1 - $ 10,000	none
FIDELITY GARRISON STREET TRUST:
Fidelity Money Market Central Fund	none	none	none	none
VIP Investment Grade Central Fund	none	none	none	none
FIDELITY HEREFORD STREET TRUST:
Fidelity Government Money Market Fund	$ 1 - $ 10,000	none	none	none
Fidelity Money Market Fund	none	none	none	none
Fidelity Treasury Only Money Market Fund	none	none	none	none
FIDELITY MASSACHUSETTS MUNICIPAL TRUST:
Fidelity Massachusetts AMT Tax-Free Money Market Fund	none	none	none	none
Fidelity Massachusetts Municipal Income Fund	none	none	none	none
Fidelity Massachusetts Municipal Money Market Fund	none	none	none	none
FIDELITY MERRIMACK STREET TRUST:
Fidelity Corporate Bond ETF	none	none	none	none
Fidelity Limited Term Bond ETF	none	none	none	none
Fidelity Total Bond ETF	none	none	none	none
FIDELITY MUNICIPAL TRUST:
Fidelity Conservative Income Municipal Bond Fund	none	none	none	none
Fidelity Limited Term Municipal Income Fund	over $ 100,000	none	none	none
Fidelity Michigan Municipal Income Fund	none	none	none	none
Fidelity Minnesota Municipal Income Fund	none	none	none	none
Fidelity Municipal Income Fund	none	none	none	$ 10,001 - $ 50,000
Fidelity Ohio Municipal Income Fund	none	none	none	none
Fidelity Pennsylvania Municipal Income Fund	none	none	none	none
FIDELITY MUNICIPAL TRUST II:
Fidelity Michigan Municipal Money Market Fund	none	none	none	none
Fidelity Ohio Municipal Money Market Fund	none	none	none	none
Fidelity Pennsylvania Municipal Money Market Fund	none	none	none	none
FIDELITY NEW YORK MUNICIPAL TRUST:
Fidelity New York Municipal Income Fund	none	none	none	none
FIDELITY NEW YORK MUNICIPAL TRUST II:
Fidelity New York AMT Tax-Free Money Market Fund	none	none	none	none
Fidelity New York Municipal Money Market Fund	none	none	none	none
FIDELITY OXFORD STREET TRUST:
Fidelity Series Commodity Strategy Fund	none	none	none	none
FIDELITY OXFORD STREET TRUST II:
Fidelity Commodity Strategy Central Fund	none	none	none	none
FIDELITY REVERE STREET TRUST:
Fidelity Cash Central Fund	none	none	none	none
Fidelity Municipal Cash Central Fund	none	none	none	none
Fidelity Securities Lending Cash Central Fund	none	none	none	none
Fidelity Tax-Free Cash Central Fund	none	none	none	none
FIDELITY SCHOOL STREET TRUST:
Fidelity Advisor Multi-Asset Income Fund	none	none	none	none
Fidelity Global Bond Fund	none	none	none	none
Fidelity Intermediate Municipal Income Fund	$ 10,001 - $ 50,000	none	none	none
Fidelity International Bond Fund	none	none	none	none
Fidelity Strategic Income Fund	none	none	$ 50,001 - $ 100,000	none
FIDELITY UNION STREET TRUST:
Fidelity Arizona Municipal Income Fund	none	none	none	none
Fidelity Maryland Municipal Income Fund	none	none	none	none
FIDELITY UNION STREET TRUST II:
Fidelity Arizona Municipal Money Market Fund	none	none	none	none
Fidelity Municipal Money Market Fund	none	over $100,000	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Dollar range of fund shares as of June 30, 2015	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles
FIDELITY ADVISOR SERIES IV:
Fidelity Limited Term Government Fund	none	none	none	none
FIDELITY BOYLSTON STREET TRUST:
Strategic Advisers Multi-Manager 2005 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2010 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2015 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2020 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2025 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2030 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2035 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2040 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2045 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2050 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2055 Fund	none	none	none	none
Strategic Advisers Multi-Manager 2060 Fund	none	none	none	none
Strategic Advisers Multi-Manager Income Fund	none	none	none	none
FIDELITY CALIFORNIA MUNICIPAL TRUST:
Fidelity California Limited Term Tax-Free Bond Fund	none	none	none	none
Fidelity California Municipal Income Fund	none	none	none	none
FIDELITY CALIFORNIA MUNICIPAL TRUST II:
Fidelity California AMT Tax-Free Money Market Fund	none	none	none	none
Fidelity California Municipal Money Market Fund	none	none	none	$ 1 - $ 10,000
FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC:
Fidelity Inflation-Protected Bond Index Central Fund	none	none	none	none
Fidelity Investment Grade Bond Central Fund	none	none	none	none
Fidelity Mortgage Backed Securities Central Fund	none	none	none	none
FIDELITY CHARLES STREET TRUST:
Fidelity Asset Manager 20%	none	none	none	none
Fidelity Asset Manager 30%	none	none	none	none
Fidelity Asset Manager 40%	none	none	none	none
Fidelity Asset Manager 50%	none	none	none	none
Fidelity Asset Manager 60%	none	none	none	none
Fidelity Asset Manager 70%	none	none	none	none
Fidelity Asset Manager 85%	none	none	none	over $ 100,000
Fidelity Global Balanced Fund	none	none	none	none
Fidelity Series Broad Market Opportunities Fund	none	none	none	none
FIDELITY COLCHESTER STREET TRUST:
Government Portfolio	none	none	none	none
Money Market Portfolio	none	none	none	none
Prime Money Market Portfolio	none	none	none	none
Tax-Exempt Portfolio	none	none	none	none
Treasury Only Portfolio	none	none	none	none
Treasury Portfolio	none	none	none	none
FIDELITY COMMONWEALTH TRUST II:
Fidelity International Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Growth Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Value Enhanced Index Fund	none	none	none	none
Fidelity Mid Cap Enhanced Index Fund	none	none	none	none
Fidelity Small Cap Enhanced Index Fund	none	none	none	none
FIDELITY COURT STREET TRUST:
Fidelity Connecticut Municipal Income Fund	none	none	none	none
Fidelity New Jersey Municipal Income Fund	none	none	none	none
FIDELITY COURT STREET TRUST II:
Fidelity Connecticut Municipal Money Market Fund	none	none	none	none
Fidelity New Jersey AMT Tax-Free Money Market Fund	none	none	none	none
Fidelity New Jersey Municipal Money Market Fund	none	none	none	none
FIDELITY GARRISON STREET TRUST:
Fidelity Money Market Central Fund	none	none	none	none
VIP Investment Grade Central Fund	none	none	none	none
FIDELITY HEREFORD STREET TRUST:
Fidelity Government Money Market Fund	none	none	none	none
Fidelity Money Market Fund	none	none	none	none
Fidelity Treasury Only Money Market Fund	none	none	none	none
FIDELITY MASSACHUSETTS MUNICIPAL TRUST:
Fidelity Massachusetts AMT Tax-Free Money Market Fund	none	none	none	none
Fidelity Massachusetts Municipal Income Fund	none	none	none	none
Fidelity Massachusetts Municipal Money Market Fund	none	none	none	none
FIDELITY MERRIMACK STREET TRUST:
Fidelity Corporate Bond ETF	none	none	none	none
Fidelity Limited Term Bond ETF	none	none	none	none
Fidelity Total Bond ETF	none	none	none	none
FIDELITY MUNICIPAL TRUST:
Fidelity Conservative Income Municipal Bond Fund	none	none	none	none
Fidelity Limited Term Municipal Income Fund	none	none	none	none
Fidelity Michigan Municipal Income Fund	none	none	none	none
Fidelity Minnesota Municipal Income Fund	none	none	none	none
Fidelity Municipal Income Fund	none	none	none	none
Fidelity Ohio Municipal Income Fund	none	none	none	none
Fidelity Pennsylvania Municipal Income Fund	none	none	none	none
FIDELITY MUNICIPAL TRUST II:
Fidelity Michigan Municipal Money Market Fund	none	none	none	none
Fidelity Ohio Municipal Money Market Fund	none	none	none	none
Fidelity Pennsylvania Municipal Money Market Fund	none	none	none	none
FIDELITY NEW YORK MUNICIPAL TRUST:
Fidelity New York Municipal Income Fund	none	none	none	none
FIDELITY NEW YORK MUNICIPAL TRUST II:
Fidelity New York AMT Tax-Free Money Market Fund	none	none	none	none
Fidelity New York Municipal Money Market Fund	none	none	none	none
FIDELITY OXFORD STREET TRUST:
Fidelity Series Commodity Strategy Fund	none	none	none	none
FIDELITY OXFORD STREET TRUST II:
Fidelity Commodity Strategy Central Fund	none	none	none	none
FIDELITY REVERE STREET TRUST:
Fidelity Cash Central Fund	none	none	none	none
Fidelity Municipal Cash Central Fund	none	none	none	none
Fidelity Securities Lending Cash Central Fund	none	none	none	none
Fidelity Tax-Free Cash Central Fund	none	none	none	none
FIDELITY SCHOOL STREET TRUST:
Fidelity Advisor Multi-Asset Income Fund	none	none	none	none
Fidelity Global Bond Fund	none	none	none	none
Fidelity Intermediate Municipal Income Fund	none	none	none	none
Fidelity International Bond Fund	none	none	none	none
Fidelity Strategic Income Fund	over $ 100,000	none	none	over $ 100,000
FIDELITY UNION STREET TRUST:
Fidelity Arizona Municipal Income Fund	none	none	none	none
Fidelity Maryland Municipal Income Fund	none	none	none	none
FIDELITY UNION STREET TRUST II:
Fidelity Arizona Municipal Money Market Fund	none	none	none	none
Fidelity Municipal Money Market Fund	none	none	none	$ 1 - $ 10,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

APPENDIX K

TRUSTEE COMPENSATION

The following table sets forth information describing the compensation of each Trustee for his or her services, for each fund's fiscal year end (refer to Appendix B for fiscal year end information) or calendar year ended December 31, 2014, as applicable.

Compensation Table1
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	John Engler[2]	Albert R. Gamper, Jr.	Robert F. Gartland
Fidelity Limited Term Government Fund	$ 166	$ 4	$ 207	$ 166

Strategic Advisers Multi-Manager Income Fund	$ 0	$ 0	$ 1	$ 0

Strategic Advisers Multi-Manager 2005 Fund	$ 0	$ 0	$ 0	$ 0

Strategic Advisers Multi-Manager 2010 Fund	$ 0	$ 0	$ 0	$ 0

Strategic Advisers Multi-Manager 2015 Fund	$ 1	$ 0	$ 1	$ 1

Strategic Advisers Multi-Manager 2020 Fund	$ 1	$ 0	$ 1	$ 1

Strategic Advisers Multi-Manager 2025 Fund	$ 0	$ 0	$ 0	$ 0

Strategic Advisers Multi-Manager 2030 Fund	$ 1	$ 0	$ 1	$ 1

Strategic Advisers Multi-Manager 2035 Fund	$ 0	$ 0	$ 0	$ 0

Strategic Advisers Multi-Manager 2040 Fund	$ 0	$ 0	$ 0	$ 0

Strategic Advisers Multi-Manager 2045 Fund	$ 0	$ 0	$ 0	$ 0

Strategic Advisers Multi-Manager 2050 Fund	$ 0	$ 0	$ 1	$ 0

Strategic Advisers Multi-Manager 2055 Fund	$ 0	$ 0	$ 0	$ 0

Strategic Advisers Multi-Manager 2060 Fund+	$ 0	$ 0	$ 0	$ 0

Fidelity California Limited Term Tax-Free Bond Fund	$ 332	$ 97	$ 415	$ 332

Fidelity California Municipal Income Fund	$ 807	$ 236	$ 1,009	$ 807

Fidelity California AMT Tax-Free Money Market Fund	$ 374	$ 102	$ 468	$ 374

Fidelity California Municipal Money Market Fund	$ 3,031	$ 871	$ 3,788	$ 3,031

Fidelity Inflation-Protected Bond Index Central Fund	$ 105	$ 0	$ 131	$ 105

Fidelity Investment Grade Bond Central Fund	$ 3,236	$ 0	$ 4,048	$ 3,236

Fidelity Mortgage Backed Securities Central FundB	$ 4,868	$ 0	$ 6,085	$ 4,905

Fidelity Asset Manager 20%	$ 2,179	$ 0	$ 2,725	$ 2,179

Fidelity Asset Manager 30%	$ 316	$ 0	$ 395	$ 316

Fidelity Asset Manager 40%	$ 297	$ 0	$ 372	$ 297

Fidelity Asset Manager 50%C	$ 3,512	$ 0	$ 4,393	$ 3,512

Fidelity Asset Manager 60%	$ 502	$ 0	$ 628	$ 502

Fidelity Asset Manager 70%	$ 1,692	$ 0	$ 2,117	$ 1,692

Fidelity Asset Manager 85%	$ 638	$ 0	$ 798	$ 638

Fidelity Global Balanced Fund	$ 300	$ 0	$ 375	$ 300

Fidelity Series Broad Market Opportunities Fund	$ 5	$ 0	$ 6	$ 5

Government PortfolioD	$ 11,566	$ 4,276	$ 14,480	$ 11,566

Money Market PortfolioE	$ 29,112	$ 10,310	$ 36,443	$ 29,112

Prime Money Market PortfolioF	$ 16,933	$ 6,270	$ 21,202	$ 16,933

Tax-Exempt PortfolioG	$ 1,033	$ 376	$ 1,294	$ 1,033

Treasury Only Portfolio	$ 4,745	$ 1,660	$ 5,939	$ 4,745

Treasury PortfolioH	$ 6,298	$ 2,370	$ 7,884	$ 6,298

Fidelity International Enhanced Index Fund++	$ 36	$ 25	$ 45	$ 36

Fidelity Large Cap Core Enhanced Index Fund++	$ 149	$ 106	$ 186	$ 149

Fidelity Large Cap Growth Enhanced Index Fund++	$ 142	$ 101	$ 178	$ 142

Fidelity Large Cap Value Enhanced Index Fund++	$ 369	$ 266	$ 461	$ 369

Fidelity Mid Cap Enhanced Index Fund++	$ 181	$ 130	$ 227	$ 181

Fidelity Small Cap Enhanced Index Fund++	$ 183	$ 127	$ 228	$ 183

Fidelity Connecticut Municipal Income Fund	$ 194	$ 5	$ 243	$ 194
Fidelity New Jersey Municipal Income Fund	$ 263	$ 7	$ 329	$ 263

Fidelity Connecticut Municipal Money Market Fund	$ 822	$ 21	$ 1,028	$ 822
Fidelity New Jersey AMT Tax-Free Money Market Fund	$ 179	$ 4	$ 223	$ 179

Fidelity New Jersey Municipal Money Market Fund	$ 1,090	$ 29	$ 1,363	$ 1,090

Fidelity Money Market Central Fund	$ 368	$ 0	$ 461	$ 368
Fidelity VIP Investment Grade Central Fund	$ 1,839	$ 221	$ 2,300	$ 1,839
Fidelity Government Money Market Fund	$ 6,859	$ 3,098	$ 8,587	$ 6,859
Fidelity Money Market FundI	$ 1,101	$ 472	$ 1,379	$ 1,101
Fidelity Treasury Only Money Market Fund	$ 2,159	$ 934	$ 2,703	$ 2,159
Fidelity Massachusetts AMT Tax-Free Money Market Fund	$ 347	$ 66	$ 434	$ 347

Fidelity Massachusetts Municipal Income Fund	$ 925	$ 192	$ 1,157	$ 925

Fidelity Massachusetts Municipal Money Market Fund	$ 2,841	$ 574	$ 3,555	$ 2,841

Fidelity Corporate Bond ETF+	$ 4	$ 4	$ 6	$ 4
Fidelity Limited Term Bond ETF+	$ 8	$ 8	$ 10	$ 8
Fidelity Total Bond ETF+	$ 26	$ 26	$ 33	$ 26
Fidelity Conservative Income Municipal Bond Fund	$ 49	$ 9	$ 61	$ 49

Fidelity Limited Term Municipal Income Fund	$ 1,700	$ 202	$ 2,127	$ 1,700
Fidelity Michigan Municipal Income Fund	$ 242	$ 29	$ 302	$ 242
Fidelity Minnesota Municipal Income Fund	$ 219	$ 26	$ 274	$ 219

Fidelity Municipal Income Fund	$ 2,450	$ 290	$ 3,065	$ 2,450

Fidelity Ohio Municipal Income Fund	$ 250	$ 30	$ 312	$ 250
Fidelity Pennsylvania Municipal Income Fund	$ 189	$ 23	$ 237	$ 189

Fidelity Michigan Municipal Money Market Fund	$ 452	$ 51	$ 566	$ 452
Fidelity Ohio Municipal Money Market Fund	$ 568	$ 66	$ 710	$ 568
Fidelity Pennsylvania Municipal Money Market Fund	$ 331	$ 38	$ 414	$ 331

Fidelity New York Municipal Income Fund	$ 779	$ 161	$ 975	$ 779

Fidelity New York AMT Tax-Free Money Market Fund	$ 401	$ 77	$ 502	$ 401

Fidelity New York Municipal Money Market Fund	$ 2,458	$ 485	$ 3,076	$ 2,458

Fidelity Series Commodity Strategy Fund	$ 835	$ 549	$ 1,046	$ 835
Fidelity Commodity Strategy Central Fund	$ 149	$ 102	$ 186	$ 149

Fidelity Cash Central FundJ	$ 15,835	$ 7,902	$ 19,821	$ 15,835

Fidelity Municipal Cash Central Fund	$ 2,224	$ 1,091	$ 2,784	$ 2,224

Fidelity Securities Lending Cash Central FundK	$ 10,145	$ 5,364	$ 12,702	$ 10,145

Fidelity Tax-Free Cash Central Fund	$ 388	$ 211	$ 486	$ 388

Fidelity Advisor Multi-Asset Income Fund+	$ 9	$ 9	$ 11	$ 9

Fidelity Global Bond Fund	$ 27	$ 3	$ 34	$ 27

Fidelity Intermediate Municipal Income Fund	$ 2,144	$ 264	$ 2,682	$ 2,144
Fidelity International Bond Fund	$ 30	$ 3	$ 37	$ 30
Fidelity Strategic Income Fund	$ 3,804	$ 442	$ 4,759	$ 3,804

Fidelity Arizona Municipal Income Fund	$ 63	$ 0	$ 79	$ 64

Fidelity Maryland Municipal Income Fund	$ 86	$ 0	$ 107	$ 86

Fidelity Arizona Municipal Money Market Fund	$ 180	$ 0	$ 225	$ 181

Fidelity Municipal Money Market FundL	$ 12,846	$ 0	$ 16,068	$ 12,923

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 398,000	$ 46,361	$ 498,000	$ 398,000
AGGREGATE COMPENSATION FROM A FUND	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles
Fidelity Limited Term Government Fund	$ 166	$ 166	$ 178	$ 187

Strategic Advisers Multi-Manager Income Fund	$ 0	$ 0	$ 0	$ 1

Strategic Advisers Multi-Manager 2005 Fund	$ 0	$ 0	$ 0	$ 0

Strategic Advisers Multi-Manager 2010 Fund	$ 0	$ 0	$ 0	$ 0

Strategic Advisers Multi-Manager 2015 Fund	$ 1	$ 1	$ 1	$ 1

Strategic Advisers Multi-Manager 2020 Fund	$ 1	$ 1	$ 1	$ 1

Strategic Advisers Multi-Manager 2025 Fund	$ 0	$ 0	$ 0	$ 0

Strategic Advisers Multi-Manager 2030 Fund	$ 1	$ 1	$ 1	$ 1

Strategic Advisers Multi-Manager 2035 Fund	$ 0	$ 0	$ 0	$ 0

Strategic Advisers Multi-Manager 2040 Fund	$ 0	$ 0	$ 0	$ 0

Strategic Advisers Multi-Manager 2045 Fund	$ 0	$ 0	$ 0	$ 0

Strategic Advisers Multi-Manager 2050 Fund	$ 0	$ 0	$ 0	$ 0

Strategic Advisers Multi-Manager 2055 Fund	$ 0	$ 0	$ 0	$ 0

Strategic Advisers Multi-Manager 2060 Fund+	$ 0	$ 0	$ 0	$ 0

Fidelity California Limited Term Tax-Free Bond Fund	$ 332	$ 332	$ 357	$ 373

Fidelity California Municipal Income Fund	$ 807	$ 807	$ 868	$ 908

Fidelity California AMT Tax-Free Money Market Fund	$ 374	$ 374	$ 402	$ 421

Fidelity California Municipal Money Market Fund	$ 3,031	$ 3,031	$ 3,258	$ 3,410

Fidelity Inflation-Protected Bond Index Central Fund	$ 105	$ 105	$ 113	$ 118

Fidelity Investment Grade Bond Central Fund	$ 3,236	$ 3,236	$ 3,480	$ 3,642

Fidelity Mortgage Backed Securities Central FundB	$ 4,868	$ 4,868	$ 5,270	$ 5,514
Fidelity Asset Manager 20%	$ 2,179	$ 2,179	$ 2,343	$ 2,452
Fidelity Asset Manager 30%	$ 316	$ 316	$ 340	$ 356
Fidelity Asset Manager 40%	$ 297	$ 297	$ 319	$ 334
Fidelity Asset Manager 50%C	$ 3,512	$ 3,512	$ 3,776	$ 3,953
Fidelity Asset Manager 60%	$ 502	$ 502	$ 540	$ 565
Fidelity Asset Manager 70%	$ 1,692	$ 1,692	$ 1,820	$ 1,905
Fidelity Asset Manager 85%	$ 638	$ 638	$ 686	$ 718
Fidelity Global Balanced Fund	$ 300	$ 300	$ 322	$ 337

Fidelity Series Broad Market Opportunities Fund	$ 5	$ 5	$ 5	$ 6

Government PortfolioD	$ 11,566	$ 11,566	$ 12,440	$ 12,979

Money Market PortfolioE	$ 29,112	$ 29,112	$ 31,311	$ 32,673

Prime Money Market PortfolioF	$ 16,933	$ 16,933	$ 18,214	$ 19,000

Tax-Exempt PortfolioG	$ 1,033	$ 1,033	$ 1,111	$ 1,160

Treasury Only Portfolio	$ 4,745	$ 4,745	$ 5,103	$ 5,324

Treasury PortfolioH	$ 6,298	$ 6,298	$ 6,774	$ 7,065

Fidelity International Enhanced Index Fund++	$ 36	$ 36	$ 39	$ 41

Fidelity Large Cap Core Enhanced Index Fund++	$ 149	$ 149	$ 160	$ 167

Fidelity Large Cap Growth Enhanced Index Fund++	$ 142	$ 142	$ 153	$ 160

Fidelity Large Cap Value Enhanced Index Fund++	$ 369	$ 369	$ 397	$ 415

Fidelity Mid Cap Enhanced Index Fund++	$ 181	$ 181	$ 195	$ 204

Fidelity Small Cap Enhanced Index Fund++	$ 183	$ 183	$ 197	$ 206

Fidelity Connecticut Municipal Income Fund	$ 194	$ 194	$ 208	$ 218
Fidelity New Jersey Municipal Income Fund	$ 263	$ 263	$ 283	$ 296
Fidelity Connecticut Municipal Money Market Fund	$ 822	$ 822	$ 884	$ 925
Fidelity New Jersey AMT Tax-Free Money Market Fund	$ 179	$ 179	$ 192	$ 201
Fidelity New Jersey Municipal Money Market Fund	$ 1,090	$ 1,090	$ 1,172	$ 1,227
Fidelity Money Market Central Fund	$ 368	$ 368	$ 396	$ 414
Fidelity VIP Investment Grade Central Fund	$ 1,839	$ 1,839	$ 1,977	$ 2,069
Fidelity Government Money Market Fund	$ 6,859	$ 6,859	$ 7,377	$ 7,696
Fidelity Money Market FundI	$ 1,101	$ 1,101	$ 1,184	$ 1,236
Fidelity Treasury Only Money Market Fund	$ 2,159	$ 2,159	$ 2,322	$ 2,423
Fidelity Massachusetts AMT Tax-Free Money Market Fund	$ 347	$ 347	$ 373	$ 391

Fidelity Massachusetts Municipal Income Fund	$ 925	$ 925	$ 994	$ 1,041

Fidelity Massachusetts Municipal Money Market Fund	$ 2,841	$ 2,841	$ 3,055	$ 3,198

Fidelity Corporate Bond ETF+	$ 4	$ 4	$ 5	$ 5
Fidelity Limited Term Bond ETF+	$ 8	$ 8	$ 9	$ 9
Fidelity Total Bond ETF+	$ 26	$ 26	$ 28	$ 30
Fidelity Conservative Income Municipal Bond Fund	$ 49	$ 49	$ 53	$ 55
Fidelity Limited Term Municipal Income Fund	$ 1,700	$ 1,700	$ 1,828	$ 1,914
Fidelity Michigan Municipal Income Fund	$ 242	$ 242	$ 260	$ 272
Fidelity Minnesota Municipal Income Fund	$ 219	$ 219	$ 235	$ 246

Fidelity Municipal Income Fund	$ 2,450	$ 2,450	$ 2,634	$ 2,757

Fidelity Ohio Municipal Income Fund	$ 250	$ 250	$ 268	$ 281
Fidelity Pennsylvania Municipal Income Fund	$ 189	$ 189	$ 203	$ 213

Fidelity Michigan Municipal Money Market Fund	$ 452	$ 452	$ 486	$ 509
Fidelity Ohio Municipal Money Market Fund	$ 568	$ 568	$ 610	$ 639
Fidelity Pennsylvania Municipal Money Market Fund	$ 331	$ 331	$ 356	$ 373

Fidelity New York Municipal Income Fund	$ 779	$ 779	$ 838	$ 877

Fidelity New York AMT Tax-Free Money Market Fund	$ 401	$ 401	$ 431	$ 451

Fidelity New York Municipal Money Market Fund	$ 2,458	$ 2,458	$ 2,644	$ 2,767

Fidelity Series Commodity Strategy Fund	$ 835	$ 835	$ 898	$ 938
Fidelity Commodity Strategy Central Fund	$ 149	$ 149	$ 160	$ 167

Fidelity Cash Central FundJ	$ 15,835	$ 15,835	$ 17,031	$ 17,771
Fidelity Municipal Cash Central Fund	$ 2,224	$ 2,224	$ 2,392	$ 2,497
Fidelity Securities Lending Cash Central FundK	$ 10,145	$ 10,145	$ 10,912	$ 11,386
Fidelity Tax-Free Cash Central Fund	$ 388	$ 388	$ 417	$ 435
Fidelity Advisor Multi-Asset Income Fund+	$ 9	$ 9	$ 9	$ 10

Fidelity Global Bond Fund	$ 27	$ 27	$ 29	$ 30

Fidelity Intermediate Municipal Income Fund	$ 2,144	$ 2,144	$ 2,305	$ 2,413
Fidelity International Bond Fund	$ 30	$ 30	$ 32	$ 34
Fidelity Strategic Income Fund	$ 3,804	$ 3,804	$ 4,090	$ 4,281

Fidelity Arizona Municipal Income Fund	$ 63	$ 63	$ 68	$ 72

Fidelity Maryland Municipal Income Fund	$ 86	$ 86	$ 93	$ 97

Fidelity Arizona Municipal Money Market Fund	$ 180	$ 180	$ 194	$ 203

Fidelity Municipal Money Market FundL	$ 12,846	$ 12,846	$ 13,889	$ 14,534
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 398,000	$ 398,000	$ 428,000	$ 448,000

1 Abigail P. Johnson and Geoffrey A. von Kuhn are interested persons and are compensated by Fidelity.

2 Effective November 20, 2014, Mr. Engler serves as a Trustee or Member of the Advisory Board of the trusts noted in Appendix H.

+ Estimated for the fund's first full year.

++ Estimated for the fund's first full year of oversight by this Board of Trustees.

A Reflects compensation received for the calendar year ended December 31, 2014 for 233 funds of 32 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Robert F. Gartland, $180,000; and Michael E. Kenneally, $120,000.

B Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $3,961; and Michael E. Kenneally, $2,641.

C Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $2,871 and Michael E. Kenneally, $1,914.

D Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $9,622 and Micheal E. Kenneally, $6,415.

E Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $24,193 and Micheal E. Kenneally, $16,129.

F Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $14,094 and Micheal E. Kenneally, $9,396.

G Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $859 and Micheal E. Kenneally, $573.

H Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $5,240 and Micheal E. Kenneally, $3,493.

I Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: John Engler, $308; Robert F. Gartland, $918; and Michael E. Kenneally, $612.

J Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: John M. Engler, $5,306; Robert F. Gartland, $13,241; and Michael E. Kenneally, $8,827.

K Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: John M. Engler, $3,658; Robert F. Gartland, $8,500; and Michael E. Kenneally, $5,667.

L Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $10,485; and Michael E. Kenneally, $6,990.

APPENDIX L

Fees billed by PwC or Deloitte Entities in each of the last two fiscal years for services rendered to each fund are shown in the table below. Appendix B identifies the independent registered public accounting firm for each fund.

November 30, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Limited Term Government Fund	$ 58,000	--	$ 3,400	$ 1,800
November 30, 2013A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Limited Term Government Fund	$ 59,000	--	$ 3,300	$ 1,600
March 31, 2015A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Multi-Manager 2005 Fund	$ 20,000	--	$ 4,700	$ 600
Strategic Advisers Multi-Manager 2010 Fund	$ 20,000	--	$ 4,700	$ 600
Strategic Advisers Multi-Manager 2015 Fund	$ 20,000	--	$ 4,700	$ 600
Strategic Advisers Multi-Manager 2020 Fund	$ 20,000	--	$ 4,700	$ 600
Strategic Advisers Multi-Manager 2025 Fund	$ 20,000	--	$ 4,700	$ 600
Strategic Advisers Multi-Manager 2030 Fund	$ 20,000	--	$ 4,700	$ 600
Strategic Advisers Multi-Manager 2035 Fund	$ 20,000	--	$ 4,700	$ 600
Strategic Advisers Multi-Manager 2040 Fund	$ 20,000	--	$ 4,700	$ 600
Strategic Advisers Multi-Manager 2045 Fund	$ 20,000	--	$ 4,700	$ 600
Strategic Advisers Multi-Manager 2050 Fund	$ 20,000	--	$ 4,700	$ 600
Strategic Advisers Multi-Manager 2055 Fund	$ 20,000	--	$ 4,700	$ 600
Strategic Advisers Multi-Manager 2060 Fund[1]	$ 14,000	--	$ 4,700	$ 400
Strategic Advisers Multi-Manager Income Fund	$ 20,000	--	$ 4,700	$ 600
March 31, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Multi-Manager 2005 Fund	$ 19,000	--	$ 4,700	$ 500
Strategic Advisers Multi-Manager 2010 Fund	$ 19,000	--	$ 4,700	$ 500
Strategic Advisers Multi-Manager 2015 Fund	$ 19,000	--	$ 4,700	$ 500
Strategic Advisers Multi-Manager 2020 Fund	$ 19,000	--	$ 4,700	$ 500
Strategic Advisers Multi-Manager 2025 Fund	$ 19,000	--	$ 4,700	$ 500
Strategic Advisers Multi-Manager 2030 Fund	$ 19,000	--	$ 4,700	$ 500
Strategic Advisers Multi-Manager 2035 Fund	$ 19,000	--	$ 4,700	$ 500
Strategic Advisers Multi-Manager 2040 Fund	$ 19,000	--	$ 4,700	$ 500
Strategic Advisers Multi-Manager 2045 Fund	$ 19,000	--	$ 4,700	$ 500
Strategic Advisers Multi-Manager 2050 Fund	$ 19,000	--	$ 4,700	$ 500
Strategic Advisers Multi-Manager 2055 Fund	$ 19,000	--	$ 4,700	$ 500
Strategic Advisers Multi-Manager 2060 Fund[1]	--	--	--	--
Strategic Advisers Multi-Manager Income Fund	$ 19,000	--	$ 4,700	$ 500
February 28, 2015A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Limited Term Tax-Free Bond Fund	$ 53,000	--	$ 2,400	$ 2,000
Fidelity California Municipal Income Fund	$ 49,000	--	$ 2,400	$ 2,400
Fidelity California AMT Tax-Free Money Market Fund	$ 38,000	--	$ 2,200	$ 2,100
Fidelity California Municipal Money Market Fund	$ 38,000	--	$ 2,200	$ 4,100
February 28, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Limited Term Tax-Free Bond Fund	$ 54,000	--	$ 2,300	$ 1,700
Fidelity California Municipal Income Fund	$ 50,000	--	$ 2,300	$ 2,100
Fidelity California AMT Tax-Free Money Market Fund	$ 39,000	--	$ 2,100	$ 1,800
Fidelity California Municipal Money Market Fund	$ 40,000	--	$ 2,100	$ 3,800
September 30, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Inflation-Protected Bond Index Central Fund	$ 47,000	--	$ 7,300	$ 600
Fidelity Investment Grade Bond Central Fund	$ 161,000	--	$ 8,700	$ 600
Fidelity Asset Manager 20%	$ 23,000	--	$ 4,700	$ 600
Fidelity Asset Manager 30%	$ 23,000	--	$ 4,700	$ 600
Fidelity Asset Manager 40%	$ 23,000	--	$ 4,700	$ 600
Fidelity Asset Manager 50%	$ 23,000	--	$ 4,700	$ 600
Fidelity Asset Manager 60%	$ 23,000	--	$ 4,700	$ 600
Fidelity Asset Manager 70%	$ 23,000	--	$ 4,700	$ 600
Fidelity Asset Manager 85%	$ 23,000	--	$ 4,700	$ 600
Fidelity Series Broad Market Opportunities Fund	$ 25,000	--	$ 4,700	--
September 30, 2013A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Inflation-Protected Bond Index Central Fund	$ 48,000	--	$ 7,300	$ 500
Fidelity Investment Grade Bond Central Fund	$ 163,000	--	$ 8,700	$ 500
Fidelity Asset Manager 20%	$ 23,000	--	$ 4,700	$ 500
Fidelity Asset Manager 30%	$ 23,000	--	$ 4,700	$ 500
Fidelity Asset Manager 40%	$ 23,000	--	$ 4,700	$ 500
Fidelity Asset Manager 50%	$ 23,000	--	$ 4,700	$ 500
Fidelity Asset Manager 60%	$ 23,000	--	$ 4,700	$ 500
Fidelity Asset Manager 70%	$ 23,000	--	$ 4,700	$ 500
Fidelity Asset Manager 85%	$ 23,000	--	$ 4,700	$ 500
Fidelity Series Broad Market Opportunities Fund	$ 25,000	--	$ 4,600	--
August 31, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Mortgage Backed Securities Central Fund	$ 174,000	--	$ 26,600	--
August 31, 2013A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Mortgage Backed Securities Central Fund	$ 186,000	--	$ 26,500	--
October 31, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Global Balanced Fund	$ 70,000	--	$ 5,700	$ 1,900
October 31, 2013A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Global Balanced Fund	$ 70,000	--	$ 5,400	$ 1,700
March 31, 2015A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Government Portfolio	$ 31,000	--	$ 5,000	$ 4,400
Money Market Portfolio	$ 30,000	--	$ 5,000	$ 4,400
Prime Money Market Portfolio	$ 30,000	--	$ 5,000	$ 4,800
Tax-Exempt Portfolio	$ 25,000	--	$ 5,000	$ 1,100
Treasury Only Portfolio	$ 26,000	--	$ 5,000	$ 2,900
Treasury Portfolio	$ 26,000	--	$ 5,000	$ 3,700
March 31, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Government Portfolio	$ 25,000	--	$ 4,700	$ 3,500
Money Market Portfolio	$ 25,000	--	$ 4,700	$ 3,400
Prime Money Market Portfolio	$ 25,000	--	$ 4,700	$ 3,500
Tax-Exempt Portfolio	$ 25,000	--	$ 4,700	$ 1,000
Treasury Only Portfolio	$ 25,000	--	$ 4,700	$ 2,800
Treasury Portfolio	$ 25,000	--	$ 4,700	$ 3,300
February 28, 2015A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$ 45,000	--	$ 6,400	$ 2,100
Fidelity Large Cap Core Enhanced Index Fund	$ 45,000	--	$ 8,200	$ 2,200
Fidelity Large Cap Growth Enhanced Index Fund	$ 45,000	--	$ 3,600	$ 2,200
Fidelity Large Cap Value Enhanced Index Fund	$ 45,000	--	$ 3,600	$ 2,300
Fidelity Mid Cap Enhanced Index Fund	$ 45,000	--	$ 4,700	$ 2,200
Fidelity Small Cap Enhanced Index Fund	$ 45,000	--	$ 3,600	$ 2,300
February 28, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$ 43,000	--	$ 4,000	$ 1,400
Fidelity Large Cap Core Enhanced Index Fund	$ 43,000	--	$ 4,000	$ 1,400
Fidelity Large Cap Growth Enhanced Index Fund	$ 43,000	--	$ 4,000	$ 1,400
Fidelity Large Cap Value Enhanced Index Fund	$ 43,000	--	$ 4,000	$ 1,400
Fidelity Mid Cap Enhanced Index Fund	$ 43,000	--	$ 4,000	$ 1,400
Fidelity Small Cap Enhanced Index Fund	$ 43,000	--	$ 4,000	$ 1,400
November 30, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Connecticut Municipal Income Fund	$ 48,000	--	$ 2,400	$ 1,800
Fidelity New Jersey Municipal Income Fund	$ 45,000	--	$ 2,400	$ 1,900
Fidelity Connecticut Municipal Money Market Fund	$ 35,000	--	$ 2,200	$ 2,300
Fidelity New Jersey AMT Tax-Free Money Market Fund	$ 39,000	--	$ 2,200	$ 1,800
Fidelity New Jersey Municipal Money Market Fund	$ 35,000	--	$ 2,200	$ 2,500
November 30, 2013A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Connecticut Municipal Income Fund	$ 50,000	--	$ 2,300	$ 1,700
Fidelity New Jersey Municipal Income Fund	$ 46,000	--	$ 2,300	$ 1,700
Fidelity Connecticut Municipal Money Market Fund	$ 36,000	--	$ 2,100	$ 2,200
Fidelity New Jersey AMT Tax-Free Money Market Fund	$ 39,000	--	$ 2,100	$ 1,700
Fidelity New Jersey Municipal Money Market Fund	$ 36,000	--	$ 2,100	$ 2,400
September 30, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Money Market Central Fund	$ 31,000	--	$ 4,700	$ 600
September 30, 2013A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Money Market Central Fund	$ 33,000	--	$ 4,700	$ 500
December 31, 2014A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
VIP Investment Grade Central Fund	$ 192,000	--	$ 6,700	$ 600
December 31, 2013A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Investment Grade Central Fund	$ 194,000	--	$ 6,400	$ 500
April 30, 2015A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Government Money Market Fund	$ 51,000	--	$ 2,200	$ 7,000
Fidelity Money Market Fund	$ 40,000	--	$ 2,200	$ 2,400
Fidelity Treasury Only Money Market Fund	$ 28,000	--	$ 2,200	$ 3,300
April 30, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Government Money Market Fund	$ 52,000	--	$ 2,100	$ 6,500
Fidelity Money Market Fund	$ 41,000	--	$ 2,100	$ 2,500
Fidelity Treasury Only Money Market Fund	$ 44,000	--	$ 2,100	$ 3,500
January 31, 2015A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Massachusetts AMT Tax-Free Money Market Fund	$ 24,000	--	$ 5,000	$ 800
Fidelity Massachusetts Municipal Income Fund	$ 42,000	--	$ 5,000	$ 1,100
Fidelity Massachusetts Municipal Money Market Fund	$ 24,000	--	$ 5,000	$ 2,000
January 31, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Massachusetts AMT Tax-Free Money Market Fund	$ 24,000	--	$ 4,700	$ 700
Fidelity Massachusetts Municipal Income Fund	$ 41,000	--	$ 4,700	$ 1,000
Fidelity Massachusetts Municipal Money Market Fund	$ 24,000	--	$ 4,700	$ 1,700
August 31, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond ETF[2]	--	--	--	--
Fidelity Limited Term Bond ETF[2]	--	--	--	--
Fidelity Total Bond ETF[2]	--	--	--	--
August 31, 2013A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond ETF[2]	--	--	--	--
Fidelity Limited Term Bond ETF[2]	--	--	--	--
Fidelity Total Bond ETF[2]	--	--	--	--
December 31, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$ 40,000	--	$ 2,400	$ 1,700
Fidelity Limited Term Municipal Income Fund	$ 49,000	--	$ 2,400	$ 3,000
Fidelity Michigan Municipal Income Fund	$ 47,000	--	$ 2,400	$ 1,900
Fidelity Minnesota Municipal Income Fund	$ 46,000	--	$ 2,400	$ 1,900
Fidelity Municipal Income Fund	$ 65,000	--	$ 2,400	$ 3,600
Fidelity Ohio Municipal Income Fund	$ 47,000	--	$ 2,400	$ 1,900
Fidelity Pennsylvania Municipal Income Fund	$ 46,000	--	$ 2,400	$ 1,800
Fidelity Michigan Municipal Money Market Fund	$ 33,000	--	$ 2,200	$ 2,000
Fidelity Ohio Municipal Money Market Fund	$ 33,000	--	$ 2,200	$ 2,100
Fidelity Pennsylvania Municipal Money Market Fund	$ 33,000	--	$ 2,200	$ 2,000
December 31, 2013A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund[3]	$ 33,000	--	$ 2,300	$ 200
Fidelity Limited Term Municipal Income Fund	$ 50,000	--	$ 2,300	$ 3,000
Fidelity Michigan Municipal Income Fund	$ 47,000	--	$ 2,300	$ 1,700
Fidelity Minnesota Municipal Income Fund	$ 47,000	--	$ 2,300	$ 1,700
Fidelity Municipal Income Fund	$ 67,000	--	$ 2,300	$ 3,800
Fidelity Ohio Municipal Income Fund	$ 47,000	--	$ 2,300	$ 1,700
Fidelity Pennsylvania Municipal Income Fund	$ 47,000	--	$ 2,300	$ 1,600
Fidelity Michigan Municipal Money Market Fund	$ 33,000	--	$ 2,100	$ 1,800
Fidelity Ohio Municipal Money Market Fund	$ 33,000	--	$ 2,100	$ 1,900
Fidelity Pennsylvania Municipal Money Market Fund	$ 33,000	--	$ 2,100	$ 1,800
January 31, 2015A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity New York Municipal Income Fund	$ 44,000	--	$ 5,000	$ 1,000
Fidelity New York AMT Tax-Free Money Market Fund	$ 24,000	--	$ 5,000	$ 800
Fidelity New York Municipal Money Market Fund	$ 25,000	--	$ 5,000	$ 1,800
January 31, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity New York Municipal Income Fund	$ 43,000	--	$ 4,700	$ 900
Fidelity New York AMT Tax-Free Money Market Fund	$ 24,000	--	$ 4,700	$ 700
Fidelity New York Municipal Money Market Fund	$ 24,000	--	$ 4,700	$ 1,600
July 31, 2015A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Commodity Strategy Fund	$ 107,000	--	$ 6,800	$ 1,400
Fidelity Commodity Strategy Central Fund	$ 71,000	--	$ 6,800	$ 200
July 31, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Commodity Strategy Fund	$ 112,000	--	$ 6,500	$ 4,100
Fidelity Commodity Strategy Central Fund	$ 71,000	--	$ 6,500	--
May 31, 2015A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Cash Central Fund	$ 39,000	--	$ 2,200	$ 200
Fidelity Municipal Cash Central Fund	$ 33,000	--	$ 2,200	$ 200
Fidelity Securities Lending Cash Central Fund	$ 39,000	--	$ 2,200	$ 200
Fidelity Tax-Free Cash Central Fund	$ 26,000	--	$ 5,000	$ 600
May 31, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Cash Central Fund	$ 39,000	--	$ 2,100	--
Fidelity Municipal Cash Central Fund	$ 33,000	--	$ 2,100	--
Fidelity Securities Lending Cash Central Fund	$ 39,000	--	$ 2,100	--
Fidelity Tax-Free Cash Central Fund	$ 25,000	--	$ 4,700	$ 600
December 31, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Multi-Asset Income Fund[4]	--	--	--	--
Fidelity Global Bond Fund	$ 137,000	--	$ 4,900	$ 1,500
Fidelity Intermediate Municipal Income Fund	$ 55,000	--	$ 2,400	$ 3,300
Fidelity International Bond Fund	$ 137,000	--	$ 4,900	$ 1,500
Fidelity Strategic Income Fund	$ 162,000	--	$ 4,700	$ 4,600
December 31, 2013A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Multi-Asset Income Fund[4]	--	--	--	--
Fidelity Global Bond Fund	$ 128,000	--	$ 4,800	--
Fidelity Intermediate Municipal Income Fund	$ 56,000	--	$ 2,300	$ 3,300
Fidelity International Bond Fund	$ 128,000	--	$ 4,800	--
Fidelity Strategic Income Fund	$ 175,000	--	$ 4,600	$ 5,100
August 31, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Arizona Municipal Income Fund	$ 48,000	--	$ 2,400	$ 1,700
Fidelity Maryland Municipal Income Fund	$ 48,000	--	$ 2,400	$ 1,700
Fidelity Arizona Municipal Money Market Fund	$ 33,000	--	$ 2,200	$ 1,800
Fidelity Municipal Money Market Fund	$ 59,000	--	$ 2,200	$ 9,400
August 31, 2013A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Arizona Municipal Income Fund	$ 48,000	--	$ 2,300	$ 1,600
Fidelity Maryland Municipal Income Fund	$ 48,000	--	$ 2,300	$ 1,600
Fidelity Arizona Municipal Money Market Fund	$ 33,000	--	$ 2,100	$ 1,600
Fidelity Municipal Money Market Fund	$ 61,000	--	$ 2,100	$ 9,300

A Amounts may reflect rounding.

1 Strategic Advisers Multi-Manager 2060 Fund commenced operations on August 5, 2014.

2 Fidelity Corporate Bond ETF, Fidelity Limited Term ETF, and Fidelity Total Bond ETF commenced operations on October 6, 2014.

3 Fidelity Conservative Income Municipal Bond Fund commenced operations on October 15, 2013.

4 Fidelity Advisor Multi-Asset Income Fund commenced operations on September 9, 2015.

"Audit Fees" represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

"All Other Fees" represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX M

Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

March 31, 2015 feesA,B	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	--	--	$ 220,000
March 31, 2014 feesA,B	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$ 765,000	--	$ 700,000
February 28, 2015 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 5,900,000	--	--
February 28, 2014 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 4,970,000	--	$ 50,000
August 31, 2014 feesA,D	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 4,935,000	--	$ 20,000
August 31, 2013 feesA,D	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 5,335,000	--	$ 30,000
October 31, 2014 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 4,430,000	--	--
October 31, 2013 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 5,395,000	--	$ 50,000
December 31, 2014 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 5,950,000	--	--
Deloitte Entities	--	--	$ 650,000
December 31, 2013 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 4,920,000	--	$ 50,000
Deloitte EntitiesC	$ 765,000	--	$ 795,000
November 30, 2014 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 5,185,000	--	--
November 31, 2013 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 4,860,000	--	$ 50,000
September 30, 2014 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 3,430,000	--	--
Deloitte Entities	$ 150,000	--	$ 745,000
September 30, 2013 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 6,910,000	--	$ 50,000
Deloitte Entities	$ 1,115,000	--	$ 705,000
April 30, 2015 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 5,900,000	--	--
April 30, 2014 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 4,970,000	--	$ 50,000
July 31, 2015 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 4,540,000	--	--
July 31, 2014 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 5,975,000	$ 50,000	--
January 31, 2015 feesA	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	--	--	$ 650,000
January 31, 2014 feesA	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$ 765,000	--	$ 795,000
May 31, 2015 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 5,900,000	--	--
Deloitte Entities	--	--	$ 220,000
May 31, 2014 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 4,970,000	--	$ 50,000
Deloitte Entities	$ 560,000	--	$ 695,000

A Amounts may reflect rounding.

B May include amounts billed prior to Strategic Advisers Multi-Manager 2060 Fund's commencement of operations.

C May include amounts billed prior to Fidelity Conservative Income Municipal Bond Fund's commencement of operations.

D May include amounts billed prior to Fidelity AMT Tax-Free Money Fund's merger on May 15, 2015.

"Audit Fees" represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

"All Other Fees" represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX N

Aggregate non-audit fees billed by PwC or Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

Trust/Firm	Fiscal Year EndA	Aggregate Non-Audit Fees
Fidelity Advisor Series IV

PwC	November 30, 2014	$ 6,485,000
PwC	November 30, 2013	$ 5,445,000
Fidelity Boylston Street Trust

Deloitte Entities	March 31, 2015	$ 1,435,000B
Deloitte Entities	March 31, 2014	$ 1,565,000B
Fidelity California Municipal Trust and Fidelity California Municipal Trust II

PwC	February 28, 2015	$ 8,110,000
PwC	February 28, 2014	$ 5,495,000
Fidelity Central Investment Portfolios II LLC

PwC	August 31, 2014	$ 6,090,000
PwC	August 31, 2013	$ 6,205,000
Fidelity Central Investment Portfolios II LLC

Deloitte Entities	September 30, 2014	$ 1,975,000
Deloitte Entities	September 30, 2013	$ 1,945,000
Fidelity Charles Street Trust

PwC	September 30, 2014	$ 4,645,000
PwC	September 30, 2013	$ 7,770,000
Fidelity Charles Street Trust

Deloitte Entities	September 30, 2014	$ 1,995,000
Deloitte Entities	September 30, 2013	$ 1,965,000
Fidelity Charles Street Trust

PwC	October 31, 2014	$ 5,650,000
PwC	October 31, 2013	$ 6,300,000
Fidelity Colchester Street Trust

Deloitte Entities	March 31, 2015	$ 1,415,000
Deloitte Entities	March 31, 2014	$ 1,550,000
Fidelity Commonwealth Trust II

PwC	February 28, 2015	$ 8,145,000
PwC	February 28, 2014	$ 5,515,000
Fidelity Court Street Trust

PwC	November 30, 2014	$ 6,490,000
PwC	November 30, 2013	$ 5,450,000
Fidelity Court Street Trust II

PwC	November 30, 2014	$ 6,495,000
PwC	November 30, 2013	$ 5,455,000
Fidelity Garrison Street Trust

Deloitte Entities	September 30, 2014	$ 1,965,000
Deloitte Entities	September 30, 2013	$ 1,935,000
Fidelity Garrison Street Trust

Deloitte Entities	December 31, 2014	$ 1,810,000
Deloitte Entities	December 31, 2013	$ 1,685,000
Fidelity Hereford Street Trust

PwC	April 30, 2015	$ 8,085,000
PwC	April 30, 2014	$ 5,555,000
Fidelity Massachusetts Municipal Trust

Deloitte Entities	January 31, 2015	$ 1,820,000
Deloitte Entities	January 31, 2014	$ 1,705,000
Fidelity Municipal Trust

PwC	December 31, 2014	$ 8,135,000
PwC	December 31, 2013	$ 5,550,000
Fidelity Municipal Trust II

PwC	December 31, 2014	$ 8,115,000
PwC	December 31, 2013	$ 5,530,000
Fidelity New York Municipal Trust

Deloitte Entities	January 31, 2015	$ 1,805,000
Deloitte Entities	January 31, 2014	$ 1,690,000
Fidelity New York Municipal Trust II

Deloitte Entities	January 31, 2015	$ 1,815,000
Deloitte Entities	January 31, 2014	$ 1,695,000
Fidelity Oxford Street Trust

PwC	July 31, 2015	$ 5,940,000
PwC	July 31, 2014	$ 7,195,000
Fidelity Oxford Street Trust II

PwC	July 31, 2015	$ 5,935,000
PwC	July 31, 2014	$ 7,190,000
Fidelity Revere Street Trust

PwC	May 31, 2015	$ 8,075,000
PwC	May 31, 2014	$ 5,540,000
Deloitte Entities	May 31, 2015	$ 1,310,000
Deloitte Entities	May 31, 2014	$ 1,375,000
Fidelity School Street Trust

PwC	December 31, 2014	$ 8,130,000
PwC	December 31, 2013	$ 5,545,000
Fidelity Union Street Trust

PwC	August 31, 2014	$ 6,075,000
PwC	August 31, 2013	$ 6,190,000
Fidelity Union Street Trust II

PwC	August 31, 2014	$ 6,085,000C
PwC	August 31, 2013	$ 6,200,000C

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to Strategic Advisers Multi-Manager 2060 Fund's commencement of operations.

C May include amounts billed prior to Fidelity AMT Tax-Free Money Fund's merger on May 15, 2015.

Fidelity, Strategic Advisers, Fidelity Investments & Pyramid Design, Fidelity Advisor, Fidelity Freedom K, and VIP FundsManager are registered service marks of FMR LLC. © 2015 FMR LLC. All rights reserved.

The third party marks appearing above are the marks of their respective owners.

1.9866312.100 MEGA27A_2015-PXS-0915

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Please refer to the Proxy Statement discussion of this matter.
IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To elect a Board of Trustees.

(01) Elizabeth S. Acton	(06) Arthur E. Johnson
(02) John Engler	(07) Michael E. Kenneally
(03) Albert R. Gamper, Jr.	(08) James H. Keyes
(04) Robert F. Gartland	(09) Marie L. Knowles
(05) Abigail P. Johnson	(10) Geoffrey A. von Kuhn

☐ FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT

____

To withhold authority to vote for any individual nominee(s) mark "For All Except" and write the name(s) of the nominee(s) on the line above.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) ***(Sign in the Box)***

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Fixed Income-PXC-0915-gf

Signature (PLEASE SIGN WITHIN BOX) Date

Signature (Joint Owners) Date

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, John Engler, and Jason P. Pogorelec, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at One Spartan Way, Merrimack, NH 03054, on November 18, 2015 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Fixed Income-11/2015-gf

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds' Shareholder Meeting

Important proxy material is available for your review

Dear Investor,

Thank you for having elected to receive Fidelity proxy materials and voting instructions via the internet. This email notification contains information specific to proxy materials that are available for the Fidelity fund maintained in your account and identified below. Please read the instructions carefully before proceeding.

Important notice regarding the availability of proxy materials for the shareholder meeting.

[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

[Adjourned meeting date: Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

For shareholders as of: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

How to vote

To vote through the internet, click on the link below and follow the on-line instructions.

Proxy voting (this is a link to the proxy voting page)

When voting you will be required to enter the CONTROL number.

[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)

CONTROL NUMBER: [#############] (there may be a line above the Control Number)
(use this number to cast your vote)

To vote by touchtone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630 ("1-" may/may not be included)] and follow the recorded instructions.

You can access these proxy materials at the following website [address(es)/address[es]]:

[Letter to Shareholders,] Notice of Meeting[,] and Proxy Statement[:]
http://www.xxxxxxx

[Prospectus (included in the case of a merger)[:]
http://www.xxxxxxx]

If your email software supports it, you can simply click on the above [link(s)/link[s]]. If not, you can type (or copy and paste) the website [address(es)/address[es]] into the address line of your web browser.

Additional information

QUESTIONS: If you have questions about viewing, saving, or printing your proxy materials, call 1-877-208-0098, Monday through Friday 8:30 a.m. - 7:00 p.m. ET.

ACROBAT READER: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download.

PAPER FORMAT: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials.

PROXY MATERIALS BY MAIL: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at www.advisor.fidelity.com.

Thank you for choosing Fidelity.

[FidelityInvestments and Pyramid Design logo]

[tree with arrow logo]	Choose eDelivery Secure. Convenient. Green. Log in or register at advisor.fidelity.com
View the Fidelity Investments and the Fidelity Funds privacy notice
628563.4.0 FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC., 100 SALEM STREET, SMITHFIELD, RI 02917

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds' Shareholder Meeting

Fidelity Investments and pyramid design logo

Notice of Availability of Important Proxy Material

Dear Investor,

Thank you for choosing to receive your shareholder documents through eDelivery.

You have elected to receive Proxy Materials via electronic means on the Internet. This email notification contains information specific to your holding in the security identified below in your Fidelity Investments (Fidelity) brokerage account. Please read the instructions carefully before proceeding.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the email will include: Adjourned meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE: (format may be bold)

You can enter your proxy vote at the link to the following third-party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)

[Trust Name]:[Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [#############]
(use this number to cast your vote via touch-tone)

To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these Proxy Materials at the following Web address(es):

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:]
http://xxxxx

[[If proxy materials are for a merger proxy the email will also include: Prospectus[:]
http://xxxxx]

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have questions, or would like to receive a paper copy of your Proxy Materials, please contact your Authorized agent/Advisor or call Fidelity at 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Fidelity Representatives are available 24 hours a day, 7 days a week.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time.

Please do not reply to this [email/e-mail] since the mailbox is not monitored. Go to Fidelity.com/contactus to send a secure [email/e-mail].

Sincerely,

Fidelity Investments

The Fidelity Investments and pyramid design logo is a registered service mark of FMR LLC.

To stop receiving email notification of the online availability of these documents and to begin receiving paper copies via U.S. mail, log on to [Fidelity.com,/Fidelity.com] and update your preferences or contact your Authorized agent/Advisor.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

624840.5.0

© 2012 FMR LLC.
All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial Services LLC

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds' Shareholder Meeting

Important proxy material is available for your review

Dear Investor,

Thank you for choosing to receive, through the electronic notification program, your shareholder reports and other documents (including proxies) for positions in your brokerage account(s) which is held at National Financial Services LLC, the clearing firm which provides clearing, custody and execution services for your brokerage account. You have elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the security identified below. Please read the instructions carefully before proceeding.

Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting [Date/date]: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)]

For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE: (format may not be in bold)

You can enter your proxy vote by clicking the "Proxy Voting" link for the third-party Internet site where you can use the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)(link may not be bold)

Because electronic [P/p]roxy [M/m]aterials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by [touch-tone/touchtone] telephone. If you vote through the Internet link, you will be required to enter the [CONTROL/control] number. For [touch-tone/touchtone], you will be required to enter the [CONTROL/control] number.

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [#############]
(use this number to cast your vote)

To vote by [touch-tone/touchtone] telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these [P/p]roxy [M/m]aterials at the following Web [address[es]/address(es)]:

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:] (format can be all caps or combination of upper and lower case letters)
http://www.xxxxxxx

[Included if merger: Prospectus[:] (format can be all caps or combination of upper and lower case letters)
http://www.xxxxxxx]

If your e-mail software supports it, you can simply click on the above [link[s]/link(s)]. If not, you can type (or copy and paste) the Web [address[es]/address(es)] into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents.

If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.

Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials.

Help: Questions? Please contact your representative. (Note: Do not reply to this e-mail. Any e-mail received will not be reviewed or monitored.)

This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this e-mail message as it was automatically generated.

Account(s) carried with National Financial Services LLC, Member NYSE, SIPC.

622776.5.0

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds' Shareholder Meeting

[picture of Fidelity Investments and pyramid design logo appears]
[email template is framed by dark green border with text appearing in white or light gray areas within the frame]
Secure Login [picture of a lock appears] (hyperlink to fidelity.com log-in screen)

[Green Line with arrow logo appears] Important proxy voting material is ready for your action	Quick Links Get Assistance (hyperlink to Phone Numbers page on fidelity.com)

A Special Meeting of Shareholders for [fund name] takes place on [shareholder meeting date (format can be MM/DD/YY or Month Day, Year)]. Shareholders as of [record date (format can be MM/DD/YY or Month Day, Year)], are eligible to cast a proxy vote.

[If the original meeting has been adjourned to a new date, the email will include: Please note: This meeting has been adjourned until [new meeting date (format can be MM/DD/YY or Month Day, Year)]

You can cast your vote online or via phone (instructions below). Your Control Number, which may be required to vote, is [control number].

(picture of green computer screen appears) Log on to your Fidelity account (hyperlink to fidelity.com log-in screen) and follow the online instructions. In order to access the site, your browser must support secure transactions. (Security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar.)

(picture of green telephone handset appears) Call [insert touch-tone voting telephone number - Broadridge [1-]877-296-4941; D.F. King [1-]800-991-5630 ] and follow the recorded instructions.

Learn more about the shareholder meeting through the proxy material available online:

[hyperlink to material appears (may be multiple links based on how material is produced): [Letter to Shareholders[,]] [[Notice of Meeting/Notice of Meeting,] and [Proxy Statement]]

[for a merger, hyperlink to prospectus also appears: [Prospectus]]

If you have multiple accounts at Fidelity, you may receive multiple notifications. Please follow the specific voting instructions contained in each email in order to vote on all of your shares.

To access the document, you may need Adobe Reader software. This software is available for download at no cost (hyperlink to get.adobe.com/reader). Download time varies by Internet connection.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your proxy materials, please call 800-544-6666 and press "0" to speak to a Fidelity Representative.

If you are invested in a Fidelity Advisor fund and have technical questions about viewing, saving, or printing your proxy materials, please call 877-208-0098.

(picture of green Fidelity eDelivery logo appears) eDelivery
You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com (hyperlink to fidelity.com home page) and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents.

Contact Us - We're Here to Help 800-544-6666 | Send a secure email (hyperlink to Send a Secure Message page on fidelity.com)

Fidelity.com (hyperlink to fidelity.com home page)| Privacy Policy (hyperlink to Privacy Policy on fidelity.com) | Terms of Use (hyperlink to Terms of Use on fidelity.com)

To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus (hyperlink to Phone Numbers page on fidelity.com) to send a secure email.

Keep in mind that investing involves risk. The value of your investment will fluctuate over time and you may gain or lose money.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

674322.2

© 2014 FMR LLC

All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds' Shareholder Meeting

[Fidelity Investments pyramid design logo]

First Name Last Name plan sponsor

[Green Line and Arrow Logo]	Important proxy materials are available for your review	Quick Links Proxy Vote

Thank you for choosing eDelivery. You can now cast your proxy vote via the Internet.

This e-mail notification contains information related to the security identified below which you hold or previously held in your benefit plan(s).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting.

[Trust Name: Fund Name] (format of trust and fund names can be all caps or combination of upper and lower case letters)
Special Meeting of Shareholders

Meeting date: [Month]/[Day]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year]] (format can be MM/DD/YY or Month Day, Year)

For Shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE:

You are able to vote through the Internet or by touchtone telephone. When voting, you will be required to enter the CONTROL NUMBER below.

To vote by the Internet, click the "Proxy Vote" link below and you will be directed to a third-party Internet site. Your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Please read the instructions and proxy materials carefully before voting.

[arrow] Proxy Vote (this is a link to the proxy voting page)(link may or may not be bold)

To vote by touchtone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

CONTROL NUMBER: [#############]

The proxy materials can be found through the following [link[s]/link(s)]:

[Letter to Shareholders[,]] Notice of Meeting[,] and Proxy Statement[:] (words may or may not be bold)
http://www.xxxxxxx

[If proxy materials are for a merger proxy the email will also include: Prospectus[:]
http://www.xxxxxxx]

Adobe® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/

If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan's toll-free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan.

Privacy Policy | Terms of Use

To stop receiving e-mail notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to www.netbenefits.com/profile. Please do not respond to this e-mail.

This mailbox is not monitored and you will not receive a response.

Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210

625428.5.2

© 2014 FMR LLC All rights reserved

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

  Confirm that your e-mail account is still active.
  Make sure that your e-mail inbox is not full (over its capacity).
  If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.
  Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of

Broadridge Touch-Tone Voting Script

1-877-296-4941

Generic Greeting:
"Thank you for calling the Automated Proxy Voting Service."
Shareholder Hears:

"You must be calling from a touch-tone telephone in order to use this system and already have read the proxy statement and made your voting decisions."

"Press 1 if you are calling from a touch-tone telephone and have your proxy card in front of you."

Shareholder presses "1" and hears:

"Let's Begin."

** If shareholder does not press anything two times they will hear after each non- response: "I have not received your response. Press 1 if you are calling from a touch-tone telephone and have your proxy card in front of you."

** If the shareholder does not press anything a third time they will hear: "Please call back when you have your proxy card available. Thank you for calling. Good-bye."

Enter Control Number Script - Shareholder hears:

"Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign."

** After pressing the number 1; if shareholder does not enter a control number after one and/or two prompts, they will hear: "I have not received your response. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign."

** After pressing the number 1; if shareholder does not enter a control number after three prompts, they will hear: "Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good-bye."

Shareholder Enters Control number

Valid Control Number: (See "Voting" Script)

Invalid (Input 1 or 2 times) less than 16 digits: "Sorry your input was invalid". Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign."

Invalid (input 1 or 2 times) more than 16 digits: "Sorry your input was invalid." Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign."

Invalid control number (input 1 or 2 times): 16 digits: "Control number is invalid". Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign."

Invalid Input = (Input 3 times) less than or more than 16 digits: "Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good-bye."

Invalid 16 digit control number (Input 3 times): "Control number is invalid. Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good-bye."

If shareholder calls back and tries to record a vote after Invalid Input = 3x. The following is heard: "Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours."

Valid control number, but Shareholder has already voted: "A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See "Enter Control Number Script).

If shareholder presses 1 - shareholder is directed to the "Voting" Script

Valid control number, but Shareholder has just voted a proxy with the same proposals: "The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2."

If shareholder presses 1 - shareholder goes to "Completed Proposal Voting" Script #2

If shareholder presses 2 - shareholder goes to "Voting" Script

Voting:

"Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually."

If shareholder doesn't make a selection: the first two times the shareholder hears: "I have not received your response" followed by a repeat of "Voting" Script; Upon the third non-response the shareholder hears "We have not recorded a vote - good-bye" and the call ends

Shareholder presses:	Shareholder hears:
1	"If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3." Upon selection shareholder goes to "Nominee Vote Script"
2	Shareholder goes to "Completed Proposal Voting" Script #2
Nominee Vote Script: (Trustee election proposal)

Shareholder presses:	Shareholder hears:
1	"Proposal Voting." Goes to "Proposal Vote Script".
2	"Proposal Voting." Goes to "Proposal Vote Script".
3

"To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00."

After each election shareholder hears: "O.K. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00."

Upon entering ´00' shareholder goes to "Proposal Vote Script."

(Continued and confirmed for each nominee(s))

See Confirm Options below.

Proposal Vote Script:
Shareholder hears:

"(There are/There is)<#Proposals> (additional) proposal[s] to vote on ." Before each proposal the Shareholder will hear "We are ready to accept your vote for proposal <n>."

The selections are:

For/Against/Abstain

For/Against

For/Abstain

For/Withhold

For/Against/Withhold

For/Against/Abstain Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3."

**Based on the shareholder's selection, the prompt will confirm their choice of [for/against/abstain]

For/Against Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2."

**Based on the shareholder's selection, the prompt will confirm their choice of [for/against].

See Confirm Options below.

For/Abstain Script:

"If you are voting for this proposal, press 1. If you wish to abstain press 2."

**Based on the shareholder's selection, the prompt will confirm their choice of [for/abstain].

See Confirm Options below.

For/Withhold Script:

"If you are voting for this proposal, press 1. If you wish to withhold press 2."

**Based on the shareholder's selection, the prompt will confirm their choice of [for/withhold].

See Confirm Options below.

For/Against/Withhold Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3."

**Based on the shareholder's selection, the prompt will confirm their choice of [for/against/withhold].

See Confirm Options below.

Completed Proposal Voting:

Script 1: "You have completed Proposal Voting"

Script 2: "One moment, while I log your ballot. A vote has been recorded for control number <Control Number>."

This text will be heard following the final proposal on the voting ballot.

Confirm Options:

"Let me confirm." [If shareholder pressed 2 in the "Voting" section to not vote each item individually he/she will hear: "You have elected to vote as the Board recommends" before the vote is summarized as detailed immediately below:]

Nominee Confirmation: Proposal Confirmation:

[You have voted for all nominees]/

[You have voted to withhold all nominees]/

[You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)]

"You have voted [For/Against/to Abstain from] Proposal ##."

(Repeated as necessary)

Vote Logged	Script:
Vote is sent to mainframe

"If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3."

If shareholder presses 1: Shareholder then goes to "Vote Another?" Script.

If shareholder presses 2: they are directed to the "Voting" Section.

If shareholder presses 3: they are directed to the "Confirmation Options" Section.

Vote Another?:	Script:
Shareholder wants to/does not want to vote on another proposal.

"If this concludes your business press 1, if you would like to vote another proxy press 2."

If shareholder presses 1: "All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good-bye."

If shareholder presses 2: Shareholder is directed to "Enter Control Number Script" Section.

Error Messages:
Auto Proxy Unavailable Error:	"We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later."
Meeting Date has passed:	"Sorry, the control number you entered is no longer valid.
Control number no longer valid:	"Sorry, the control number you entered is no longer valid.
Invalid Control Number entered 3 times:	"Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours."

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1 - Welcome Screen

[Prior to log-in to www.proxyvote.com/proxy shareholder sees Screen 1]

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X [button appears here]

[If shareholder clicks on "X", Screen 2 appears.]

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Welcome to

The new ProxyVote.com!

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GET STARTED [button appears here]

[If shareholder clicks on "GET STARTED", Screen 2 appears.]

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A redesigned voting experience to

Vote quickly and easily

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[picture of a computer screen with proxy vote web page open appears here]

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[picture of a cell phone screen, computer screen, and tablet screen with "Vote Now!" text on them appears here]

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Vote on your computer,

Smartphone or tablet

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Prominent, easy to access

Shareholder materials

& information

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[picture of a computer screen with shareholder materials web page open appears here]

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Proxy

Vote

A Broadridge service

SCREEN 2

[Prior to entering a control number at www.proxyvote.com/proxy, shareholder sees Screen 2]

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Proxy Vote The most accurate,

a Broadridge service dependable, and efficient way

to submit your proxy voting instructions online.

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Enter your

Control Number to:

Bullets - (indented)

Bullet - Submit Proxy Voting Instructions

Bullet - Download shareholder materials

Input - (indented)

[box in which to enter your control number appears here]

Input - (indented)

["Submit" button appears here]

[If shareholder clicks on "Submit" before inputting a valid control number, the following error message appears:]

The control number that was entered is not valid. Please try again. Please contact your financial institution if you continue to experience this problem.

[If shareholder clicks on "Submit" after inputting a valid control number, Screen 3 appears.]

Text - To access materials without a control number: ["Click here" link appears here] to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on "Click here", they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Text - Need ["help" link appears here] finding your Control Number? [If shareholder clicks on "help", the information below appears.]

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Postal Mail

E-Mail

Recipients

Recipients

Your Control Number can be found next to the label "Control Number" OR as shown in the example below.
OR

Your Control Number can be found next to the field labeled "Control Number" within the body of your email.

Image - [black arrow and box in which to enter your control number appears here]

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Proxy

Vote

A Broadridge service

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(c)1997 - 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

SCREEN 3 - Internet Voting Page

[Upon entering control number in Screen 2, shareholder sees Screen 3]

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[TRUST NAME]:

[FUND NAME]

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[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

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Proxy Voting Instructions

Make your selection below.

Votes can be changed until voting deadline.

The voting instructions indicated below represent the most up-to-date vote information on file. Updates will occur when available.

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Active - Voted

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EST

Control #[shareholder's control number appears here]

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Shareholder

Materials Image - [a white "?" with a black square around it appears here]

[If shareholder hovers mouse over "?", a pop-up box with the following language appears:]

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In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white "i" with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on "Grant of Proxy Authority" link, a pop-up box with the following language appears:]

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[TRUST NAME]:

[FUND NAME]

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X [button appears here]

[If shareholder clicks on "X", Screen 3 appears.]

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#[shareholder's control number appears here]

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Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on "Letter to Shareholders, Notice of Meeting, and Proxy Statement" link, a pop-up box with the proxy materials and proxy statement appears.]

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Proposal(s)

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01 [Title of proposal will be inserted].

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BOARD RECOMMENDATION: [FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[If shareholder clicks on the "VOTE INDIVIDUALLY" button, the following popup appears:
NOMINEES WILL BE VOTED "FOR" UNLESS MARKED "WITHHOLD"]

[Name of nominee for Trustee election] [FOR][WITHHOLD]

02 [Title of proposal will be inserted].

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BOARD RECOMMENDATION: [FOR/AGAINST/ABSTAIN]

[FOR/AGAINST/ABSTAIN]

03 [Title of proposal will be inserted].

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BOARD RECOMMENDATION: [FOR/AGAINST/ABSTAIN]

[FOR/AGAINST/ABSTAIN]

04 [Title of proposal will be inserted].

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BOARD RECOMMENDATION: [FOR/AGAINST/ABSTAIN]

[FOR/AGAINST/ABSTAIN]

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By clicking "Update" I am hereby granting a proxy as defined in the

Link - (left justified) shareholder materials.

[If shareholder clicks on "shareholder materials" link, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Links - (right justified) RESET UPDATE

[If shareholder clicks on "RESET" link, vote selections clear on this page.]

[If shareholder clicks on "UPDATE" link without an election selected, the following popup appears:]

Text - (left justified)

You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links - (left justified) GO BACK SUBMIT

[If shareholder clicks on "GO BACK" link, no votes are cast and the shareholder returns to the voting screen, Screen 3.]

[If shareholder clicks on "SUBMIT" link, they are taken to the Thank You page on Screen 4.]

[If shareholder clicks on "UPDATE" link with an election selected, they are taken to the Thank You page on Screen 4.]

Text - (left justified)

Proxy

Vote

A Broadridge service

Text - (right justified)

(c)1997 - 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

SCREEN 4 - Vote Submission Page

[Upon casting a vote by clicking either the "SUBMIT" or the "UPDATE" links on Screen 3, shareholder sees Screen 4]

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[TRUST NAME]:

[FUND NAME]

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[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

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Thank you.

Your vote has been submitted

Votes can be changed until voting deadline.

Links - REVIEW/CHANGE VOTES ENTER ANOTHER CONTROL NUMBER

[If shareholder clicks on "REVIEW/CHANGE VOTES" link, the initial vote election is cast and the shareholder returns to the voting screen, Screen 3.]

[If shareholder clicks on "ENTER ANOTHER CONTROL NUMBER" link, the initial vote is cast and the shareholder returns to the initial proxy vote screen, Screen 2.]

Please enroll in eDelivery by logging into your online account.

Enter your email address to receive a confirmation when your vote is recorded:

Input - [box in which to enter your email address appears here] Link - NOTIFY ME

[If shareholder clicks on "NOTIFY ME" link, without an email address entered the following appears.]

Please enter email address.

Input - [box in which to enter your email address appears here] Link - NOTIFY ME

[If shareholder clicks on "NOTIFY ME" link, with an email address entered the following appears.]

Notification Saved

A confirmation will be sent to the email address on the file when your vote is recorded.

Text - (centered)

Active - Voted

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EDT

Control #[shareholder's control number appears here]

Text - (right justified)

Shareholder

Materials Image - [a white "?" with a black square around it appears here]

[If shareholder hovers over "?", a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white "i" with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on "Grant of Proxy Authority" link, a pop-up box with the following language appears:]

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[TRUST NAME]:

[FUND NAME]

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X [button appears here]

[If shareholder clicks on "X", Screen 4 appears.]

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#[shareholder's control number appears here]

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Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on "Letter to Shareholders, Notice of Meeting, and Proxy Statement" link, a pop-up box with the proxy materials and proxy statement appears.]

Text - (left justified)

Proxy

Vote

A Broadridge service

Text - (right justified)

(c)1997 - 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 2 or Screen 3 a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

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Proxy

Vote

A Broadridge service

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Fidelity funds

Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Text - (left justified)

Proxy

Vote

A Broadridge service

Text - (right justified)

(c)1997 - 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

[If shareholder requests an e-mail confirmation of his/her vote on Screen 6, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form of

E-mail Confirmation

From: registrar@proxyvote.com

To: [Shareholder Last, First Name]

Subject: ProxyVote Confirmation - [shareholder's control number ending in XXX appears here]

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[TRUST NAME]:

[FUND NAME]

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Your vote instructions have been received and recorded for:

[TRUST NAME]:

[FUND NAME]

CUSIP: [CUSIP number appears here]

This confirmation has been sent from www.proxyvote.com/proxy.

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Shareholder

Materials

Image - [a stack of papers appears here] Link - Letter to Shareholders, Notice of Meeting, and Proxy Statement

[If shareholder clicks on "Letter to Shareholders, Notice of Meeting, and Proxy Statement" link, a pop-up box with the proxy materials and proxy statement appears.]

Text - (left justified)

Proxy

Vote

A Broadridge service

(c)1997 - 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (left justified) Terms and Conditions Privacy Statement

Text - (left justified)

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

Proxy Voting Q&A posted on advisor.fidelity.com

Learn More
What is Proxy Voting?
When will I receive the information I need to vote?
How can I submit a proxy vote?
I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
I used to enter a control number when voting proxy, why is this now no longer required?
I voted and I would like to change my vote, is this possible?
When can I expect to receive proxy materials?

Q:	What is Proxy Voting?
A:

Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?
A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?
A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
A:

By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on "Request copy of shareholder materials," on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on "click here" a window appears where they can change their edelivery preferences on advisor.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?
A:

By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?
A:

Yes, you can vote again using the "Voted" link in the "Action" column as long as voting is still open for that holding. The latest vote cast will be recorded and the "Last Action Taken" date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions
What is Proxy Voting?
When will I receive the information I need to vote?
How can I submit a proxy vote?
I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
I used to enter a PIN when voting proxy, why is this now no longer required?
I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?
A:

Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top
Q:	When will I receive the information I need to vote?
A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top
Q:	How can I submit a proxy vote?
A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top
Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
A:

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns.
Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

Top
Q:	I used to enter a PIN when voting proxy, why is this now no longer required?
A:

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

Top
Q:	I voted and I would like to change my vote, is this possible?
A:

Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

Top

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